UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CELANESE CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

þ	No fee required

¨	Fee paid previously with preliminary materials.

¨	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Celanese The chemistry inside innovation™

2024 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Cautionary Note Regarding Forward-Looking Statements; Available Information
This Proxy Statement includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may appear throughout this Proxy Statement. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

References to our website in this Proxy Statement are provided as a convenience, and the information on our website is not, and shall not be deemed to be a part of this Proxy Statement or incorporated into any other filings we make with the SEC. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers, including Celanese Corporation, that electronically file with the SEC at http://www.sec.gov.

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / i

A Message from Lori J. Ryerkerk, our Chair and CEO and William M. Brown, our Lead Independent Director

March 21, 2024
DEAR FELLOW SHAREHOLDERS:
We are pleased to write to you in advance of our upcoming Annual Meeting of Shareholders. Celanese faced a challenging year in 2023, a year in which our industry faced cyclical demand downturns and prolonged destocking in the supply chain where we sell our products, both of which led to significant pricing and volume challenges.
In the face of these challenges, our Board and our teams focused on building upon and strengthening our solid foundation and executing controllable actions to create value now and into the future. We would like to reflect on three key priorities of our Board.
Build and Execute
Our strategic priorities in 2023 included (i) continuing to lift our foundational level of earnings, (ii) integrating and driving synergy capture from the Mobility and Materials (M&M) acquisition and (iii) generating cash to support our commitment to rapid deleveraging.
Our leadership and broader teams worked with vigor and urgency to achieve the objectives to further these priorities. We worked to optimize our global manufacturing footprint, significantly improved year-over-year stewardship performance, upgraded our company-wide enterprise resource planning system to drive productivity, and exceeded our 2023 net debt reduction objectives. You can read more about these efforts in “Performance Highlights” in the Proxy Summary.
While we are proud of the results the Celanese team has achieved, we look forward to continuing our efforts in 2024 and beyond as there is still much more to do.
Advance our Sustainability Strategy
Our leadership team, with guidance and oversight by our Board, continues to thoughtfully and intentionally advance our sustainability strategy. We have worked together to identify and act on business opportunities, to carefully address our risks and to communicate our plans to our investors and other stakeholders.
We are actively developing product opportunities to help global customers meet the growing demand for more sustainable and circular solutions. Recently we launched a large carbon capture and utilization (CCU) project to support low-carbon solutions and announced a collaboration to develop a new fiber for performance stretch fabrics using recyclable polymers. These efforts deepen our portfolio of sustainable solutions and expand our value chain.
We have also advanced our commitment to develop our strategy regarding Scope 3 greenhouse gas emissions. We are implementing Scope 3 reporting capability and integrating the M&M business into our reporting to prepare for future disclosure.
You can find more in “Sustainability Highlights” in the Proxy Summary.
Strengthen the Board for Long-Term Value
Our Board represents a variety of viewpoints, experience and professional qualifications all as described in ”Item 1: Election of Directors — Director Nominees.” Board composition is an ongoing priority, and over the last few years, the Board has intentionally sought to deepen its perspectives in complex global manufacturing by adding currently serving executives of large global manufacturers to its ranks. Our three most recently elected directors fit this profile, and complement the broad and diverse skillsets of the Board.
The Board remains committed to thoughtful, intentional and long-term succession planning to enhance its ability to serve long-term shareholder value. The Board would also like to recognize the contributions of Jean S. Blackwell, who will be retiring from the Board after more than ten years of service, and William M. Brown, who has been appointed Chief Executive Officer of 3M Company and will depart from the Board after more than eight years of service. The Board thanks each of them and wishes them well.

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / 1

A Message from Lori J. Ryerkerk, our Chair and CEO and William M. Brown, our Lead Independent Director

Looking Ahead
U.S. First Lady Eleanor Roosevelt once said, “The world of the future is in our making. Tomorrow is now.” Celanese leaders remain focused on controllable actions that will ensure we are well positioned to take advantage of growth potential.
Please join our Board of Directors and executive officers on May 13, 2024, at 11:30 a.m. Central time, when we hold our Annual Meeting of Shareholders in live virtual format. Your vote is very important, and whether or not you are able to attend the event in real time, we encourage you submit your voting instructions by proxy as described in this document. We look forward to your participation.
Thank you for your continued support of Celanese.
Sincerely,

Lori J. Ryerkerk Chair, Chief Executive Officer and President	William M. Brown Lead Independent Director

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / 2

Notice of Annual Meeting of Shareholders
CELANESE CORPORATION
222 W. Las Colinas Blvd., Suite 900N
Irving, Texas 75039

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date and Time:	May 13, 2024, 11:30 a.m. (Central Daylight Saving Time)
Virtual Meeting Website:	Online at www.virtualshareholdermeeting.com/CE2024
Items of Business:
● To elect Edward G. Galante, Timothy Go, Kathryn M. Hill, David F. Hoffmeister, Dr. Jay V. Ihlenfeld, Deborah J. Kissire, Michael Koenig, Ganesh Moorthy, Kim K.W. Rucker and Lori J. Ryerkerk to serve until the 2025 Annual Meeting of Shareholders, and until their successors are elected and qualified or their earlier resignation;

● To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2024;
● To hold an advisory vote to approve executive compensation;
● To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to provide for officer exculpation and indemnification under Delaware law; and

● To transact such other business as may properly come before the meeting and any adjournments and postponements thereof in accordance with the provisions of the Company’s Seventh Amended and Restated By-laws (the “by-laws”).

Record Date:	You are entitled to attend the 2024 Annual Meeting virtually and to vote if you were a shareholder at the close of business on March 18, 2024.
This year’s Annual Meeting will be held as a “virtual meeting” via the Internet at www.virtualshareholdermeeting.com/CE2024. You will be able to vote and submit questions online through the virtual meeting platform during the Annual Meeting.
To ensure that your shares are represented at the meeting, we urge you to submit your voting instructions by proxy as promptly as possible. You may submit your proxy via the Internet or telephone, or, if you received paper copies of the proxy materials by mail, you can also submit a proxy via mail by following the instructions on the proxy card or voting instruction card. We encourage you to submit a proxy via the Internet. It is convenient and saves us significant postage and processing costs. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.

By Order of the Board of Directors of
Celanese Corporation
Michael R. Sullivan
Vice President, Deputy General Counsel
and Corporate Secretary

Irving, Texas
March 21, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2024
The Celanese Corporation 2024 Notice of Annual Meeting and Proxy Statement, 2023 Annual Report and other proxy materials are available at www.proxyvote.com.

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / 3

Voting Information
VOTING INFORMATION
You are invited to attend the Annual Meeting to be held at 11:30 a.m. (Central Daylight Saving Time) on Monday, May 13, 2024. This year’s Annual Meeting will be held as a “virtual meeting” via the Internet at www.virtualshareholdermeeting.com/CE2024.
It is very important that you vote in order to play a part in the future of the Company. Please carefully review the proxy materials for the Annual Meeting and follow the instructions below to cast your vote on all of the voting matters.
Who is Eligible to Vote
You are entitled to vote at the Annual Meeting if you were a shareholder at the close of business on March 18, 2024, the record date for the meeting. On the record date, there were 111,563,396 shares of the Company’s Common Stock issued, outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each proposal to be voted on at the meeting.
How to Vote
Even if you plan to attend the Annual Meeting, please submit your voting instructions by proxy as soon as possible using one of the following methods for submitting a proxy (see page 98 for additional details). Make sure to have your proxy card, voting instruction form or Notice of Internet Availability in hand and follow the instructions provided. Unless those documents provide different instructions, most of our shareholders will be able to vote in advance of the meeting by one of the following means:

VOTE IN ADVANCE OF THE MEETING*				VOTE AT THE VIRTUAL MEETING
via the internet	by phone	by mail	by QR code
:	)	*		m

Visit proxyvote.com to submit a proxy via computer or your mobile device	Call 1-800-690-6903 or the telephone number on your proxy card or voting instruction form	Sign, date and return your proxy card or voting instruction form	Scan this QR code to vote with your mobile device (may require downloading of free app)	See “Questions and Answers” for details on attending and voting at the Annual Meeting
* You will need the 16-digit control number included on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.
If you are a shareholder who holds shares through a brokerage firm, bank, trust or other similar organization (that is, in “street name”), please refer to the instructions from the broker or organization holding your shares.
If you have questions or require assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003. Shareholders may call toll free: (800) 574-5971.
Important Note About Meeting Admission Requirements: If you plan to attend the virtual meeting, see the answer to question 2 on page 97 for important details on requirements to log-in to the meeting.

Electronic Shareholder Document Delivery
Instead of receiving future copies of annual meeting proxy materials by mail, shareholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents and will also give you an electronic link to the proxy voting site.

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / 4

Proxy Summary

PROXY STATEMENT SUMMARY					We provide below highlights of certain information in this Proxy Statement. As this is only a summary, please refer to the complete Proxy Statement and 2023 Annual Report before you vote.

Proxy Item No. 1 Election of 10 Director Nominees
ü The Board recommends a vote FOR all Director Nominees
Our Board and the Nominating and Corporate Governance Committee believe that the ten director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.

à See “Item 1: Election of Directors” and “Director Nominees” beginning on page 11 of this Proxy Statement for additional information.

Director Nominees
The following table provides summary information about each director nominee. Each nominee is to be elected by a majority of the votes cast.

Name and Qualifications		Age	Director Since	Primary Occupation / Other Public Company Boards	Independent	Committee Memberships
Edward G. Galante		73	2013	Former SVP – Exxon Mobil Corporation	ü	CMD£; EHS
&Q.:ÐGq@6L				Clean Harbors Inc.; Marathon Petroleum Corp.
Timothy Go		57	2024	CEO and President – HF Sinclair Corporation	ü	EHS
&Q.:Ðq@6L				HF Sinclair Corporation
Kathryn M. Hill		67	2015	Former SVP Dev. Strategy – Cisco Systems Inc.	ü	CMD; EHS£
&Q:5@6L				Moody’s Corporation; NetApp Inc.
David F. Hoffmeister		69	2006	Former SVP / CFO – Life Technologies Corp.	ü	AC; NCG
&Q.:Gq6L				Glaukos Corporation; ICU Medical Inc.; StepStone Group Inc.
Dr. Jay V. Ihlenfeld		72	2012	Former SVP, Asia Pacific – 3M Company	ü	CMD; EHS
Q.:5ÐG@6
Deborah J. Kissire		66	2020	Former Vice Chair - Ernst & Young LLP	ü	AC£; EHS
&Q:5Gq6L				Omnicom Group; Axalta Coatings System Ltd.; Cable One, Inc.
Michael Koenig		60	2022	CEO – Nobian Industrial Chemicals B.V.	ü	CMD; EHS
&Q.:5ÐG@6L				Symrise AG
Ganesh Moorthy		65	2023	CEO – Microchip Technology Incorporated	ü	AC; NCG
&Q:5ÐGq@6L				Microchip Technology Incorporated
Kim K.W. Rucker		57	2018	Former EVP and GC – Andeavor	ü	AC; NCG£
&Q:5ÐGq6L				Marathon Petroleum Corp.; HP Inc.; GE Vernova
Lori J. Ryerkerk		61	2019	Chair, CEO and President – Celanese Corporation		–
&Q.:ÐGq@6L				Eaton Corporation plc

Qualifications:				Board Committees:
&	Leadership	G	Govt/regulatory	AC	Audit Committee
Q	Global experience	q	M&A and financial transactions	CMD	Compensation and Management Development Committee
.	Chemical industry	@	Operational	EHS	Environmental, Health, Safety, Quality and Public Policy Committee
:	Innovation-focused	6	Strategic	NCG	Nominating and Corporate Governance Committee
5	Customer-focused	L	Risk oversight	£	Committee Chair
Ð	Environmental / sustainability

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / 5

Proxy Summary

Director Nominee Highlights

Director succession is a robust, ongoing process at Celanese. Our Board regularly evaluates desired attributes in light of the Company’s strategy and evolving needs. We believe that our director nominees bring a well-rounded variety of skills, qualifications, experience and diversity, and represent an effective mix of deep company knowledge and fresh perspectives.

Diversity

Tenure	Age	Expertise and Independence

Average Tenure of Nominees

<5 years
5
5-10 years
2
10+ years
3

Average Tenure: 6.6 years	Average Age: 64.6 years

Balanced Mix of Skills, Qualifications and Experience

Former or Current Public Company CEO
4
Relevant senior leadership/C-Suite experience
9
Global business experience
10
Extensive knowledge of the Company's business and/or chemical industry
6
Experience in innovation-focused businesses
10
Experience in customer-driven businesses
6
Environmental/sustainability experience
7
Government/regulatory/geopolitical exposure
8
M&A and financial transactions experience
7
Operational expertise
7
Strategy development experience
10
Risk oversight/management expertise
9

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / 6

Proxy Summary

Performance Highlights
Business Performance in 2023 (see page 52 for more information on our controllable actions to drive performance)
ü	We reported 2023 net sales of $10,940 million, 13% higher than our previous record in 2022.
ü	Our overall earnings results in 2023 consisted of:
	t	GAAP diluted earnings per share of $18.00, and Adjusted EPS(1) of $8.92; and
	t	Net earnings of $1,960 million and Operating EBITDA(1) of $2,444 million.
ü	We generated record operating cash flow of $1,899 million and record free cash flow(1) of $1,320 million, allowing us to exceed our 2023 deleveraging goals.

Strengthening our Foundation for Earnings Growth and Long-Term Shareholder Value
ü
We have worked to improve our global manufacturing footprint to enhance our competitiveness and drive future earnings – bringing our Clear Lake acetic acid expansion closer to commissioning and taking actions to optimize the footprint and cost base of our Engineered Materials business.
Net Sales ($Bn)

$6.3
$5.7
$8.5
$9.7
$10.9
2019
2020
2021
2022
2023

ü
In 2023 we demonstrated a focused commitment to stewardship of our operations through enhanced collaboration, communications and alignment across our organization, resulting in significantly improved year-over-year performance in environmental, process safety and people safety metrics.

ü
During 2023 and early 2024, we executed a transformational upgrade to our company-wide enterprise resource planning system and integrated the M&M business into it, to drive productivity and enable us to unlock additional synergy opportunities.

ü	Our free cash flow generation, together with cash proceeds from the formation of the Nutrinova joint venture, enabled us to meaningfully exceed our full-year 2023 net debt reduction objectives.		One, Three and Five Year Total Shareholder Return (TSR)
(as of year-end 2023)

93.2%
69.8%
55.7%
27.6%
22.6%
9.4%
1-year
3-year
5-year

Celanese

Dow Jones (US) Chemicals Index

Proxy Item No. 3 Advisory Approval of Executive Compensation
ü The Board recommends a vote FOR this proposal
Our Board recommends that shareholders vote “FOR” the advisory approval of the compensation of our named executive officers (“NEOs” or “named executive officers”) for the 2023 performance year.

à See “Item 3: Advisory Approval of Executive Compensation” and “Compensation Discussion and Analysis” beginning on page 52 of this Proxy Statement.

Additional Information

Please see “Questions and Answers” beginning on page 97 for important information about the proxy materials, voting, the Annual Meeting, Company documents, communications and the deadlines to submit shareholder proposals for the 2024 Annual Meeting.

(1) Adjusted earnings per share, operating EBITDA and free cash flow are non-U.S. GAAP financial measures. See “Exhibit A” for information concerning these measures including a definition and a reconciliation to the most comparable U.S. GAAP financial measure.

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / 7

Proxy Summary

Corporate Governance Highlights
Our Corporate Governance Policies Reflect Best Practices
We are committed to good corporate governance, which promotes the long-term interests of shareholders, strengthens Board and management accountability and helps to build public trust in the Company.

Independent Oversight
● 9 of 10 director nominees are independent (all except for the CEO)
● Lead Independent Director with clearly defined and robust responsibilities
● Regular executive sessions of independent directors at Board meetings (chaired by the Lead Independent Director) and Committee meetings (chaired by independent Committee chairs)
● 100% independent Board Committees
● Active Board oversight of the Company’s strategy, risk management and sustainability efforts

Board Refreshment
● Comprehensive, ongoing Board succession planning process
● Regular Board refreshment and mix of tenure of directors (eight of our nominees joined after the beginning of 2015, six since the beginning of 2018 and three since the beginning of 2022)
● Annual Board and Committee assessments including performance evaluation of individual directors
● Focus on diversity (3 of the Board’s 4 committees are chaired by women, who are also independent directors); 6 of 10 director nominees are women, or racially or ethnically diverse)
● Retirement age of 75

Shareholder Rights
● Annual election of all directors
● Majority-vote and director resignation policy for directors in uncontested elections
● Proxy access right for shareholders (3% ownership threshold continuously for 3 years / 2 director nominees or 20% of the Board / 20 shareholder aggregation limit)
● Directors may be removed by shareholders with or without cause
● One class of outstanding shares with each share entitled to one vote
● No poison pill

Good Governance Practices
● Prohibition on hedging or pledging Company stock
● Comprehensive clawback policies
● Rigorous director and executive stock ownership requirements
● Active shareholder engagement program
● Global Code of Conduct applicable to directors and all employees with annual compliance certification
● Political activities disclosures on our website
● Longstanding commitment to corporate responsibility

Proxy Item No. 2 Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year ending December 31, 2024
ü The Board recommends a vote FOR this proposal
The Audit Committee and the Board believe that the continued retention of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 is in the best interests of the Company and its shareholders. As a matter of good corporate governance, shareholders are being asked to ratify the Audit Committee’s selection of the independent registered public accounting firm for 2024.
à See “Audit Matters” beginning on page 47 of this Proxy Statement for additional information.

Proxy Item No. 4 Approve an amendment to our Certificate of Incorporation to provide for officer exculpation and indemnification under Delaware Law
ü The Board recommends a vote FOR this proposal
The Board believes that providing protection from certain liabilities to certain officers, similar to the protection from certain liabilities that the Company currently provides to directors, is in the best interests of the Company and its shareholders. The Board believes that, without this amendment, officer candidates may be discouraged from joining or continuing to serve the Company.
à See “Item 4: Approval of the Amendment to our Certificate of Incorporation to Provide for Officer Exculpation and Indemnification under Delaware Law” beginning on page 94 of this Proxy Statement for additional information.

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / 8

Proxy Summary

Sustainability Highlights

Sustainable Solutions for a World in Transition

Our vision: Improving the world and everyday life through our people, chemistry, and innovation.
Circularity, Innovation, and Growth
Celanese remains committed to reducing our own environmental impact and to helping our customers do the same. In furtherance of this goal, we recently brought online a carbon capture and utilization project in our Clear Lake, Texas plant as part of our Fairway Methanol joint venture. This project uses vented CO2 and low-carbon hydrogen as feedstock (80% from third party sources) to produce a methanol building block for downstream production. In addition to the environmental benefits of capturing and using CO2 that would otherwise be emitted to the atmosphere, the resulting product can be used in lieu of fossil fuel-based raw materials.
We added a new product designation, ECO-CC, for products that use this carbon capture and utilization technology, growing our portfolio of similar designations such as ECO-R (products using recycled content) and ECO-B (products using mass balance bio-content). And the U.S. Department of Energy (“DOE”) recently approved Celanese as a Utilization Procurement Grant (“UPG”) vendor due to offering ECO-CC low-carbon acetic acid. States, local governments, and public utilities and agencies can use grants to purchase such UPG-approved products, supporting the DOE’s goal of encouraging these entities to use commercial or industrial products derived from human-generated CO2 and similar chemicals.
In our Engineered Materials segment, we collaborated with a well-known athletic apparel and footwear brand on a high performance, recyclable fiber that serves as an alternative to elastane (commonly referred to as spandex). This new product, NEOLAST™, was developed to help solve an enduring issue with performance fabrics — recyclability — and to enable our customers to meet their sustainability goals and increase circularity.
Sustainability Goals and Reporting
As part of our efforts to reduce our environmental impact, we previously set the production-related intensity targets specified below, which are measured against a 2021 baseline of Celanese owned and operated assets. ERM Certification and Verification Services provided limited assurance of our baseline metrics in 2022, which did not include the Mobility and Materials business (“M&M”) at that time. Over the past year, following our acquisition of M&M, we have worked to incorporate M&M into our reporting capabilities and these baselines, aspiring to disclose the re-baselined metrics in 2024.
We have also actively advanced our understanding of our Scope 3 emissions. We implemented for the first time the capability to report on Scope 3 categories to prepare for future disclosure. These advancements will further inform and guide our sustainability strategy.
[1] Based on production from a 2021 baseline.
See “Human Capital Development” beginning on page 55 of this Proxy Statement for additional information about our human capital efforts.
Go to https://www.celanese.com/corporate-sustainability-strategy to learn more about Sustainability at Celanese.

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / 9

Proxy Statement
PROXY STATEMENT
For the Annual Meeting of Shareholders To Be Held Virtually on May 13, 2024

The Board of Directors (the “Board of Directors” or the “Board”) of Celanese Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at our 2024 Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually at 11:30 a.m. (Central Daylight Saving Time) on Monday, May 13, 2024, at our virtual meeting website www.virtualshareholdermeeting.com/CE2024. This Proxy Statement (this “Proxy Statement”) contains information about the matters to be voted on at the meeting and the voting process, as well as information about our directors. We will bear the expense of soliciting the proxies for the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2024
The Celanese Corporation 2024 Notice of Annual Meeting and Proxy Statement, 2023 Annual Report and other proxy materials are available at www.proxyvote.com.
INFORMATION ABOUT SOLICITATION AND VOTING
Pursuant to U.S. Securities and Exchange Commission (“SEC”) rules, we have elected to furnish proxy materials to our shareholders via the Internet instead of mailing printed copies of those materials to each shareholder. If you received a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) by mail, you will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the proxy materials and cast your vote on the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability. Shareholders who requested paper copies of proxy materials or previously elected to receive proxy materials electronically will not receive the Notice of Internet Availability and, instead, will receive the proxy materials in the format requested. This Proxy Statement, our 2023 Annual Report and other information about the Annual Meeting also are available in the “News & Events” section of our website, https://investors.celanese.com.
The Notice of Internet Availability and, for shareholders who previously requested electronic or paper delivery, the proxy materials will be mailed on March 21, 2024, to shareholders of record and beneficial owners who owned shares of the Company’s Common Stock at the close of business on March 18, 2024.
Our principal executive offices are located at 222 W. Las Colinas Blvd., Suite 900N, Irving, Texas 75039.
For additional information about the proxy materials and the Annual Meeting, see “Questions and Answers”.

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / 10

Governance
GOVERNANCE
The Company is committed to effective corporate governance, which promotes the long-term interests of shareholders, strengthens Board and management accountability and helps build public trust in the Company. See “Corporate Governance Highlights” for more information.
The Company’s certificate of incorporation, by-laws, corporate governance guidelines, Board committee charters and other materials can be accessed on our website, https://investors.celanese.com, by clicking “Corporate Governance.” Instructions on how to obtain copies of these materials are also included in the response to question 20 in the Questions and Answers section on page 102.
ITEM 1: Election of Directors
Background
Based on the recommendation of our independent Nominating and Corporate Governance Committee (the “NCG Committee”), our Board of Directors has nominated ten directors — Edward G. Galante, Timothy Go, Kathryn M. Hill, David F. Hoffmeister, Dr. Jay V. Ihlenfeld, Deborah J. Kissire, Michael Koenig, Ganesh Moorthy, Kim K.W. Rucker and Lori J. Ryerkerk — each to serve a one-year term expiring at the 2025 Annual Meeting of Shareholders. Independent director Jean S. Blackwell, who joined the Celanese Board in 2014, has advised the Board that she intends to retire from the Board will not stand for re-election at the upcoming Annual Meeting. Independent director William M. Brown, who joined the Celanese Board in 2015, has advised the Board that, given the anticipated responsibilities and time commitment associated with his appointment as Chief Executive Officer of 3M Company, he has decided not to stand for re-election at the upcoming Annual Meeting. The Board expresses its thanks to Ms. Blackwell and Mr. Brown for their contributions during their service, and will set the number of directors at ten effective as of the expiration of Ms. Blackwell’s and Mr. Brown’s terms at the 2024 Annual Meeting.
At the Annual Meeting, shareholders will have the opportunity to elect these nominees. Unless otherwise instructed, the proxy holders will vote the proxies received by them “for” these ten nominees. If any of our nominees is unable or declines to serve as a director as of the time of the Annual Meeting, the Board may designate a substitute nominee or reduce the size of the Board. Proxies will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy.
These director nominees have consented to be elected to serve as directors for the next year and we have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.
The name of each of our nominees for election and certain information about them, as of the date of this Proxy Statement, is set forth below under “Director Nominees,” including the particular qualifications, attributes, skills and experience that led the Board to conclude that each should serve as a director of the Company.

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / 11

Governance

Board Composition and Refreshment		BOARD REFRESHMENT
Since 2018, we have:
The Board and the NCG Committee believe the Board should represent a collection of talented, highly-experienced, high-integrity, strategic leaders from a variety of backgrounds with diverse viewpoints, possessing skill sets and experience that bring value to Celanese’s long-term strategy. To that end, the Board and NCG Committee continuously strive to maintain, through thoughtful Board refreshment, an appropriate balance of skills, tenure, and diversity. The Board believes that new perspectives and new ideas are critical to a forward-looking and strategic board, as is the ability to benefit from the valuable experience and familiarity with the complexities of our business that longer-serving directors bring. The Board and the NCG Committee regularly evaluate the skills represented on the Board, to support a thoughtful, long-term approach towards optimizing Board composition.

	●	Six new directors, three of whom are women and three of whom are racially or ethnically diverse
	●	Completed a Board leadership transition, and elected a new Lead Independent Director
	●	Rotated all Board committee chairs
	●	Added increased industry, operational and M&A experience while increasing the diversity of the Board

Each of our directors was identified in large part due to the fit of their deep experience with different aspects of our long-term strategy. Since the 2023 Annual Meeting of Shareholders, the Board has elected Messrs. Moorthy and Go, each of whom is a sitting CEO of a multibillion dollar company and a nominee for election at the upcoming Annual Meeting. Their respective elections were part of a long-term and ongoing strategic succession planning effort by the Board and the NCG Committee to bring additional complex manufacturing experience in order to enhance the Board’s global and end-market perspectives given our increasingly complex global footprint and product end markets. The Board and NCG Committee also sought to bring additional sitting executives onto the Board to enhance the Board’s multidisciplinary perspectives on issues of current importance to our business and industry. The election in February 2022 of Mr. Koenig, an accomplished materials industry CEO who was re-elected at the 2023 Annual Meeting, was also a part of this refreshment strategy. Each of these directors also brings significant experience in transformational acquisitions and M&A integration.
The NCG Committee identified these highly-qualified candidates with the assistance of a search firm. The NCG Committee and the full Board carefully reviewed the experience, skills and attributes of these individuals, along with those of a number of other qualified candidates identified by the search firm, as well as their independence. After interviews, the NCG Committee and the Board determined to elect Messrs. Koenig, Moorthy and Go to the Board in February 2022, December 2023 and February 2024, respectively, and to recommend their reelection by our shareholders at the 2024 Annual Meeting. See “Director Nominees” for more information on the specific qualifications and experience these, and our other directors, bring to our Board.
Qualifications, Qualities, Skills and Experience to be Represented on the Board
The Board and the NCG Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field and have the ability to devote the time and effort necessary to fulfill his or her responsibilities to the Company. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, a willingness to assume fiduciary responsibilities, an appreciation of diversity and a commitment to sustainability and to dealing responsibly with social issues. The NCG Committee uses a variety of methods for identifying and evaluating director nominees and considers candidates who are recommended by Board members, by shareholders, as well as those identified by third-party search firms retained from time to time (including the firm currently retained as described above). The NCG Committee members and other Board members conduct interviews of potential director candidates to assess integral qualities, including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.
The Board considers diversity of race, ethnicity, gender, age, cultural background and professional experience in evaluating candidates for Board membership and assesses the effectiveness of this policy through the NCG

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Governance
Committee’s annual review of director nominees. The Board believes that diversity results in a variety of points of view and, consequently, a more effective decision-making process. Of the six nominees who have joined the Board since 2018, three are women and three are racially or ethnically diverse.
The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current and expected future business needs. These are summarized in the following table.

	Qualifications, Attributes, Skills and Experience	Characteristics	No. of Nominees
&	Relevant senior leadership/C-Suite experience	Senior leadership experience allows directors to more effectively oversee strategic aspects of our global business	9
Q	Global business experience	Global perspectives on our Board help guide our business, with products manufactured in the Americas, Europe and Asia and operations in over 20 countries around the world	10
.	Extensive knowledge of the Company’s business and/or the chemical and materials industry	A deep understanding of the Company’s business and/or the chemical and materials industry allows a director to better understand the complex operational, commercial and market issues we face	6
:	Experience in innovation-focused businesses	Focus on innovation allows directors to better direct our efforts to expand our business though new products and applications	10
5	Experience in customer-driven businesses	Experience in businesses involving a high level of customer interaction allows directors to more deeply understand the Company’s market-facing strategies	6
Ð	Environmental/sustainability experience	Experience with complex environmental regulation and sustainability-focused strategy enables directors to better oversee these areas of opportunity and risk	7
G	Government/regulatory/geopolitical exposure	Experience navigating complex governmental, regulatory and geopolitical issues gives directors insight into the regulatory obligations and geopolitical challenges that the company may encounter in various jurisdictions	8
q	M&A and financial transactions experience	A high level of familiarity with M&A, financial matters, capital structures and complex financial transactions allows directors to bring expertise to our capital allocation, M&A and deleveraging strategies in global financial markets	7
@	Operational experience	Experience managing the manufacture of many types and kinds of products with high level specifications and in large quantities around the world allows directors to bring valuable perspectives to our business	7
6	Strategy development experience	Experience with strategy development allows the Board to better evaluate management’s plans and guide the Company	10
L	Risk oversight/management experience	Risk oversight expertise allows directors to better assess risk and refine and oversee the Company’s policies and processes to manage risk	9

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Governance
Director Nominees

Lori J. Ryerkerk

Experience
•Chief Executive Officer and President, Celanese (2019 – present); Chair (2020 – present)
•Executive Vice President of Global Manufacturing of Shell Downstream Inc., the largest business of Royal Dutch Shell plc (now Shell plc), a global group of energy and petrochemical companies, where she led a team of 30,000 employees and contractors at refineries and chemical sites worldwide (2013 – 2018), Regional Vice President of Manufacturing in Europe and Africa responsible for the operation of five Shell Manufacturing facilities and five joint ventures (2010 – 2013)
•Senior Vice President, Refining, Supply and Terminals at Hess Corporation, where she was responsible for refineries, terminals and a distribution network, and supply and trading (2008 – 2010)
•Multiple operational and senior leadership roles in Refining and Chemicals Manufacturing, Power Generation, and various other groups including Supply, Economics and Planning, HSSE, and Public Affairs/Government Relations at ExxonMobil (1984 – 2008)
•Former Independent Director at Axalta Coating Systems, a leading provider of liquid and powder coatings (2015 – 2019)

Other Current Public Company Directorships
•Independent Director at Eaton Corporation plc, a diversified power management company (2020 – present)

Notable Affiliations
•Board member, American Chemistry Council (2019 – present)
•Board member, National Association of Manufacturers (2019 – present)

Qualifications Provided to Our Board
•Proven experience in P&L improvement, operational excellence and value creation in large, complex manufacturing organizations internationally and in the U.S., leading thousands of employees and multibillion dollar budgets at Shell, Hess and ExxonMobil
•Leadership of multiple nine- and ten-figure acquisitions and divestitures to optimize manufacturing and operational portfolios
•Significant experience in environmental and sustainability matters in the manufacturing and energy industries, including publication of Exxon’s first corporate-wide environmental, health and safety report, key involvement in the American Petroleum Institute’s establishment of guidelines for the calculation of greenhouse gas emissions, bringing keen insight to Celanese as we design, set and operationalize our sustainability targets and priorities
•In multiple roles throughout her career, led multi-year improvements and safety and environmental metrics from individual manufacturing sites to large global businesses
•Long history of effectively and influentially representing her companies and industries through trade associations and governmental committees in both the U.S. and abroad, including experience as the head of government relations and public affairs for the world’s largest energy company and broad experience in trade association leadership
•External recognition includes being named as one of America’s Most Powerful Women in Business by Fortune, CEO of the Year by D (Dallas) Magazine (2020) and a member of the Department of Chemical and Biological Engineering Hall of Fame at Iowa State University (2021)

Education
•B.S. in chemical engineering, Iowa State University

Director since: 2019 Age: 61 Current Board Committees: None

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Governance

Edward G. Galante

Experience
•Senior Vice President and member of the management committee of Exxon Mobil Corporation, an international oil and gas company (2001 – 2006), Executive Vice President of ExxonMobil Chemical Company (1999 – 2001) and various management positions of increasing responsibility over more than 30 years with the company
•Former Independent Director at Foster Wheeler AG, global engineering conglomerate (2007 – 2014)
•Former Independent Director at Linde PLC, global industrial gas corporation, and its predecessor company, Praxair (2007 – 2023)

Other Current Public Company Directorships
•Independent Director at Clean Harbors, Inc., a leading provider of environmental and industrial services (2007 – present)
•Independent Director at Marathon Petroleum Corporation, a leading, integrated, downstream energy company (2018 – present), previously Independent Director at Andeavor Corporation, a highly integrated marketing, logistics and refining company acquired by Marathon (2016 – 2018)

Notable Affiliations
•LSU Foundation
•Board of United Way Foundation of Metropolitan Dallas
•Board of Trustees of Northeastern University
•Director, Artis-Naples

Qualifications Provided to Our Board
•Decades-long operational and commercial experience in the petroleum and chemical manufacturing industry, including as EVP of one of the largest chemical companies in the world (Exxon Mobil Chemical), giving the Board and executive leadership valuable long-term insight into industry and commercial prospects, and capital deployment optimization
•Brings to the Board and the EHSQPP Committee significant experience in environmental, health and safety (EHS) issues, gained from leading Exxon Mobil’s EHS activities, chairmanship of the EHS Committee of Clean Harbors, membership on Marathon Petroleum’s Sustainability Committee and membership on the Environmental, Health, Safety and Security committee at Andeavor
•Chair leadership and member service on large-company compensation committees gives our CMDC a valuable cross-industry perspective into best practices in driving value-creating behavior of leadership teams in large organizations

Education
•B.S. in civil engineering, Northeastern University

Director since: 2013 Age: 73 Current Board Committees: Compensation Environmental, Health, Safety, Quality & Public Policy

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Governance

Timothy Go

Experience
•President and Chief Executive Officer (May 2023 – present) of HF Sinclair Corporation, a leading independent energy company that produces and markets high-value light products such as gasoline, diesel fuel, jet fuel, renewable diesel and other specialty products; President and Chief Operating Officer (Nov. 2021 – May 2023) and Executive Vice President, Chief Operating Officer (June 2020 – Nov. 2021)
•Chief Executive Officer of the general partner of Calumet Specialty Products Partners, an independent producer of specialty hydrocarbon products, (Jan. 2016 – June 2020)
•Various operational leadership roles (2008 – 2015) at Koch Industries, Inc. and Flint Hills Resources, LP, a wholly-owned subsidiary of Koch Industries focusing on specialty chemicals, including most recently as Vice President, Operations of Flint Hills Resources (July 2012 – Sept. 2015)
•Various roles of increasing responsibility in downstream operations at ExxonMobil Corporation (1989 – 2008)

Other Current Public Company Directorships
•HF Sinclair Corporation (2023 – present)

Notable Affiliations
•University of Texas Engineering Advisory Board
•Ronald McDonald House of Dallas Board

Qualifications Provided to Our Board
•Current and prior service as CEO of multibillion energy product and specialty chemical manufacturers with thousands of employees and multiple large facilities, bringing operational and business insights to our own strategic and operational manufacturing initiatives
•Deep leadership and technical experience in large and complex manufacturing operations – including demonstrated success in renewable energy production, plant safety and reliability – which gives him keen insights into our long-term strategy and daily operations
•Experience acquiring and integrating multiple large businesses and manufacturing into existing companies – including HollyFrontier’s transformational multibillion dollar acquisition of assets of Sinclair Oil and formation of HF Sinclair Corporation – which helps him guide our M&A integration strategy

Education
•B.S. in Chemical Engineering, University of Texas at Austin

Director since: 2024 Age: 57 Current Board Committees: Environmental, Health, Safety, Quality & Public Policy

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Governance

Kathryn M. Hill

Experience
•Numerous executive-level positions at Cisco Systems, Inc., a worldwide technology leader powering the internet, including Executive Advisor (2011 – 2013); Senior Vice President, Development Strategy and Operations (2009 – 2011); Senior Vice President, Access Networking and Services Group (2008 – 2009); Senior Vice President, Ethernet Systems and Wireless Technology Group (2005 – 2008); and other roles of increasing responsibility
•Various engineering positions of increasing responsibility at Hughes Network Systems, a satellite internet provider (1982 – 1993)

Other Current Public Company Directorships
•Independent Director at Moody’s Corporation, a global integrated risk assessment company (2011 – present)
•Independent Director at NetApp, Inc., an intelligent data infrastructure company (2013 – present)

Qualifications Provided to Our Board
•Valuable insight into long-term commercialization strategies, through experience developing and successfully commercializing large complex enterprise products and services in multiple Senior Vice President roles at Cisco Systems
•Practical knowledge and experience in enhancing our manufacturing and commercial effectiveness through digital strategies, gained from leadership experience at large technology companies, including service on Cisco’s development council
•Long tenure at large technology companies and board membership at high-profile and complex technology-driven companies enables her to advise the Board and management very effectively on governance and information security matters while chairing the EHSQPP Committee

Education
•B.S. in Mathematics, Rochester Institute of Technology

Director since: 2015 Age: 67 Current Board Committees: Compensation Environmental, Health, Safety, Quality & Public Policy

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Governance

David F. Hoffmeister

Experience
•Senior Vice President and Chief Financial Officer of Life Technologies Corporation, a global life sciences company, prior to its acquisition by ThermoFisher Scientific Inc. (2008 – 2014)
•Chief Financial Officer of Invitrogen Corporation, a biotechnology company which merged with Applied Biosystems to form Life Technologies Corporation (2004 – 2008)
•Senior partner at McKinsey & Company serving clients in the healthcare, private equity and chemical industries on issues of strategy (1984 – 2004), including as leader of McKinsey’s North American chemical practice (1998 – 2004)

Other Current Public Company Directorships
•Independent Director at Glaukos Corporation, an ophthalmic medical technology and pharmaceutical company (2014 – present)
•Independent Director at ICU Medical Inc., a global leader in infusion systems, infusion consumables, and high-value critical care products (2018 – present)
•Independent Director at StepStone Group Inc., a private markets investment firm (2020 – present)

Notable Affiliations
•Director at Kaiser Permanente, a private non-profit integrated managed care consortium (2014 – present)

Qualifications Provided to Our Board
•Long-standing knowledge of chemical and materials manufacturing, including from his time as the head of McKinsey’s North American chemical practice and as CFO of multibillion dollar life sciences companies
•Valuable experience to effectively guide our efforts to grow our Engineered Materials business gained from deep knowledge of the medical and pharmaceutical industries through prior roles
•Strong insight into successful acquisition execution, integration and synergy capture from leading, as CFO, the multibillion dollar merger and integration of two life sciences companies into a combined company, Life Technologies, with approximately 10,000 employees, and then playing an integral role in that company’s later $14 billion acquisition by ThermoFisher

Education
•B.A. in business administration and management, University of Minnesota
•MBA, University of Chicago Booth School of Business

Director since: 2006 Age: 69 Current Board Committees: Audit Nominating and Corporate Governance

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Governance

Dr. Jay V. Ihlenfeld

Experience
•Senior Vice President, Asia Pacific (2006 – 2012), for 3M Company, a leader in technology and innovation; Senior Vice President, Research and Development (2002 – 2006); Various other leadership and technology positions, including Vice President of the Performance Materials business and Executive Vice President of the Sumitomo/3M business in Japan, over 33 years
•Former Independent Director at Ashland, Inc., a premier global specialty materials company (2017 – 2024)

Notable Affiliations
•Minnesota Orchestra
•University of Wisconsin-Madison College of Engineering Industrial Advisory Board
•Phi Delta Theta Foundation Trustee Emeritus

Qualifications Provided to Our Board
•Extensive experience related to research, development, innovation and commercialization of chemical and performance materials products in multiple regions around the globe, which engineering and business knowledge is invaluable to the Board’s oversight of our product innovation, development and commercialization initiatives
•A strong global perspective, from various experiences, including his time as 3M’s Senior Vice President, Asia Pacific and Executive Vice President of 3M’s Sumitomo partnership, is highly beneficial to the Board’s and management’s understanding of global business and geopolitical considerations, particularly as the M&M acquisition expands our end market presence in the Asia-Pacific region
•Deep experience in environmental and manufacturing strategy in the chemical sector, which helps guide the Board’s oversight of our operational sustainability efforts

Education
•B.S. in chemical engineering, Purdue University
•PhD in chemical engineering, University of Wisconsin-Madison

Director since: 2012 Age: 72 Current Board Committees: Compensation Environmental, Health, Safety, Quality & Public Policy

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Governance

Deborah J. Kissire

Experience
•Vice Chair and Regional Managing Partner, member of the Americas Executive Board and member of the Global Practice Group and various other various leadership positions, including Vice Chair and Regional Managing Partner for the East Central and Mid-Atlantic Regions and U.S. Vice Chair of Sales and Business Development, over a more than 35 year career at Ernst & Young LLP, an independent registered public accounting firm (1979 – 2015)

Other Current Public Company Directorships
•Independent Director at Cable One, Inc., a leading American cable and internet service provider (2015 – present)
•Independent Director at Omnicom Group Inc., a global marketing and corporate communications holding company (2016 – present)
•Independent Director at Axalta Coating Systems Ltd., a leading provider of liquid and powder coatings (2016 – present)

Notable Affiliations
•Advisory Board for Texas State University’s McCoy College of Business
•Goodwill Industries of Greater Washington
•Junior Achievement USA

Qualifications Provided to Our Board
•Ms. Kissire’s more than 35-year career and leadership roles at Ernst & Young, together with her service on other large public company audit committees, bring to our Audit Committee a thorough, multi-industry perspective to the complexities of our strategic planning, balance sheet and cash management, risk oversight and financial reporting
•Experience leveraging her leadership skills and vision for strategic firm initiatives and programs at Ernst & Young in global branding, governance, and gender inclusiveness, such as their Partner Advisory Council, Strategy Task Force, Gender Equity Task Force, and various Global Vision initiatives – which brings to our Board valuable experience in these areas key to our strategy

Education
•BBA in accounting, Texas State University

Director since: 2020 Age: 66 Current Board Committees: Audit Environmental, Health, Safety, Quality & Public Policy

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Governance

Michael Koenig

Experience
•Chief Executive Officer and a member of the board of directors of Nobian Industrial Chemicals B.V., a privately-held European leader in the production of essential chemicals that spun out of Nouryon (2021 – present)
•Chief Executive Officer of Elkem ASA, a publicly-listed and Norwegian-headquartered global supplier of silicon-based advanced materials (2019 – 2021)
•Chief Executive Officer of China National Bluestar Group, a specialty chemicals company (2016 – 2019)
•Multiple senior executive positions in Germany and China at Bayer AG, a life sciences company (1990 – 2015)
•Former Executive Board Member at Elkem ASA (2016 – 2021)
•Former Independent Director at Conzzeta AG, a sheet-metal processing company now known as Bystronic AG (2016 – 2021)

Other Current Public Company Directorships
•Independent Chair of Symrise AG, a publicly-listed developer and producer of food and cosmetic flavor and fragrance ingredients headquartered in Germany (2020 – present)

Qualifications Provided to Our Board
•Current and prior service as CEO of multibillion dollar chemical manufacturers – with thousands of employees and operations in dozens of countries – brings additional expertise to our complex global manufacturing, distribution and sales operations
•Deep expertise in global markets where we have significant operations and customer bases including China, where he worked and served as a senior chemicals and materials executive for nearly fifteen years, and Europe, where he has been CEO and board member of multiple large chemical manufacturing companies, brings geopolitical and cross-border expertise to the execution of our global strategy in markets around the world
•Service as a CEO and board member of multiple companies headquartered in Europe brings a valuable perspective to our customer and sustainability efforts in that region

Education
•M.S. in chemical process engineering, TU Dortmund University

Director since: 2022 Age: 60 Current Board Committees: Compensation Environmental, Health, Safety, Quality & Public Policy

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Governance

Ganesh Moorthy

Experience
•President, Chief Executive Officer and member of the Board of Directors (2021 – present) of Microchip Technology Incorporated, a leading provider of smart, connected and secure embedded control solutions; President and Chief Operating Officer (2016 – 2021), Chief Operating Officer (2009 – 2016), Executive Vice President (2006 – 2009) and Vice President of several Microchip divisions (2001 – 2006)
•Chairman and Chief Executive Officer of Cybercilium (2000 – 2001)
•Various roles in Engineering, Operations, and General Management at Intel Corporation (1981 – 2000)
•Former Independent Director, Rogers Corporation, a manufacturer of high-performance and high-reliability materials and components (2013 – 2024)

Notable Affiliations
•Director, Board of Directors of the Semiconductor Industry Association
•Director, Global Semiconductor Alliance
•Director, Ayar Labs, a privately-held leader in silicon photonics for chip-to-chip connectivity

Qualifications Provided to Our Board
•Deep insight into the high-technology sector, which is a key customer market for us, gained through a more-than-forty-year career and executive leadership in the semiconductor industry, enables him to bring to the Board strategic insights into global industry, business and market trends in, as well as the supply needs of, that sector
•Experience in complex global manufacturing operations and complex supply chains gained as CEO and President of a leading multibillion dollar semiconductor manufacturer with over twenty manufacturing, R&D and supply locations globally, as well as an appreciation of a long-term investment decision cycle similar to that in our industry
•Proven M&A experience during his time with Microchip Technology, where he has been actively involved with planning and integrating 17 acquisitions, including 7 acquired public companies

Education
•M.B.A. in Marketing, National University
•B.S. in Electrical Engineering, University of Washington
•B.S. in Physics, University of Bombay, India

Director since: 2023 Age: 64 Current Board Committees: Audit Nominating and Corporate Governance

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Governance

Kim K.W. Rucker

Experience
•Executive Vice President, General Counsel and Secretary of Andeavor, an integrated marketing, logistics and refining company, and of Andeavor Logistics LP, a midstream energy infrastructure and logistics company, until Andeavor was acquired by Marathon Petroleum Corporation (2016 – 2018), including time as interim Chief Human Resources Officer
•Executive Vice President Corporate & Legal Affairs, General Counsel and Corporate Secretary of Kraft Foods Group, Inc., a food and beverage company (2012 – 2015)
•Senior Vice President, General Counsel and Chief Compliance Officer of Avon Products, Inc., a global manufacturer of beauty and related products, and beginning in 2009 assumed additional duties as Corporate Secretary (2008 – 2012)
•Senior Vice President, Secretary and Chief Governance Officer of Energy Future Holdings Corp., an energy company (2004 – 2008)
•Corporate Counsel for Kimberly-Clark Corporation
•Partner in the Corporate & Securities group at the law firm of Sidley Austin LLP
•Former Independent Director at Lennox International Inc., a global provider of climate control solutions (2015 – 2024)

Other Current Public Company Directorships
•Independent Director at HP Inc., a leading technology company (2021 – present)
•Independent Director at Marathon Petroleum Corporation a leading, integrated, downstream energy company (2018 – present)
•Independent Director at GE Vernova, a global leader driving electrification and decarbonization (to be a public company upon the effectiveness of its announced spin-off from GE)

Notable Affiliations
•Haven for Hope
•Johns Hopkins Medicine Board of Trustees

Qualifications Provided to Our Board
•Business, legal and regulatory experience as an executive leader, general counsel and chief compliance officer in oil and gas, food and beverage and personal care industries, and board roles in multiple customer-facing companies, brings a multi-industry, multi-disciplinary perspective to our Board’s oversight of the Company’s operational, governance, regulatory affairs and risk controls management
•Leadership in negotiating, executing and integrating multiple large and high-profile acquisitions – including the $45 billion buyout that created Energy Future Holdings (at the time the largest leveraged buyout in history), the $45 billion merger of Kraft Foods Group with Heinz to create the world’s fifth largest food and beverage company, Andeavor’s $6 billion acquisition of Western Refining Logistics and the acquisition of Andeavor by Marathon Petroleum for over $20 billion – brings highly-valuable expertise regarding business strategy, complex M&A, and integration
•Broad knowledge of law, business transactions, corporate governance, compliance, communications, crisis management, government affairs, human capital and community involvement gained as an executive and director of multiple public companies, including numerous board leadership roles, brings current and expert perspective and leadership experience on various matters, including strategy, risk management and board practices

Education
•BBA in economics, University of Iowa
•M.A. in public policy, John F. Kennedy School of Government at Harvard University
•J.D., Harvard Law School

Director since: 2018 Age: 57 Current Board Committees: Audit Nominating and Corporate Governance

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Governance
Vote Required
Each director must receive a majority of the votes cast in favor of his or her election.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” EACH OF THE NOMINEES LISTED ABOVE

Board and Committee Governance
Director Elections

All Celanese directors are elected annually.

As part of its efforts to maintain a board composed of high-quality directors able to effectively serve the Company’s strategic needs, the NCG Committee evaluates the qualifications and performance of each incumbent director before recommending the nomination of that director for an additional term.

Our Board proactively adopted a by-law, which permits a shareholder, or a group of up to 20 shareholders, owning at least three percent of the Company’s outstanding Common Stock continuously for at least three years, to submit director nominees for up to the greater of two directors or 20 percent of the number of directors currently serving on the Board, subject to the terms and conditions specified in the by-laws.
Proxy Access
Holders of at least
3%
held by up to 20 shareholders
Holding the shares
continuously for at least
3
years
Can nominate 2 candidates or
20%
of the Board, whichever is greater, for election at an annual shareholders’ meeting

Majority Voting Standard
Our by-laws provide that, in an uncontested election, like this one, each director must receive the majority of the votes cast with respect to that director (meaning that the number of shares voted “for” a director must exceed the number of shares voted “against” that director). If an incumbent director does not receive a majority vote, he or she has agreed that a letter of resignation will be submitted to the Board. The NCG Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the resignation within 90 days of the certification of the vote and will also promptly publicly disclose its decision regarding the director’s resignation. The Board’s decision will take into account the recommendation of the NCG Committee, which will include consideration of the vote result, the director’s contributions to the Company during his or her tenure, the director’s qualifications, any relevant input from shareholders, along with any other factors the NCG Committee deems relevant. The director who has tendered a resignation will not participate in the deliberations.

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Governance
Composition of the Board of Directors
Our certificate of incorporation provides that the number of members of the Board of Directors shall be fixed by the Board, but shall be no less than seven and no more than fifteen. Our Board may fill vacancies and increase or, upon the occurrence of a vacancy, decrease the Board’s size between annual shareholder meetings. As of the date of this Proxy Statement, we have, and the Board has established the size of the Board to be, 12 directors (which will be reduced to 10 following the Annual Meeting as Ms. Blackwell and Mr. Brown are not seeking re-election). Our Board of Directors is and shall be comprised of a majority of independent directors. See “Director Independence and Related Person Transactions” for additional information.
The Company has a director retirement guideline set forth in our corporate governance guidelines. The guideline provides that a director should retire from the Board no later than the annual meeting of shareholders following such director’s 75th birthday; provided, however, the retirement guideline may be waived by a majority of disinterested directors upon the recommendation of the NCG Committee. Because directors gain valuable experience and knowledge of our complex business operations through multiple years of service, and because the Board currently has a balance of newer and longer-serving members, the Board has determined that members should not be subject to mandatory term limits. Such limits could result in the premature loss of a director who continues to significantly contribute to deliberations regarding our strategies, operations and risks. We believe that our Board’s decision not to establish mandatory term limits is consistent with the prevailing practice among companies in the S&P 500.

Annual Board and Committee Self-Evaluation Process
Each year, the members of the Board and each committee conduct a self-assessment. The process for the self-assessment is approved by the Board each year based on a recommendation from the NCG Committee. The NCG and the Board regularly review and make refinements to the annual assessment process.
Under the process used in 2023, the NCG Committee developed a thorough list of topics to be considered by the directors. These topics were incorporated into a Board questionnaire completed by each director and committee-specific questionnaires for each committee. After completion of the questionnaires, our Lead Independent Director held virtual conferences with each other independent director and also the Chair, to discuss the topics and to gather any other feedback a director has related to the Board and each committee. The input from the questionnaires and conversations was summarized and presented to the full Board (and to the independent directors as to the Chair and CEO) and to the individual committees at the October Board and committee meetings. An overview of this process is illustrated below.

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Governance

Board and Committee Self-Evaluation Process Summary
Process Design and Approval (July)	v	Discussion among management, NCG Chair and Lead Independent Director regarding key topics for assessment and creation of the Board and Committee questionnaire.
Topics generally include Board and committee structure, oversight, allocation of responsibilities among committees, approach to meetings, individual director assessments, culture and strategic or business topics of particular current importance.
	v	NCG Committee recommends process for Board approval in July.
Questionnaire (July - August)	v	Board members complete and provide comments on detailed questionnaire.
Includes specific questions and topics for each committee.
One-on-One Conversations (August - September)	v	Lead Independent Director holds one-on-one conversations with each director to discuss feedback and comments on the questionnaire, and any other topics a director wishes to raise.
	v	Lead Independent Director confers with the Chair/CEO and NCG Chair so that they understand any opportunities for improvement that may have been raised.
Report-Out to Committees and Board (October)	v	Feedback is reported to the Board and individual committees at the October meeting.
	v	The Board and each committee hold dedicated closed executive sessions in October to discuss assessment and provide any feedback to management.
Implementation of Feedback (Ongoing)	v	Management and directors coordinate to update policies and practices to incorporate director feedback.
	v	The Board reviews implementation progress in connection with the following year’s self-evaluation process.
Opportunities identified and in the process of being implemented from recent self-evaluations include increased director education opportunities, enhanced reporting of macroeconomic factors and M&A integration, refreshment of certain crisis management processes, refinements to the Board’s approach in overseeing cyber and supply chain risks, enhanced reporting on product end-market sectors, regularity of long-term Board refreshment discussions and review and refreshment of certain other company policies.
Also, the NCG Committee and full Board evaluate directors who are nominees for re-election to the Board as part of the nomination process.
Board Leadership Structure
The Company’s governance framework provides the Board with flexibility to select the appropriate leadership structure for the Company. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s shareholders. The Board welcomes and takes under consideration any input received from our shareholders regarding the Board’s leadership structure and informs shareholders of any change in the Board’s leadership structure through press releases or, as applicable, by posting amended corporate governance guidelines on the Company’s website.
In April 2020, the Board elected our Chief Executive Officer Lori Ryerkerk to serve as Chair of the Board. The Board made this election as part of the planned transition of leadership from our prior CEO. Therefore, the current leadership structure is comprised of a combined Chair of the Board and Chief Executive Officer, a Lead Independent Director, and Board committees comprised exclusively of and chaired by independent directors, together with active engagement by all directors. The Board believes that the current leadership structure is effective and currently serves the business and shareholders well. The Board also believes that combined leadership of the Board and the Company by Ms. Ryerkerk is currently the optimal structure to guide the Company, provide consistent leadership and maintain the focus required to achieve our long-term business goals.

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Governance

Board Leadership Structure
The Board believes this is currently the optimal structure to provide consistent leadership and to maintain the focus required to achieve the Company’s strategic plan and long-term business goals. The NCG Committee and the Board will continue to reevaluate the structure annually.

●	Chair and Chief Executive Officer: Lori Ryerkerk
●	Lead Independent Director: William Brown (since April 2021 and through the 2024 Annual Meeting of Shareholders)
●	All Board committees comprised entirely of independent directors
●	Active engagement by all directors

Duties and Responsibilities of Lead Independent Director
The duties and responsibilities of the Company’s Lead Independent Director are set forth in our Lead Independent Director Policy, which is part of our corporate governance guidelines. The Company’s Lead Independent Director, who is elected annually by the independent directors:
•presides over executive sessions of the independent members of the Board and at meetings of the Board in the absence of, or upon the request of, the Chair;
•approves the scheduling of Board meetings, as well as the agenda and materials for each Board meeting and executive session of the Board’s independent directors, as well as advising on the quality or quantity of information provided to the Board;
•has the authority to call meetings of the Board and such other meetings of the independent directors as he/she deems necessary;
•serves as a liaison and supplemental channel of communication between the independent directors and the Chair/CEO;
•meets regularly with and advises the Chair/CEO;
•communicates with shareholders and other external stakeholders as requested and deemed appropriate by the Board, and speaks on behalf of the Board in circumstances where the Chair is not available;
•interviews director candidates along with the NCG Committee;
•approves and coordinates the retention of advisors and consultants who report directly to the independent members of the Board, except as otherwise required by applicable law or the New York Stock Exchange (“NYSE”) Listing Standards;
•guides the Board’s governance processes concerning the annual Board self-evaluation — which included leading the director interview process in 2023 — and CEO succession planning; and
•when requested by the Chair or the Board, assists the Board in reviewing and promoting compliance with governance principles.
Leadership Structure Determination
At least one executive session of the directors each year includes a review of the Board’s leadership structure and a consideration of whether the position of Chair of the Board should be held by the Chief Executive Officer or an independent director.
Under the Company’s by-laws, the Chair presides over meetings of the Board, presides over meetings of shareholders and performs such other duties as may be assigned by the Board. The Chief Executive Officer is generally in charge of the daily affairs of the Company, subject to the overall direction and supervision of the Board and its committees and subject to such powers as reserved by the Board. Lori Ryerkerk currently serves as Chair of the Board and Chief Executive Officer.
The Board has had a Lead Independent Director role for more than a decade. The Lead Independent Director is elected annually, and is generally expected to serve for not more than three to five years. In February 2021, the

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independent directors elected William M. Brown to serve as Lead Independent Director beginning after the 2021 Annual Meeting (held in April 2021), and the independent directors re-elected Mr. Brown as Lead Independent Director to successive annual terms in February 2022, February 2023 and February 2024. Having served as Chair and CEO of L3Harris Technologies and Harris Corporation, two multibillion dollar public companies with thousands of employees, Mr. Brown brings to the Lead Independent Director role high-level executive, operational, risk oversight and corporate governance experience. Mr. Brown has informed us of his decision not to stand for re-election at the 2024 Annual Meeting, given the anticipated responsibilities and time commitment associated with his appointment as the Chief Executive Officer of 3M Company announced on March 12, 2024. The independent directors expect to elect a new Lead Independent Director effective following Mr. Brown’s departure from the Board.
Importantly, all directors play an active role in overseeing the Company’s business both at the Board and committee levels. As set forth in the Company’s corporate governance guidelines, the core responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its shareholders. The Board, including all of the nine independent nominees, consists of skilled and experienced leaders in business. Many directors currently serve or have served as chief executives or members of senior management of Fortune 1000 companies and/or as senior leaders in top consulting, accounting and law firms. In these prior roles, the independent directors have been called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of management. As such, the independent directors are well-equipped to oversee the success of the business and to provide advice and counsel to our CEO and management.
As part of each regularly scheduled Board meeting, the independent directors meet in executive session without the Chair/CEO present. These meetings allow independent directors to discuss issues of importance to the Company, including the business and affairs of the Company, as well as matters concerning management, without any member of management present. All of our Board committees are chaired by and consist entirely of independent directors.
Director Membership on Other Boards
Each of our directors is expected to have sufficient time and capacity to serve as an effective Board member and to carry out his or her duties to the Company and our shareholders. To this end, our corporate governance guidelines limit the number of other boards on which our directors serve. No director may serve on more than four public company boards including ours without the prior approval of the NCG Committee (but in no event shall a director serve on more than six public company boards). The Board also recognizes the time commitment associated with service as a public company executive officer, and therefore applies a tighter limit to any non-employee director who serves as a CEO or executive of another public company: generally such directors may serve on our Board and the board of their employer. The NCG Committee may approve up to one additional public company board and the full Board may approve additional service for particular directors (up to the previously-stated limit), following consideration of such factors deemed appropriate such as the individual’s role, experience, diversity, background and other leadership positions. To date, neither the NCG Committee nor the Board has exercised this authority to approve additional public company board service. Directors are expected to advise the Board Chair and the NCG Committee Chair in advance of accepting an invitation to serve on another company’s board (private or public).
Recognizing that directors’ responsibilities are increasingly complex and that Board and committee memberships demand significant time commitments, our Board regularly evaluates the other commitments of director candidates during the nomination process, and of its existing directors as part of the annual nomination and Board self-assessment processes to confirm that they can devote the time and energy required to be effective representatives of shareholders’ interests.
Board Meetings in 2023
The Board of Directors held five meetings during 2023 and committees of the Board held a total of 21 meetings. Overall attendance at such meetings was 99%. Therefore all incumbent directors attended at least 75% of the aggregate of (i) meetings of the Board and (ii) meetings of the Board committees on which they served during the fiscal year ended December 31, 2023. In addition, the Board expects directors to attend the annual meeting of

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shareholders absent special circumstances. All of our directors then serving and standing for re-election attended our 2023 Annual Meeting.
Committees of the Board
The Board of Directors has four standing Board committees:
•Audit Committee;
•Compensation and Management Development Committee;
•Nominating and Corporate Governance Committee; and
•Environmental, Health, Safety, Quality and Public Policy Committee.
The following table sets forth our nominees’ membership on our committees as of the date of this Proxy Statement:

	Independent Director	Audit Committee	Compensation and Management Development Committee	Environmental, Health, Safety, Quality and Public Policy Committee	Nominating and Corporate Governance Committee
Edward G. Galante	ü		£	l
Timothy Go	ü			l
Kathryn M. Hill	ü		l	£
David F. Hoffmeister À	ü	l			l
Dr. Jay V. Ihlenfeld	ü		l	l
Deborah J. Kissire À	ü	£		l
Michael Koenig	ü		l	l
Ganesh MoorthyÀ	ü	l			l
Kim K.W. Rucker	ü	l			£
Lori J. Ryerkerk
Meetings in 2023	Board = 5	8	5	4	4
£ Chair l Member À Financial Expert

As part of its regular review of committee membership and consideration of committee rotation, in February 2024, the Board approved the following committee changes, to take effect in April 2024:
•Ms. Rucker will join the CMD Committee, rotating off of the Audit Committee;
•Dr. Ihlenfeld will join the Audit Committee, rotating off of the CMD Committee; and
•Ms. Kissire will join the NCG Committee, rotating off of the EHSQPP Committee.

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Information about the current composition and respective roles of each Board committee is set forth on the following pages. For additional information on each committee’s and the full Board’s roles in overseeing our priority sustainability and governance topics, please refer to “Board Oversight — Board Oversight of Sustainability and Governance Matters” below.
Audit Committee
The Company’s Audit Committee (the “Audit Committee”) is currently comprised of Ms. Kissire (chair), Ms. Blackwell, Mr. Hoffmeister, Mr. Moorthy and Ms. Rucker, each of whom the Board has affirmatively determined is independent of the Company and its management under the rules of the NYSE and the SEC. The Board has also determined that Ms. Blackwell, Mr. Hoffmeister, Ms. Kissire and Mr. Moorthy are “Audit Committee Financial Experts” as the term is defined in applicable SEC rules. Each member of the Audit Committee is also “financially literate” as that term is defined by the rules of the NYSE. The complete text of the Audit Committee charter, as last reviewed and approved by the Board of Directors on July 20, 2023, is available on our website, https://investors.celanese.com, by clicking “Corporate Governance.”
The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee. The principal purposes of the Audit Committee are to oversee:
•accounting and reporting practices of the Company and compliance with legal and regulatory requirements regarding such accounting and reporting practices;
•the quality and integrity of the financial statements of the Company;
•internal control and compliance programs;
•the independent registered public accounting firm’s qualifications and independence; and
•the performance of the independent registered public accounting firm and the Company’s internal audit function.
The Audit Committee Charter provides that the Audit Committee may, in its sole discretion and at the Company’s expense, retain legal, accounting or other consultants or experts it deems necessary in the performance of its duties and without having to seek the approval of the Board.
Mr. Hoffmeister serves on the audit committees of three other publicly-traded companies in addition to ours. Our Board has affirmatively determined that Mr. Hoffmeister’s simultaneous service on these other audit committees does not impair his ability to effectively serve on our Audit Committee.
Compensation and Management Development Committee
The Company’s Compensation and Management Development Committee (the “CMDC”) is currently comprised of Mr. Galante (chair), Mr. Brown, Ms. Hill, Dr. Ihlenfeld and Mr. Koenig. The Board has determined that all members of the CMDC are independent under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and applicable NYSE listing standards. The complete text of the CMDC charter, as last reviewed and approved by the Board of Directors on July 20, 2023, is available on our website, https://investors.celanese.com, by clicking “Corporate Governance.” A description of the CMDC’s processes and procedures for determining executive compensation and the roles of management and the compensation consultant in determining or recommending the amount and form of compensation is more fully described in “Compensation Discussion and Analysis.”
The principal purposes of the CMDC are to:
•review and approve the compensation of the Company’s executive officers, including the CEO;
•review and approve the corporate goals and objectives relevant to the compensation of the CEO and the other executive officers, and to evaluate the CEO’s and the other executive officers’ performance and compensation in light of such established goals and objectives;

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•oversee the development and implementation of succession plans for the CEO and the other key executives; and
•oversee and review the Company’s strategies and policies in the areas of human capital management, including talent development, diversity, equity and inclusion.
The CMDC charter provides that the CMDC may, in its sole discretion and at the Company’s expense, retain legal, accounting or other consultants or experts, including but not limited to compensation consulting firms, that the CMDC deems necessary in the performance of its duties.
During 2023, the CMDC retained Willis Towers Watson PLC (“WTW”), as its independent outside compensation consultant to advise the CMDC on executive officer compensation matters. See “Role of the CMDC’s Independent Compensation Consultant” for additional information.
Nominating and Corporate Governance Committee
The Company’s NCG Committee is currently comprised of Ms. Rucker (chair), Ms. Blackwell, Mr. Brown, Mr. Hoffmeister and Mr. Moorthy. The complete text of the NCG Committee charter, as last reviewed and approved by the Board of Directors on July 20, 2023, and our corporate governance guidelines, as last reviewed and approved by the Board of Directors on July 20, 2023, are available on our website, https://investors.celanese.com, by clicking “Corporate Governance.”
The principal purposes of the NCG Committee are to:
•identify, screen and review individuals qualified to serve as directors and recommend candidates for nomination for election at the annual meeting of shareholders or to fill Board vacancies;
•review and recommend independent director compensation to the Board;
•develop and recommend to the Board and oversee implementation of the Company’s corporate governance guidelines;
•oversee evaluations of the Board;
•recommend to the Board nominees for the committees of the Board; and
•review and assess our Board’s and the committees’ structure for overseeing environmental, social, governance and sustainability matters; review and oversee our strategy and processes for public reporting on environmental, social, governance and sustainability matters; and oversee our and our political action committee’s political engagement initiatives.
The NCG Committee charter provides that the NCG Committee may, in its sole discretion and at the Company’s expense, retain legal, accounting and other consultants or experts, including but not limited to leadership search firms, the NCG Committee deems necessary in the performance of its duties, including in its process of identifying director candidates.
During 2023, WTW, as independent outside compensation consultant, advised the NCG Committee on non-employee director compensation matters.

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Environmental, Health, Safety, Quality and Public Policy Committee
The Company’s Environmental, Health, Safety, Quality and Public Policy Committee (the “EHS Committee”) is currently comprised of Ms. Hill (chair), Mr. Galante, Mr. Go, Dr. Ihlenfeld, Ms. Kissire and Mr. Koenig. The EHS Committee assists the Board in fulfilling its oversight duties regarding, while Company management retains responsibility for assuring compliance with, applicable environmental, health, safety and cybersecurity laws and regulations. The complete text of the EHS Committee charter, as last reviewed and approved by the Board of Directors on July 20, 2023, is available on our website, https://investors.celanese.com, by clicking “Corporate Governance.”
The principal purposes of the EHS Committee are to:
•oversee the Company’s policies and practices concerning environmental, health, safety, and cybersecurity issues and the production and provision of safe and quality products;
•review the impact of such policies and practices on the Company’s corporate social responsibilities, public relations and sustainability; and
•make recommendations to the Board regarding these matters.

Board Oversight
Shareholders elect the Board to oversee management and to serve shareholders’ long-term interests. Management is responsible for delivering on our strategy, creating our culture, creating and delivering innovative products and services, establishing accountability, and controlling risk. The Board and its committees work closely with management to balance and align strategy, risk, corporate social responsibility, and other areas while considering feedback from shareholders. Essential to the Board’s oversight role is a transparent and active dialogue between the Board and its committees, and management. To support that dialogue, the Board and its committees have access to, receive presentations from, and conduct regular meetings with the senior leadership team, other business and function leaders, subject matter experts, the Company’s enterprise risk management and internal audit functions, and external experts and advisors.
Board Oversight of Strategy
One of the Board’s primary responsibilities is overseeing management’s establishment and execution of the Company’s strategy. As Celanese continues to transform and expand its business, the Board works with management to respond to a dynamically changing environment. At least quarterly, the CEO, the senior leadership team, and leaders from across the Company provide detailed business and strategy updates to the Board. At least annually, the Board conducts a more in-depth review of the Company’s overall strategy, including critical issues, risks and opportunities. At all of these reviews, the Board engages with the senior leadership team and other business leaders regarding business objectives, the competitive landscape, economic trends, environmental and sustainability goals and investments, public policy and regulatory developments and other critical issues. At meetings occurring throughout the year, the Board also assesses integration efforts, potential acquisitions and divestitures, the Company’s operating and capital plan, and performance and alignment to our strategy. The Board looks to the focused expertise of its committees to inform strategic oversight in their areas of focus. Members of senior management are available to discuss the Company’s strategy, plans, results and issues with the Board committees and the Board, and regularly attend such meetings to provide periodic briefings and access to management. In addition, the Audit Committee regularly holds separate executive sessions with the lead client service partner of our independent registered public accounting firm, the Chief Financial Officer, the internal auditor, the Chief Compliance Officer and other members of management as appropriate.
Board Oversight of Sustainability and Governance Matters
We recognize that our success is defined by multiple groups of stakeholders – investors, customers, employees, and

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communities – and this recognition is reflected in our efforts to promote safety and protect our environmental resources as a responsible corporate citizen.
Our CEO Lori Ryerkerk affirmed the need to build the next generation of sustainability efforts for the Company and formed in 2019 what is now the Celanese Sustainability Council. Our Sustainability Council is a cross-functional team of senior leaders from each region who develop, make recommendations to management and implement a sustainability strategy on topics significant to Celanese’s long-term success.
The Sustainability Council meets quarterly to form recommendations to senior leadership on key sustainability program strategy and implementation of sustainability-related projects. For example, the Sustainability Council has made recommendations on reporting, target-setting and further development of key KPIs and has led the publication of the Company’s comprehensive Sustainability Reports, the most recent of which is available at sustainability.celanese.com.
The Board of Directors and its committees have conducted an in-depth review of their approach to overseeing sustainability and governance topics most significant to Celanese (our priority topics). In April 2021, our Board agreed on a strengthened and clarified framework for overseeing priority sustainability matters by aligning a specific committee or the full Board to each, and regularly refines this framework. The diagram below illustrates primary Board or committee oversight responsibility by topic.

Public Shareholders

Board of Directors

			ü		Public Policy and Regulatory Issues
			ü		Enterprise Climate Policy and Strategy
			ü		Charitable Giving / Volunteerism
			ü		CEO Succession Planning

Audit Committee		CMD Committee		NCG Committee		EHS Committee

ü	Compliance and Business Conduct Policy	ü	Talent and Leadership Development, including Succession	ü	Board Composition, Independence, Refreshment and Sustainability Oversight Approach	ü	Environmental Policies
						ü	Process Sustainability
ü	Financial Risk					ü	Workforce, Process and Chemical Safety
ü	Corporate Integrity	ü	Executive Compensation and Performance	ü	Shareholder Rights
				ü	Sustainability Metric Reporting	ü	Supply Chain Risk
		ü	Diversity, Equity and Inclusion			ü	Product Quality
				ü	Political Engagement / PAC Oversight	ü	Greenhouse Gas Reduction in Manufacturing Processes
		ü	Pay Equity
						ü	Cybersecurity

Celanese Executive Leadership

Celanese Sustainability Council

Consists of cross-functional and regional senior leaders, and includes the chairs of our ten expert committees. The Council is responsible for recommending and monitoring progress against goals, metrics, and KPIs.

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Our Board regularly reviews the areas of responsibility of its committees, including through an annual review of its Committee Charters and our Corporate Governance Guidelines, and includes as part of those reviews sustainability topics that are most significant to Celanese. In 2022, the Board determined the EHS Committee was well-positioned to oversee our cybersecurity efforts, and allocated that priority topic to such Committee as described in “Board Oversight of Risk — Highlight on Oversight of Cybersecurity Risk and Data Privacy.” The Company and the Board also receive feedback from shareholders on sustainability issues through our shareholder outreach program and through communication from shareholders. See “Shareholder Engagement” below.
For highlights of some of our most significant recent progress on key sustainability initiatives, please see “Sustainability Highlights” in the forepart of this Proxy Statement.
Board Oversight of Risk
Effective risk management is critical to Celanese’s ability to achieve its strategy and sustainability goals. The Board oversees management in exercising its responsibility for managing risk, considering our robust framework of policies, procedures, and processes to anticipate, identify, assess, prioritize, and mitigate risks across the Company. Risk management is considered a strategic activity within the Company and responsibility for managing risk rests with executive management while the committees of the Board and the Board as a whole participate in the oversight of the process. Specifically, the Board has responsibility for overseeing the strategic planning process, reviewing and monitoring management’s execution of the strategy and business plan, and selected risk areas, including cybersecurity. Each Board committee is responsible for oversight of specific risk areas relevant to their respective committee charter. The oversight responsibility of the Board and the Board committees is enabled by an enterprise risk management model and process implemented by management that is designed to identify, assess, manage and mitigate risks. In addition, the directors identify risks through the Board and committee self-assessment process and hear from a range of outside advisors and experts regarding trends and emerging risks. The Board further recognizes that risk management and oversight comprise a dynamic and evolving process and reviews the enterprise risk model and process periodically. On a regular basis, the Board and its committees engage with management, including the Chief Compliance Officer, who reports to the General Counsel, on risk as part of broad strategic and operational discussions which encompass interrelated risks, as well as on a risk-by-risk basis.
The Board executes its oversight responsibility directly and through its committees. It delegates oversight of some risks to efficiently allocate them to appropriate committees with related subject matter focus while retaining oversight of risks that require broader Board attention. Because many risks are dynamic, interrelated, and applicable across subject matter and company goals, the Board may continue to oversee such risks in addition to delegating some oversight to a committee.
Committees discuss the Company’s risk exposures with management, the internal audit executive and the independent external auditor in an iterative risk assessment process. Results of risk audits are routinely reported to leadership and the Audit Committee, which regularly reports back to the Board. Some examples of risks overseen by committees and the Board are:
•The Audit Committee regularly reviews and assesses the Company’s processes to manage financial reporting risk and to manage internal audit, internal control over financial reporting, disclosure controls and procedures, tax, balance sheet, investment, and other financial risks, as well as the Company’s financial position and financial activities. The Audit Committee also oversees the Company’s compliance program.
•The CMDC oversees compensation programs, policies and practices and their effect on risk-taking by management. See “Compensation Risk Assessment” for additional information.
•The NCG Committee oversees the governance framework and structure as well as other corporate governance matters, including oversight of the annual Board and committee self-assessment process, and is charged with developing and recommending to the Board corporate governance principles and policies and Board committee structure, leadership and membership.
•The EHS Committee oversees certain risks related to environmental, process and product safety, quality and cybersecurity matters, as well as certain operational and reputational issues related to those matters.

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•The full Board oversees the enterprise risk process that management implements and reviews risks associated with it.
•The full Board and the CMDC address issues and risks associated with diversity, equity and inclusion, human capital management and management succession.
•The full Board and the EHS Committee oversee cybersecurity risk.
Each of the Board committees is required to make regular reports of its actions and any recommendations to the Board with respect to risk management, including recommendations to assist the Board with its overall risk oversight function. In addition, an annual report of enterprise risks, which undergoes a comprehensive review using strategic, operational, financial, compliance and IT risk themes, is delivered to the Board. This approach to risk oversight does not affect the Board’s leadership structure.
Each of our directors has substantial experience managing and overseeing risk for complex, international organizations that they leverage while serving on our Board. For example, Ms. Ryerkerk’s experience as our Chief Executive Officer, Mr. Go’s experience as chief executive officer of HF Sinclair Corporation, Mr. Koenig’s experience as chief executive officer of Nobian Industrial Chemicals and Mr. Moorthy’s experience as chief executive officer of Microchip Technology Incorporated each necessitate risk management and oversight on a daily basis. The extensive chemical industry leadership experience shared by Mr. Galante, Mr. Go, Dr. Ihlenfeld and Ms. Ryerkerk, as well as Ms. Hill’s and Mr. Moorthy’s leadership experience in technology, allow each of them to understand and address key risk-related issues unique to our industry and the Company. Risk management was an active component of Mr. Hoffmeister’s responsibilities as chief financial officer for Life Technologies and Ms. Kissire’s senior leadership positions with Ernst & Young LLP. Finally, the management, leadership, accounting and legal backgrounds of Ms. Kissire and Ms. Rucker give them unique perspectives with recognizing and advising on a broad array of issues affecting corporate risk.
Highlight on Oversight of Human Capital Management
The Board, the CMDC, and the EHS Committee engage with the senior leadership team and human resources executives on a regular basis across a broad range of human capital management issues. Celanese is focused on creating a respectful, safe, rewarding, diverse, and inclusive work environment that allows our people to build meaningful careers. The success of these human capital management objectives is important to the fulfillment of our strategy, and the Board works with management to provide oversight on matters including culture, succession planning and development, compensation, benefits, employee recruiting and retention, diversity, equity and inclusion and respectful workplace. Additionally, each year, the CMDC evaluates management’s annual assessment of risk related to our compensation policies and practices. The Board and the CMDC work with the CEO and the Senior Vice President and Chief Human Resources Officer to review CEO and senior executive succession plans, including considering the qualifications and experience of potential leadership candidates. For more detail please see “Compensation Discussion and Analysis — CD&A Highlights — Human Capital Development.”
Highlight on Oversight of Cybersecurity Risk and Data Privacy
Cybersecurity protection and data privacy are important to maintaining our proprietary information and the trust of our customers, suppliers and employees. We recognize the importance of securing our data and information systems from potential cybersecurity and data privacy incidents. The Board and the EHS Committee together oversee the Company’s management of cybersecurity risk, reflecting the Board’s view of the benefits of having a dedicated subset of directors involved in oversight of a range of cybersecurity issues. Management bears primary responsibility for assessing and managing cybersecurity risks and provides quarterly updates to the EHS Committee and the Board on the Company’s cybersecurity policies and performance, among other cybersecurity topics such as recent incidents throughout the industry and the emerging threat landscape.
We utilize a cybersecurity risk management program based on the NIST Cybersecurity Framework that is regularly assessed by a third party cybersecurity consultant, we perform penetration tests and vulnerability assessments with third-party advisors, and we have a third-party risk management program to manage risks related to use of third-party information technology and software. In 2021, we launched a comprehensive cybersecurity awareness course

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in our learning management system covering key topics such as identifying workplace cyber hazards and attacks. In 2022, we added updated content monthly in multiple languages. Our separate CyberSAFE and Data Privacy intranets are each a one-stop for quick and consumable content to help employees identify and avoid cybersecurity and data privacy risks, respectively, as well as report incidents.
To protect the Company, we maintain cyber/information security insurance.
Highlight on Oversight of Climate Risk
Climate risk has the potential to impact many aspects of the Company’s strategy, so the Board has determined to retain oversight of the Company’s climate policy and strategy as a whole and has delegated to its Committees specific aspects of managing climate risk as described below.
The Company has set meaningful environmental goals to reach by 2030, including a 30% reduction in Scope 1 and 2 greenhouse gas emissions intensity, 10% reduction in net energy intensity, 10% reduction in water consumption intensity, and 15% reduction in waste disposal intensity, as described in “Sustainability Highlights” in the forepart of this Proxy Statement. Each goal requires significant input from all areas of the Company to focus the Company on achieving it and reporting accurate data to monitor progress and opportunity. The NCG Committee oversees the process by which the Company reports on these and other metrics.
Climate risk can include related financial and compliance risk. Management updates the Audit Committee and EHS Committee on the regulatory landscape and continued compliance activities supporting the Company’s increased focus on environmental sustainability. The EHS Committee oversees management’s greenhouse gas reduction efforts and the sustainability-related investments in the Company’s manufacturing and production processes, such as carbon capture and use at our Clear Lake site. The Board guides and receives reports on our product strategies to support our customers’ sustainability goals, such as light-weighting products and producing from bio-based sources.
Highlight on Oversight of Strategic Transactions
The full Board is responsible for overseeing Celanese’s strategic acquisition, integration and divestiture processes, which supports alignment with our strategic objectives, provides accountability across transactions, and enables insight for future transactions. Our individual directors have extensive negotiation, acquisition, integration, strategic optimization and other business combination experience that allows them to constructively engage with management and effectively evaluate transactions for alignment with our strategy and culture. For example, Messrs. Hoffmeister, Moorthy and Go and Ms. Rucker have significant experience planning and integrating multiple acquisitions and transformational transactions during their respective current or prior roles, which helps them provide valuable guidance on how to develop and implement strategies for growing our business.
While management is charged with identifying potential acquisition targets and divestiture opportunities, executing transactions, and managing integration or carve-outs, our Board’s oversight extends to each phase of this process. Management and the Board regularly discuss potential acquisitions and value-unlocking divestitures of all sizes and degrees of complexity and their role in the Company’s overall business strategy. These discussions include transactions in process and potential future transactions, focusing on valuation, strategic risk, and (for acquisitions) potential synergies with our businesses and strategy. When management considers potentially significant acquisitions or divestitures, the Board receives an increased level and frequency of updates and discusses with management a broad range of matters, including negotiations, due diligence findings, valuation, tax impacts, integration or carve-out planning, talent retention, environmental and other risks, and regulatory impacts. Throughout the transaction process, the Board has access to the senior leadership team, appropriate business leaders, subject matter experts, and external advisors. For acquisitions, the Board also receives regular updates and provides feedback on ongoing integration, operational success, and financial performance of our completed acquisitions (including the M&M Acquisition), which allows the Board to provide oversight and to identify trends and opportunities across transactions and over time.

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Shareholder Engagement
The Board believes that responsiveness to shareholders is a mark of good governance and critical to the Company’s success. To that end, we actively engage with shareholders on a variety of topics throughout the year to address their questions and concerns, to seek input and to provide perspectives on Company policies and practices.
During 2023 and early 2024, these conversations focused significantly on environmental matters, in particular a sharing of perspectives on mitigating climate change risk and our progress towards certain external disclosures. Recent actions and progress is described in “Sustainability Highlights” in the forepart of this Proxy Statement and additional information can be found in our 2022-2023 sustainability report, Sustainability: the Center of the Equation.

Topics of Interest to Shareholders	Our Perspective, Actions Taken and Actions Planned
Sustainability-focused product opportunities
● We see significant growth opportunities for products supporting future mobility, vehicle light-weighting and other end-product efficiencies as well as solutions manufactured from recycled or bio-based materials. See “Sustainability Highlights” for details on recent initiatives.

● We have re-designed our website to give customers a clearer picture of how our growing range of products and solutions can support our customers’ own sustainability goals.

Opportunities to reduce GHG emissions through products and operations
● We actively focus on reducing our Scope 1 and Scope 2 GHG emissions through capital investment projects to, among other things, improve energy efficiency, and through the procurement of renewable electricity.

● We plan to collaborate with raw material suppliers, logistics service providers, and other third-party vendors to reduce our Scope 3 GHG emissions in our supply chain, and in 2023 we increased capabilities of the supplier engagement team in furtherance of this goal.

Our progress towards calculating and disclosing our Scope 3 GHG emissions.
● We are focused on developing the capability to track and report on Scope 3 GHG emissions for the categories relevant to Celanese operations, and on incorporating the recently-acquired M&M Business into our own reporting.

In addition to this direct engagement, the Company has instituted a number of complementary mechanisms that allow shareholders to effectively communicate a point of view with the Board, including:
•a dedicated annual meeting page on our website (see page 99);
•a majority voting standard for the election of directors (see page 24);
•an annual advisory vote to approve executive compensation (see page 52);
•annual election of directors (see page 24);
•proxy access (see page 24);
•commitment to thoughtfully consider shareholder proposals submitted to the Company (see page 103); and
•providing shareholders a means for direct communications to individual directors, a Board committee or the entire Board (see page 102).

Additional Governance Matters
As a global company, Celanese must not only meet a breadth of varying local, state and regional regulations, but also be mindful of possible social and political conflicts. We understand the role corporate governance plays in maintaining our goal to act in accordance with our values.
Celanese’s Board of Directors is composed of a diverse group of leaders with experience at major domestic and international companies. They have worked in key market sectors that reflect our customer base and have sound

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / 37

Governance
financial and governance expertise. Their experience provides an understanding of business strategies and impacts, as well as challenges and risks. We encourage our directors to participate in, and we offer reimbursement for, director education programs to stay abreast of evolving governance, regulatory, and other issues. Nine of our ten nominees are independent, four out of ten are gender diverse and three out of ten are racially or ethnically diverse. Copies of our committee charters and other governance documents are available on our website, https://investors.celanese.com.
Governance and Compensation Best Practices
Celanese is committed to strong corporate governance and compensation practices that promote the long-term interests of shareholders, strengthen board and management accountability and help build public trust in the Company. Examples are listed on page 54.
Political Engagement Policy
Although Celanese does not engage in any direct political contributions, the Company strives to offer fair, thoughtful and transparent educational advocacy programs to acquaint elected officials about the work we do, the jobs we create and the people behind the innovative solutions we produce. Eligible company employees can participate in a voluntary, nonpartisan political action committee called the Celanese Political Action Committee (“CELPAC”). CELPAC supports candidates for federal, state and local office in the U.S., representing both major U.S. political parties, that advocate and pursue government policies that promote the Company’s interests. CELPAC is governed by a Board of Directors who regularly evaluates the merits of donations to candidates to align those donations with the Company’s goals. For our full political engagement policy and for a list of political contributions, please go to https://www.celanese.com/legal/political-engagement-policy/.
Code of Conduct
The Company has adopted a code of business conduct applicable to directors, executive officers and all other employees. Our employees, suppliers and customers can ask questions about our code of conduct and other ethics and compliance issues, or report potential violations, through Navex, a global Internet and telephone information and reporting services company. The code of conduct is available on our compliance website, http://compliance.celanese.com, by clicking “Business Conduct Policy.” In the event the Company amends certain provisions of the code of conduct or waives any of the provisions of the code of conduct applicable to our directors or executive officers, the Company intends to disclose these actions on the Company’s website to the extent required by SEC or NYSE rules.
No Hedging, No Pledging and Anti-Short Sale Policies
The Company's hedging policy prohibits directors, executive officers and all employees of the Company and its subsidiaries from engaging in any transaction, acquiring any financial instrument, or entering into any derivative contract, directly or indirectly (including through any designee), that hedges or offsets, or is designed to hedge or offset, any decrease in the market value of any securities of the Company, including Common Stock, held directly or indirectly by any such person. The policy applies to all securities of the Company held by such a person, including securities not acquired as compensation. The hedging policy indicates that prohibited hedging may include put options, call options, forward sale contracts, prepaid variable forward contracts, equity swaps, collars and exchange funds.
The Company's pledging policy prohibits directors and executive officers from pledging Common Stock, including holding Common Stock in a margin account. Directors and executive officers are also prohibited from engaging in short sales related to Common Stock.

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / 38

Governance
Director Compensation
Director Compensation Process
Our director compensation program is intended to enhance our ability to attract, retain and motivate non-employee directors of exceptional ability and to promote the common interest of directors and shareholders in enhancing the value of our Common Stock.
The Board reviews director compensation at least annually based on recommendations by the NCG Committee. The NCG Committee has the sole authority to engage a consulting firm to evaluate director compensation and since 2017 has engaged WTW to assist in setting director compensation. The NCG Committee reviews director compensation taking into account multiple factors, including pay practices and trends at publicly traded companies (including companies in our compensation peer group and surveys of S&P 500 compensation data), continued expansion of director, committee chair and lead director responsibilities, and the time commitment of Board and Committee service. The NCG Committee and the Board base their determinations on director compensation on recommendations from WTW and these factors. In (and effective) February 2023, based on these considerations and in recognition of the expanded size and complexity of the Company following the closing of the M&M Acquisition, the Board approved an updated to non-employee director compensation package, which is described below.
Director Compensation in 2023
The Company uses both cash and equity-based compensation to attract and retain qualified directors to serve on our Board of Directors, as follows:

Director Compensation Component	Amount
Annual Awards
Annual cash retainer (paid quarterly)	$125,000
Annual time-based restricted stock units (“RSU”)(one-year vesting)	$175,000
Incremental Awards for Board Leadership
Annual cash fee for chair: (i) Nominating and Corporate Governance Committee, and (ii) Environmental, Health, Safety, Quality and Public Policy Committee	$15,000
Annual cash fee for chair: Compensation and Management Development Committee	$20,000
Annual cash fee for chair: Audit Committee	$25,000
Annual cash fee for Lead Independent Director	$35,000
Newly-elected directors receive a pro-rata equity award for a partial year of service. In addition to the above, Directors are reimbursed for expenses incurred in attending board, committee and shareholder meetings. Directors are also reimbursed for reasonable expenses associated with other business activities that benefit the Company, including participation in director education programs. We generally do not provide perquisites to our directors, other than small gifts provided at Board meetings and upon retirement. Occasionally, a director may use Company-provided aircraft for travel to Board meetings.
U.S. non-management directors are entitled to participate in the Company’s 2008 Deferred Compensation Plan (“2008 Deferred Plan”), which is an unfunded, nonqualified deferred compensation plan that allows directors the opportunity to defer all or a portion of their cash compensation and RSUs in exchange for a future payment amount equal to their deferments plus or minus certain amounts (including dividend equivalents) based on the market performance of specified measurement funds selected by the participant. Deferrals by directors under the 2008 Deferred Plan, including deferrals of RSUs, do not receive above-market earnings. Directors Blackwell, Brown, Galante, Hill, Ihlenfeld, Kissire and Rucker were the only directors that made contributions to, or had balances in, this plan during 2023.

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Governance
2023 Director Compensation Table
The table below is a summary of compensation earned and RSUs granted by the Company to non-management directors for the fiscal year ended December 31, 2023.

Name(1) (a)	Fees Earned or Paid in Cash ($)(2) (b)	Stock Awards ($)(3) (c)	Total ($) (h)
Jean S. Blackwell	122,500	174,963	297,463
William M. Brown	156,250	174,963	331,213
Edward G. Galante	142,500	174,963	317,463
Rahul Ghai	60,000	—	60,000
Kathryn M. Hill	137,500	174,963	312,463
David F. Hoffmeister	122,500	174,963	297,463
Dr. Jay V. Ihlenfeld	122,500	174,963	297,463
Deborah J. Kissire	146,250	174,963	321,213
Michael Koenig	122,500	174,963	297,463
Ganesh Moorthy	10,420	72,917	83,337
Kim K.W. Rucker	137,500	174,963	312,463
(1)Ms. Ryerkerk is not included in this table because she was an employee of the Company during 2023 and received no compensation for her services as a director. Mr. Go is not included in this table because he became a director in February 2024. Mr. Ghai did not stand for re-election at the 2023 Annual Meeting of Shareholders and departed the Board thereafter, due to his responsibilities preparing GE Aerospace — where he served and serves as Chief Financial Officer — to become a standalone independent public company.
(2)Includes amounts earned for the annual retainer and committee chair and lead independent director fees for the respective independent directors, as applicable.
(3)Represents the grant date fair value of 1,777 RSUs granted to each current non-management director (525 RSUs granted to Mr. Moorthy in December 2023, which included a prorated amount of RSUs for time served from his December 1, 2023 election date through May 2024) in May 2023 under the Amended and Restated 2018 Global Incentive Plan (the “2018 GIP”). The fair value of RSUs granted to our non-management directors as part of the annual award was calculated to be $98.46 per RSU ($138.74 for Mr. Moorthy), which reflects the average of the high and low market price of our Common Stock as reported by the NYSE on the applicable grant date discounted for lack of dividend participation. As of December 31, 2023, each current non-management director listed in the table owned 1,777 RSUs, except Mr. Moorthy who owned 525 RSUs.
Director Stock Ownership Guidelines
The Board of Directors considers Common Stock ownership by directors to be of utmost importance. The Board believes such ownership enhances the commitment of directors to our future and aligns their interests with those of our other shareholders. The Board has therefore established minimum stock ownership guidelines for non-employee directors that require each director to own Common Stock having a value of at least five times his or her base annual cash retainer of $125,000. Each newly elected director has five years from the year elected to reach this ownership level. During the five-year period, a director may not sell more than 50% of the shares received as compensation. As of the computation date, December 31, 2023, all of our then current non-employee directors had attained the minimum stock ownership levels based on their holdings except for four of our directors who have joined the Board within the last five years. Each of these directors is on-track for compliance by their respective compliance dates.

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Governance
Director Independence and Related Person Transactions
Director Independence
The listing standards of the NYSE require companies listed on the NYSE to have a majority of “independent” directors. As noted below, all of our directors, other than our Chief Executive Officer, are independent or were independent during the period they served on the Board.
The Board of Directors has adopted standards of independence for directors that are set forth in Exhibit A to the Company’s corporate governance guidelines. The Board reviews and determines the independence of each of the directors in accordance with these standards. The full text of the corporate governance guidelines is available on our website, https://investors.celanese.com, by clicking “Corporate Governance.” These standards incorporate all of the requirements for director independence contained in the NYSE listing standards. The NYSE listing standards generally provide that a director is independent if the Board affirmatively determines that the director has no material relationship with the Company directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. In addition, a director is not independent if certain other relationships exist.
The Board, based on the recommendation of the NCG Committee, affirmatively determined that 11 of our current directors, Ms. Blackwell, Mr. Brown, Mr. Galante, Mr. Go, Ms. Hill, Mr. Hoffmeister, Dr. Ihlenfeld, Ms. Kissire, Mr. Koenig, Mr. Moorthy and Ms. Rucker are independent of the Company and its management under the NYSE listing standards and the Company’s director independence standards. Ms. Ryerkerk, our CEO, is the only current director who is not independent. Former director Mr. Ghai was independent during the period he served on our Board.
In addition, in compliance with the NYSE listing standards, we have an Audit Committee, a Compensation and Management Development Committee and a Nominating and Corporate Governance Committee that are each entirely composed of independent directors. Each of these committees have written charters addressing the respective committee’s purpose and responsibilities and the annual evaluation of the performance of these committees.
The Company in the normal course of business has been a party to transactions with other entities (or their subsidiaries) where certain of our directors are themselves either directors or officers. When making the Board’s director independence determination, the Board was aware of, and considered, the relationships listed below. All of the business relationships noted below were entered into on standard pricing and terms and arose in the ordinary course of our business. The amounts involved in each relationship did not exceed, in any of the last three fiscal years the greater of $1,000,000 or 2% of the other entity’s consolidated gross revenues. As a result, each qualified under a categorical standard of independence that the Board previously approved and none of the relationships were otherwise deemed to be a material relationship that impaired the director’s independence.

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Governance

Director	Organization	Director’s Relationship to Organization	Type of Transaction, Relationship or Arrangement	Does the Amount Exceed the Greater of $1 million or 2% of either company’s Gross Revenues?
Jean S. Blackwell	Ingevity Corporation and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to Ingevity	No
	Johnson Controls International plc and its subsidiaries and affiliates	Director	Business Relationship - Routine purchases from Johnson Controls	No
William M. Brown	Becton, Dickinson and Company and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to Becton, Dickinson	No
Edward G. Galante	Clean Harbors and its subsidiaries and affiliates	Director	Business Relationship - Routine purchases from Clean Harbors	No
Timothy Go	HF Sinclair Corporation	Chief Executive Officer	Business Relationship - Routine purchases from HF Sinclair	No
Kathryn M. Hill	Moody’s Corporation and its subsidiaries and affiliates	Director	Business Relationship - Routine purchases from Moody’s	No
David F. Hoffmeister	Glaukos Corporation and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to Glaukos	No
Dr. Jay V. Ihlenfeld	Ashland, Inc. and its subsidiaries and affiliates	Director(1)	Business Relationship - Routine sales to, and purchases from, Ashland	No
Deborah J. Kissire	Axalta Coating Systems Ltd. and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to Axalta	No
Michael Koenig	Nobian Industrial Chemicals B.V. and its subsidiaries and affiliates	Chief Executive Officer	Business Relationship - Routine purchases from Nobian	No
	Symrise AG and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to Symrise	No
Kim K.W. Rucker	HP Inc. and its subsidiaries and affiliates	Director	Business Relationship - Routine purchases from HP	No
Lori J. Ryerkerk	Eaton Corporation Plc and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to, and purchases from, Eaton	No
(1) Dr. Ihlenfeld departed the board of Ashland, Inc. in January 2024.
There are no family relationships among our directors or executive officers.

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Governance
Certain Relationships and Related Person Transactions
The Board of Directors has adopted a written policy regarding related person transactions (the “Related Party Transaction Policy”). For purposes of SEC rules and such policy, an interested transaction is a transaction or relationship in which the aggregate amount involved exceeds or may reasonably be expected to exceed $120,000 since the beginning of the Company’s last fiscal year, the Company or any of its subsidiaries is a participant, and any related party has or will have a direct or indirect material interest in the transaction or relationship. A related party is any person who is or was during the last fiscal year an executive officer; director or nominee for election as a director; a greater than 5 percent beneficial owner of our Common Stock; or an immediate family member of any of these persons. Compensation paid to our named executive officers is not treated as an interested transaction under the Related Party Transaction Policy to the extent that it is disclosed as compensation in this Proxy Statement. In addition, a related party would not be deemed to have a “material interest” in a transaction simply due to such person’s position as a director of the other party in the transaction or, in the case of simply being an employee of the other party to the transaction, if the aggregate amount involved in the subject year does not exceed the greater of $1,000,000 or 2% of that party’s annual revenues.
The Audit Committee reviews the material facts of all interested transactions that meet the requirements discussed above and therefore require the Audit Committee’s approval and either approves or disapproves of the entry into the interested transaction. In determining whether to approve an interested transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. The Audit Committee may not approve any interested transaction if it determines the interested transaction to be inconsistent with the interests of the Company and the shareholders.
In addition, the Audit Committee has delegated to the chair of the Audit Committee the authority to approve any interested transaction with a related party (other than the chair or an immediate family member of the chair) in which the aggregate amount involved is expected to be less than $2,000,000. In connection with regularly scheduled meetings of the Audit Committee, the Company provides the Audit Committee for its review, a summary of each new interested transaction that was approved by the chair of the Audit Committee. No director may participate in any discussion or approval of an interested transaction for which he or she is a related party, except that the director is required to provide all material information concerning the interested transaction to the Audit Committee.
No interested transactions were approved or ratified or, to our knowledge, required to be approved or ratified, during 2023.

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Stock Ownership Information
STOCK OWNERSHIP INFORMATION
Principal Shareholders and Beneficial Owners
The following table sets forth information with respect to the beneficial ownership of Common Stock as of March 1, 2024, by (i) each person known to the Company to beneficially own more than 5% of our Common Stock; (ii) each of the Company’s present directors, including those nominated for election at the Annual Meeting; (iii) the Company’s named executive officers ; and (iv) all present directors and executive officers of the Company as a group. The percentage of beneficial ownership set forth below is calculated in accordance with SEC Rules and is based on the number of shares of Common Stock outstanding and entitled to vote as of March 1, 2024, which was 111,317,092.

	Amount and Nature of Beneficial Ownership of Common Stock
	Common Stock Beneficially Owned(1)		Rights to Acquire Shares of Common Stock(2)	Total Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned

Capital Research Global Investors(3)	14,809,178		—	14,809,178	13.30
The Vanguard Group, Inc.(4)	13,077,014		—	13,077,014	11.75
Capital International Investors(5)	11,409,403		—	11,409,403	10.25
Wellington Management Company, LLP(6)	8,529,064		—	8,529,064	7.66
Dodge & Cox(7)	6,849,327		—	6,849,327	6.15
BlackRock, Inc.(8)	6,669,513		—	6,669,513	5.99
Capital World Investors(9)	6,239,478		—	6,239,478	5.61
Directors(10)
Jean S. Blackwell	9,299		—	9,299	*
William M. Brown	103		—	103	*
Edward G. Galante	11,996		—	11,996	*
Timothy Go	—		—	—	*
Kathryn M. Hill	9,474		—	9,474	*
David F. Hoffmeister	48,493		—	48,493	*
Dr. Jay V. Ihlenfeld	9,583		—	9,583	*
Deborah J. Kissire	100		—	100	*
Michael Koenig	960		—	960	*
Ganesh Moorthy	1,000		—	1,000
Kim K.W. Rucker	56		—	56	*
Named Executive Officers(10)
Ashley B. Duffie	13,383	(11)	1,361	14,744	*
Thomas F. Kelly	54,766		4,628	59,394	*
Chuck B. Kyrish	5,555		884	6,439	*
Mark C. Murray	6,653		2,654	9,307	*
Anne L. Puckett	44,714		3,811	48,525	*

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Stock Ownership Information

Scott A. Richardson	77,112	(11)	7,351	84,463	*
Lori J. Ryerkerk(12)	149,025		25,866	174,891	*
All present directors, nominees and executive officers as a group (18 persons)(13)(14)	403,332		43,125	446,457	*
*Less than 1% of shares.
(1)Includes shares for which the named person or entity has sole and/or shared voting and/or investment power. Does not include shares that may be acquired through the vesting of RSUs or other rights to acquire shares. To our knowledge, none of the Common Stock listed as beneficially owned by the current directors or executive officers are subject to hedges or have been pledged.
(2)Reflects rights to acquire shares of Common Stock within 60 days of March 18, 2024, and includes, as applicable, shares of Common Stock issuable upon (i) the exercise of options, granted under the 2018 GIP, that have vested or will vest within 60 days of March 18, 2024, and (ii) the vesting of RSUs granted under the 2018 GIP within 60 days of March 18, 2024. Does not include units in a stock denominated deferred compensation plan with investments settled in shares of Common Stock as follows: Ms. Blackwell – 9,038 equivalent shares, Mr. Brown – 12,864 equivalent shares, Mr. Galante – 6,625 equivalent shares, Ms. Hill – 2,122 equivalent shares, Dr. Ihlenfeld – 9,968 equivalent shares, Ms. Kissire – 2,919 equivalent shares, and Ms. Rucker – 6,418 equivalent shares.
(3)On February 9, 2024, Capital Research Global Investors (“CRGI”) filed Amendment No. 1 to Schedule 13G with the SEC reporting beneficial ownership of 14,809,178 shares of Common Stock as of December 29, 2023, with sole voting power over 14,807,442 shares and sole dispositive power over 14,809,178 shares. The address of CRGI is 333 South Hope Street, 55th Floor, Los Angeles, Los Angeles, CA 90071.
(4)On February 13, 2024, The Vanguard Group, Inc. (“Vanguard Group”) filed Amendment No. 10 to Schedule 13G with the SEC reporting beneficial ownership of 13,077,014 shares of Common Stock as of December 29, 2023, with shared voting power over 130,381 shares, sole dispositive power over 12,662,262 shares and shared dispositive power over 414,752 shares. The address of Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(5)On February 9, 2024, Capital International Investors (“CII”) filed Amendment No. 1 to Schedule 13G with the SEC reporting beneficial ownership of 11,409,403 shares of Common Stock as of December 29, 2023, with sole voting power over 11,310,284 shares and sole dispositive power over 11,409,403 shares. The address of CII is 333 South Hope Street, 55th Floor, Los Angeles, Los Angeles, CA 90071.
(6)On February 9, 2024, Wellington Group Holdings LLP (“Wellington”) filed Amendment No. 4 to Schedule 13G with the SEC reporting beneficial ownership of 8,529,064 shares of Common Stock as of December 29, 2023, with shared voting power over 8,227,645 shares and shared dispositive power over 8,529,064 shares. The address of Wellington is 280 Congress Street, Boston, MA 02210.
(7)On February 13, 2024, Dodge & Cox filed Amendment No. 14 to Schedule 13G with the SEC reporting beneficial ownership of 6,849,327 shares of Common Stock as of December 31, 2023, with sole voting power over 6,399,052 shares and sole dispositive power over 6,849,327 shares. The address of Dodge & Cox is 555 California Street, 40th Floor, San Francisco, CA 94104.
(8)On January 31, 2024, BlackRock, Inc. (“BlackRock”) filed Amendment No. 1 to Schedule 13G with the SEC reporting beneficial ownership of 6,669,513 shares of Common Stock as of December 31, 2023, with sole voting power over 5,929,609 shares and sole dispositive power over 6,669,513 shares. The address of BlackRock is 50 Hudson Yards, New York, NY 10001.
(9)On February 9, 2024, Capital World Investors (“CWI”) filed a Schedule 13G with the SEC reporting beneficial ownership of 6,239,478 shares of Common Stock as of December 29, 2023, with sole voting power over 6,188,177 shares and sole dispositive power over 6,239,478 shares. The address of CWI is 333 South Hope Street, 55th Floor, Los Angeles, Los Angeles, CA 90071.
(10)Listed alphabetically. To our knowledge and subject to applicable community property rules, each person has sole investment and voting power with respect to the Common Stock beneficially owned by such person.
(11)Includes beneficial ownership of Common Stock by Ms. Duffie and Mr. Richardson, of 531 and 583 equivalent shares, respectively, in the Celanese Stock Fund under the CARSP as of March 1, 2024. Ms. Duffie and Mr. Richardson have the ability to direct the voting of the Common Stock underlying these equivalent shares and the ability to change their investment options at any time.
(12)Ms. Ryerkerk also serves as a director and her ownership information is set forth under “Named Executive Officers.”
(13)Does not include beneficial ownership by Ms. Puckett who was not an executive officer as of March 1, 2024.
(14)Does not include an estimated 240,586 PRSUs (at target) held as of March 1, 2024 by our named executive officers and other executive officers, which are subject to future performance and vesting conditions and therefore does not represent rights to acquire shares of Common Stock within 60 days of March 18, 2024.

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Stock Ownership Information
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers (as defined) and persons who own more than ten percent of our Common Stock, to file with the SEC reports of their ownership and changes in their ownership of Common Stock. Based solely on a review of such filed reports or written representations from our directors and officers that all reportable transactions were reported, the Company believes, to the best of its knowledge, that for the year ended December 31, 2023, all Section 16 filing requirements applicable to its directors, officers and greater than ten-percent shareholders were complied with except that a single report for each of directors Blackwell, Brown, Galante, Hill, Ihlenfeld, Kissire and Rucker reflecting deferral into phantom stock of the first quarter dividends received on existing stock (but no transactions in ownership) was filed late.
Securities Authorized for Issuance Under Equity Compensation Plans
The following information is provided as of December 31, 2023 with respect to equity compensation plans:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	1,264,104	(1)	$116.93	(2)	16,679,256	(3)
Equity compensation plans not approved by security holders	—		$—		—
Total	1,264,104		$116.93		16,679,256
(1)Includes 236,101 stock options and 1,028,003 restricted stock units ("RSUs") granted under the 2018 GIP, including shares that may be issued pursuant to outstanding performance-based RSUs, assuming target performance; actual shares issued may vary, depending on actual performance. If the performance-based RSUs included in this total vest at the maximum performance level (as opposed to target potential performance), the aggregate RSUs outstanding would be 1,465,047. Also includes 46,808 share equivalents attributable to RSUs deferred by non-management directors under the Company's 2008 Deferred Compensation Plan (and dividends applied to previous deferrals) and distributable in the form of shares of Common Stock under the 2018 GIP. Upon vesting, a share of the Company's Common Stock is issued for each RSU.
(2)Reflects the weighted-average exercise price of stock options granted under the 2018 GIP that were outstanding as of December 31, 2023. RSUs reflected in column (a) are not reflected in this amount because they do not have an exercise price.
(3)Includes shares available for future issuance under the 2018 GIP and the Celanese Corporation 2009 Employee Stock Purchase Plan approved by shareholders on April 23, 2009 (the "ESPP"). As of December 31, 2023, an aggregate of 3,264,758 shares were available for future issuance under the 2018 GIP and 13,414,498 shares of our Common Stock were available for future issuance under the ESPP. As of December 31, 2023, 585,502 shares have been issued under the ESPP.

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Audit Matters
AUDIT MATTERS
Audit Committee Report
As of the date indicated below, the Audit Committee is composed of five independent directors, each of whom satisfies the independence requirement of Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the external reporting process and the Company’s internal controls. The Audit Committee serves as the primary communication link among the Board, the independent public accounting firm, and our internal auditors.
Company management is responsible for the financial statements and the reporting process, including the system of disclosure controls and procedures and the internal control over financial reporting. The independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States and on the effectiveness of the Company’s internal control over financial reporting.
The Audit Committee reviewed and discussed with the Company’s management and KPMG LLP the audited financial statements for the Company for the year ended December 31, 2023. The Audit Committee also met with KPMG LLP and the internal auditors, with and without management present, to discuss the results of the auditors’ examinations, their evaluation of our internal control, and the overall quality of our financial reporting. The Audit Committee also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee reviewed and discussed with KPMG LLP its independence from the Company and management, including the matters in the written disclosures received by the Audit Committee and required by PCAOB rules.
The Audit Committee discussed with KPMG LLP and the internal auditors the overall scope and plans for their respective audits. The Audit Committee reviewed and discussed the fees billed to the Company by KPMG LLP for audit, audit-related, tax and other services provided during fiscal 2023, which are set forth under “Item 2: Ratification of Independent Registered Public Accounting Firm”, and determined that the provision of non-audit services is compatible with KPMG LLP’s independence. Based on the Audit Committee’s reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
The Audit Committee evaluates the performance of the independent registered public accounting firm each year and determines whether to re-engage the current firm or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the registered public accounting firm, along with their capabilities, technical expertise, and knowledge of our operations and industry. Based on these evaluations, the Audit Committee decided to engage KPMG LLP as our independent registered public accounting firm for fiscal 2024. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, the Audit Committee has continued its long-standing practice of recommending that the Board ask our shareholders to ratify the appointment of the registered public accounting firm at our annual meeting of shareholders. This report was submitted by the members of the Audit Committee as of the date indicated below.

Dated: February 19, 2024	Deborah J. Kissire, Chair
(The Audit Committee report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Audit Committee report by reference therein.)

Jean S. Blackwell
David F. Hoffmeister
Ganesh Moorthy
Kim K.W. Rucker

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / 47

Audit Matters
ITEM 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee of the Board of Directors has selected KPMG LLP to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2024. Since 2004, KPMG LLP has served as our independent registered public accounting firm and also provided other audit-related and non-audit services that were approved by the Audit Committee.
Representatives of KPMG LLP will virtually attend the Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from shareholders.
We are asking our shareholders to ratify the selection of KPMG LLP as our independent registered public accounting firm. Although ratification is not required by our by-laws or otherwise, the Board is submitting the Audit Committee’s selection of KPMG LLP to our shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders. If the appointment of KPMG LLP is not ratified, the Audit Committee will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement.
Audit and Related Fees
Aggregate fees billed to the Company by KPMG LLP and its affiliates were as follows:

	Year Ended December 31,
	2023	2022
Audit Fees(1)	$13,789,420	$9,862,406
Audit-related Fees(2)	$82,000	$9,000
Tax Fees(3)	$1,789,893	$1,378,409
All Other Fees(4)	$—	$15,000
Total Fees	$15,661,313	$11,264,815
(1)For professional services rendered for the audits of annual consolidated financial statements of the Company (including the audit of internal control over financial reporting), statutory audits in non-U.S. jurisdictions, the review of the Company’s quarterly consolidated financial statements and review of SEC filings.
(2)Primarily for professional services rendered in connection with consultation on financial accounting and reporting standards and employee benefit plan audits.
(3)Primarily for professional services related to technical assistance, the preparation of tax returns in non-U.S. jurisdictions and assistance with tax audits and appeals.
(4)For other permitted professional advisory services.

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / 48

Audit Matters
Audit Committee Pre-Approval Policy
The Audit Committee is responsible for appointing, retaining and pre-approving the fees of the Company’s independent registered public accounting firm. The Audit Committee has adopted a Policy for Pre-Approval of Independent Auditor Services (“Pre-Approval Policy”) pursuant to which proposed services may be pre-approved through the application of detailed policies and procedures (“general pre-approval”) or by specific review of each service (“specific pre-approval”). The Audit Committee has provided general pre-approval for certain specific types of non-prohibited audit, audit-related and tax services that do not exceed $200,000 per project and $1,000,000 per year in the aggregate and gives detailed guidance to management as to the specific services that are eligible for general pre-approval. The Audit Committee is to be informed on a timely basis of any services performed by the independent registered public accounting firm pursuant to general pre-approval. Unless a type of service is included in this general pre-approval, it will require specific pre-approval. The annual audit services engagement terms and fees must be specifically pre-approved by the Audit Committee. Requests to provide services that require specific pre-approval must be submitted to the Audit Committee by both the independent registered public accounting firm and the chief financial officer or corporate controller, and must include detailed back-up documentation and a joint statement as to whether the request or application is consistent with the SEC’s rule on auditor independence.
The Audit Committee may delegate its pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
All services performed by our independent registered public accounting firm in 2023 were pre-approved by the Audit Committee or otherwise under the Pre-Approval Policy.
Vote Required
Although ratification is not required in our by-laws or otherwise, approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2024

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / 49

Executive Compensation
EXECUTIVE COMPENSATION
Non-GAAP Financial Measures
This Proxy Statement, including the Compensation Discussion and Analysis, contains financial measures presented on a non-GAAP basis. Celanese’s non-GAAP financial measures used in this document are as follows: [1] Adjusted earnings per share (or Adjusted EPS), which we define as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, Certain Items, and refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method; [2] Free cash flow, which we define as net cash provided by (used in) operations, less capital expenditures on property, plant and equipment, and adjusted for contributions from or distributions to our noncontrolling interest joint ventures; [3] Adjusted EBIT, which we define as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense and taxes, and further adjusted for Certain Items; [4] Operating EBITDA, which we define as Adjusted EBIT plus depreciation and amortization; and [5] Return on capital employed, which we define as Adjusted EBIT divided by capital employed, which is the beginning and end-of-year average of the sum of property, plant and equipment, net; trade working capital (calculated as trade receivables, net plus inventories less trade payables – third party and affiliates); goodwill; intangible assets, and investments in affiliates, adjusted to eliminate noncontrolling interests, and certain items as determined by the Company. See “Exhibit A” to this Proxy Statement for additional information concerning these performance measures and a reconciliation of these measures to earnings (loss) from continuing operations attributable to Celanese Corporation per common share-diluted, net cash provided by (used in) operations, net earnings (loss) attributable to Celanese Corporation, and net earnings (loss) attributable to Celanese Corporation divided by the sum of the average of beginning and end the of year short- and long-term debt and Celanese Corporation shareholders’ equity, the most comparable U.S. GAAP financial measures, respectively.

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Executive Compensation
ITEM 3: Advisory Approval of Executive Compensation
The Company’s compensation program for our named executive officers (“NEOs”) was designed by our compensation and management development committee (the “CMDC”) to meet our compensation philosophy and objectives, including maintaining a pay for performance culture. The principles of the program have contributed to our strong performance. See “CD&A Highlights” for a summary of our compensation structure, 2023 performance, pay decisions and approach to compensation oversight.

This “say-on-pay” proposal gives shareholders the opportunity annually to cast a vote on our executive compensation program based on the following resolution:
“Resolved, that the shareholders approve, on an advisory basis, the compensation of our NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative disclosure, contained in this Proxy Statement.”
The Board of Directors recommends that shareholders endorse the compensation program for our NEOs by voting FOR the above resolution. Our compensation program is the result of a carefully considered approach and takes into account input provided by shareholders and advice received from the CMDC’s independent compensation consultant. We believe that executive compensation for 2023 was supported by our performance. After considering the results of our 2023 advisory resolution on the frequency of say-on-pay votes, the Board of Directors currently expects to maintain its policy of holding annual advisory votes to approve our executive compensation. Provided that the Board of Directors does not modify this policy, the Company’s next say-on-pay proposal after the 2024 Annual Meeting will be presented at the 2025 Annual Meeting of Shareholders.
Advisory Vote
This vote is mandated by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC regulations. As an advisory vote, this proposal is not binding upon the Company. In addition, the non-binding advisory vote described in this proposal will not be construed as overruling any decision by the Company, the Board of Directors, or the CMDC, relating to the compensation of the NEOs, or creating or changing any fiduciary duties or other duties on the part of the Board of Directors, or any committee of the Board of Directors, or the Company.
Vote Required
Approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE APPROVAL OF OUR EXECUTIVE COMPENSATION PROGRAM

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Executive Compensation
Compensation Discussion and Analysis
Our Compensation Discussion and Analysis describes the objectives and elements of our executive compensation program, its alignment with performance and our 2023 compensation decisions regarding our NEOs.
CD&A Highlights

NEO Compensation Structure at a Glance
Our NEO Compensation Program contains the following key elements:
	ü	Competitive base salaries to recruit and retain top executive talent;
	ü	Annual cash incentive opportunities based on near-term financial and stewardship goals;
	ü	Long-term equity incentive plans that are primarily performance-based to reward achievement against long-term financial and strategic goals designed to create long-term shareholder value; and
	ü	Market-competitive benefit programs with limited perquisites.

Controllable Actions Focused on Earnings and Synergy Capture Drove 2023 Results
		Earnings			Earnings Per Share
Net earnings ($M)

$852
$1,805
$1,985
$1,475
$1,890
$2,835
$1,894
$2,617
$1,960
$2,444
2019
2020
2021
2022
2023

$6.89
$9.53
$16.85
$7.64
$17.06
$18.12
$17.41
$15.88
$18.00
$8.92
2019
2020
2021
2022
2023

Operating EBITDA ($M)

GAAP EPS

Adjusted EPS

		Cash Flow	ü	While navigating a difficult demand environment in 2023, we focused on controllable actions to drive earnings and execute on our integration, synergy capture and deleveraging goals.

$1,454
$1,074
$1,343
$950
$1,757
$1,263
$1,819
$1,263
$1,899
$1,320
2019
2020
2021
2022
2023

Operating Cash Flow ($M)
			ü	Key actions that drove our performance include:
Free Cash Flow ($M)				t	Exceeding acquisition synergy targets through controllable initiatives including site optimization, commercial revenue synergies and business technology integration.

				t	Executing on our 2023 deleveraging objectives by driving cash generation, divesting a portion of our Food Ingredients business for cash and exceeding our net debt reduction goal for the year.

				t	Achieving significantly improved stewardship performance year-over-year while integrating nearly thirty production facilities acquired in the M&M Acquisition.

Incentive Plan Payout and Shareholder Return Highlights	ü	2023 performance resulted in payouts of:
		t			112.4% for the 2023 annual incentive plan company performance factor, driven by above-threshold Operating EBITDA(1), strong free cash flow(1) and improved stewardship results; and
		t			200.0% for our 2021-2023 performance restricted stock unit (PRSU) award, driven by record 3-year aggregate Adjusted EPS(1) results and superior Return on Capital Employed (ROCE) performance.
	ü	Our total shareholder return(2) exceeded that of the Dow Jones US Chemicals Index over the 1-year, 3-year and 5-year periods ended December 29, 2023. See page 7.
(1) Adjusted EPS, Operating EBITDA and Free Cash Flow are non-U.S. GAAP financial measures. See “Exhibit A” for information concerning these measures, including a definition and reconciliation to the most comparable U.S. GAAP financial measure.

(2) Total shareholder return, or TSR, reflects cumulative stock price appreciation plus dividends, with dividends deemed reinvested.

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Executive Compensation

Key 2023 Compensation Decisions		Key Pay and Governance Practices
•The CMDC refined the annual incentive structure following the M&M Acquisition to use (i) Operating EBITDA as the primary financial metric and (ii) Free Cash Flow as the primary cash metric, to focus management on cash generation, deleveraging and earnings growth.
Practices designed to align pay with performance for shareholders and to mitigate risk include:
		ü	Challenging performance targets tied to metrics that are consistent with our strategy and long-term shareholder value creation
•The CMDC changed the time-based portion of the NEOs’ Long-Term Incentive Plan from restricted stock units to stock options to promote strong alignment between executive payouts and shareholder value creation following the M&M Acquisition, as stock options only have value if the stock price appreciates from the date of grant.

		ü	Use of absolute caps (annual incentive plan and PRSUs) and adjustments based on relative TSR performance (PRSUs), to align management pay with shareholder outcomes
		ü	Robust clawback policies that go beyond SEC and NYSE requirements

•Certain NEOs received salary increases intended to maintain competitiveness with our compensation peer group and, in some cases, upon promotions.		ü	Annual risk assessment of our compensation policies and practices
97%	of shareholder votes cast supported our say-on-pay vote at our 2023 Annual Meeting.	ü	Market-aligned stock ownership guidelines for NEOs
		ü	Independent compensation consultant reporting to the CMDC

M&M Acquisition
On November 1, 2022, we closed our acquisition of the majority of the Mobility & Materials business of DuPont. We pursued and completed this acquisition to establish Celanese as the pre-eminent global specialty materials company, with a broad and expanded portfolio of engineered thermoplastics and elastomers, industry-renowned brands and intellectual property, global production assets, and a world-class organization. In this Proxy Statement, we refer to this acquisition as the M&M Acquisition and we refer to the business and product lines acquired as the M&M Business.
This acquisition, the largest in our recent history, brought us a global production network of 29 facilities, including compounding and polymerization, a significant number of customer and supplier contracts and agreements and a large, industry-leading intellectual property portfolio. It also increased our global workforce from approximately 8,500 before the acquisition to approximately 12,400 at the end of 2023.
The size and significance of the M&M Acquisition influenced a number of compensation decisions in 2023 as described in this Compensation Discussion and Analysis. The CMDC sought, through these decisions, to drive the behaviors and actions needed to achieve the desired benefits of the acquisition.
Named Executive Officers
Our NEOs for 2023 are:

Named Executive Officer	Title
Lori J. Ryerkerk	Chair, Chief Executive Officer and President
Scott A. Richardson(1)	Executive Vice President and Chief Operating Officer
Chuck B. Kyrish(1)	Senior Vice President and Chief Financial Officer
Thomas F. Kelly	Senior Vice President, Engineered Materials
Mark C. Murray	Senior Vice President, Acetyls
Ashley B. Duffie	Senior Vice President and General Counsel
Anne L. Puckett(2)	Former Senior Vice President, General Counsel and Corporate Secretary
(1) Mr. Richardson served as Executive Vice President and Chief Financial Officer from the beginning of 2023 until the effective date of his promotion to Chief Operating Officer on November 8, 2023. Mr. Kyrish, who was previously our Vice President of Corporate Finance, was promoted to Senior Vice President and Chief Financial Officer effective November 8, 2023.

(2) As previously announced, Ms. Puckett ceased to serve as Senior Vice President, General Counsel and Corporate Secretary effective November 8, 2023 pursuant to the terms of a separation agreement with the Company. She served in a transition role through February 19, 2024, after which she departed the Company. Please see “Potential Payments on Termination or Change in Control — Post-Termination Table — Ms. Puckett's Separation Agreement.”

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Executive Compensation
We Follow Compensation Governance Best Practices
The CMDC and management periodically review the compensation and benefit programs for our NEOs and have adopted a number of practices to enhance our programs:

What We Do

ü	Pay for performance, including using a high percentage of performance-based restricted stock units to ensure a significant portion of NEO compensation is performance-based and to align management’s interests with shareholders
ü	Reference a market peer group, evaluated annually to ensure it remains appropriate, when establishing compensation
ü	Maintain robust anti-hedging and anti-pledging policies
ü	Conduct an annual ”say-on-pay” advisory vote
ü	Engage regularly with our shareholders to receive feedback on business, governance and compensation matters
ü	Balance short- and long-term incentives, aligning long-term incentives with future performance and shareholder returns
ü	Include caps on individual payouts under incentive plans
ü	Maintain clawback policies that go beyond the requirements of SEC Rule 10D-1 and the associated NYSE listing standards, which can be triggered by a financial restatement, breach of our business conduct policy or certain restrictive covenants, among other matters, and which cover annual bonus and all long-term incentive awards
ü	Maintain market-aligned stock ownership guidelines requiring our CEO to hold shares valued at 6x base salary (4x for other NEOs)
ü	Apply double-trigger vesting in the event of a change in control under our long-term equity awards (i.e., participant must have a qualifying termination after the change in control event to receive benefits)
ü	Retain an independent executive compensation consultant reporting directly to the CMDC
ü	Include 100% independent directors on our CMDC
ü	Review annually executive compensation consultant and advisors for independence and performance

What We Don’t Do

X	No change in control excise tax ”gross-up” agreements
X	No excessive perquisites
X	No tax ”gross-ups” for perquisites, except for relocation and expatriate benefits
X	No employment agreements or multi-year compensation guarantees
X	No stock option repricing, reloads or exchanges without shareholder approval
X	No dividend equivalents paid on unvested equity awards
X	No excessive risk-taking in our compensation programs

In addition to maintaining good corporate governance, we have designed our annual incentive plan and long-term incentive plan to be aligned with best practices that mitigate against excessive risk. See “Compensation Risk Assessment.”

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Executive Compensation
Human Capital Development
Our highly engaged, valued, dedicated, diverse and global workforce is the driver of our performance. We seek to attract and retain the best available talent to deliver strong performance while strengthening occupational health and safety and maximizing employee engagement.
Integrating several thousand M&M employees was a key human capital priority in 2023. To that end, among other things, we completed company-wide, comprehensive culture surveys to identify aspirational traits and critical behaviors to drive employee success and business goals. We are also proud to have received and, in some cases continued to receive, key external recognition for our culture and our quality as an employer of choice.

2023 External Recognition
Named one of the Best Employers in the Chemicals Sector as part of “2024 Best Companies to Work For” by U.S. News and World Report	Honored by the Women’s Forum of New York for female representation on our Board for the third straight year
Named one of “America’s Greatest Workplaces for Diversity 2024” by Newsweek	Received a score of 95 on the Corporate Equality Index from the Human Rights Campaign Foundation.
Board and CMDC Oversight. Our CMDC and the full Board of Directors have a structured approach to regularly review and oversee the following key talent and human capital matters in addition to executive compensation.

Key Areas of CMDC Oversight		Additional Areas of Oversight by the Full Board
ü	Diversity, equity and inclusion, including recruitment and retention initiatives	ü	CEO succession planning and support of the CMDC’s performance review for the CEO
ü	Human capital metrics, including workforce composition, skills and pay equity	ü	Review of the CMDC’s work on other senior leadership succession planning
ü	Succession planning, including senior leadership	ü	Monitor progress of cultural integration aligned to key aspirational traits following the M&M Acquisition
ü	Workplace culture and talent strategy, and their support of business goals
ü	Health and wellness and other workforce wellbeing matters

Our Human Capital Scorecard: A Key Tool Supporting CMDC Oversight
The CMDC uses an internally-developed Human Capital Scorecard to gain insight into our performance against key workforce metrics. The data within the Human Capital Scorecard identifies demographic and other trends across role categories, geographies, hiring, promotion, attrition and other areas. Through this identification of internal trends, and the review of peer data for external benchmarking where appropriate, management and the CMDC are able to more effectively identify successes and opportunity areas to inform oversight efforts as well as to understand longer-term trends.

Diversity, Equity and Inclusion. We are proud of our long-term, ongoing work to foster an inclusive environment that allows our employees to bring their fully authentic selves to work. When all employees feel accepted and included, we believe that we will grow stronger and deliver on our mission of improving everyday life through the power of chemistry.
To support our long-term objectives, we look to our three strategic pillars of Talent, Inclusion and Community.

Talent	Inclusion	Community
Attract, motivate, and retain diverse talent at all levels of the organization as necessary to achieve business objectives	Foster an environment of transparency and inclusion where all employees are respected and can truly bring themselves to work	Improve quality of life for our neighbors in the communities where we live and work through our Foundation and Supplier Diversity programs
Some specific ongoing initiatives that we undertake in pursuit of these pillars to foster inclusivity as well as to promote a broad recruiting pipeline of talented individuals include the following:

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Executive Compensation
•We promote employee engagement through 68 chapters of nine different Employee Resource Groups (ERGs) and invited 4,500 newly integrated M&M team members to initiate local chapters of these ERGs at their respective facilities and grew membership by 2,000 employees in 2023.
•We engage with trade associations and engineering groups to enhance our recruiting pipeline of diverse employees, including a global university and vocational recruiting strategy that targets several historically Black colleges and universities (HBCUs) and professional organizations. We leverage technology and strategic partnerships with organizations such as the National Society of Black Engineers, the Society of Women Engineers, and the American Institute of Chemical Engineers (AIChE) to broaden our reach to potential candidates. These initiatives also include providing funds to the Future of STEM Scholars Initiative (FOSSI), which is a national program that gives scholarships to students pursuing STEM degrees at HBCUs.
For more information on certain human capital metrics, please see “Human Capital Resources” in our most recent Annual Report on Form 10-K filed with the SEC.
Health, Safety and Environmental Stewardship. We believe in continuous improvement of our safety environment by building competency in our people and having a comprehensive management system built from recognized safety practices around the globe. Through deliberate actions, we have improved our employee safety, process safety and environmental incident metrics in recent years. See “Human Capital Resources” in our most recent Annual Report on Form 10-K filed with the SEC, for more information.
We have reflected our commitment to these stewardship goals through our long-standing practice of including them as part of our annual incentive program, which currently has approximately 3,500 bonus-eligible participants, for the last 16 years. For more information, please see “Annual Incentive Plan Awards.”
Talent Development. At Celanese, we are committed to fostering an engaging workplace with opportunities for collaboration, development and leadership. We believe in empowering employees to dedicate time to sharpening skills needed for their current roles and interests as well as exploring new topics. Workshops, eLearnings, and self-directed training options are readily available to employees based on their roles and interests.
An example of this our Manufacturing Technical Training Program called “M-Train.” M-Train includes 300 on-demand and instructor led courses in process technology, engineering, project management, quality, and stewardship with over 19,000 learner assignments. More than 3,400 Celanese employees took at least one M-Train course since the beginning of 2023.

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Executive Compensation
Compensation Philosophy and Elements of Pay
Compensation Philosophy
Our focus is to deliver continued earnings growth, return on capital, and superior long-term value creation for our shareholders. To that end, we have adopted a pay-for-performance compensation program that rewards executives for superior company and individual performance through annual- and long-term incentives, and aligns management’s interests with those of shareholders. At the same time, these programs are intended to be competitive with our peer companies to allow us to attract and retain highly qualified talent. Our CMDC has designed our executive compensation program based on principles that reflect these objectives, and we believe these principles have contributed to our strong performance and growth over the years.
Compensation Objectives
The objectives of our compensation program are to provide pay that is competitive, performance-based, aligned with the interests of our shareholders, and focused on attracting, rewarding and retaining talent as described below:
•Competitive – pay should be set at a level that recognizes the knowledge, skills, experience and attributes of our executives and is competitive with our peers against whom we compete for executive talent;
•Performance-Based – pay should reward individual and Company performance when short- and long-term goals are met or exceeded and when, over time, Company performance compares favorably to competitors and peers, and likewise, should provide for lower payouts when such targets and objectives are not met;
•Aligned with Shareholder Outcomes – plans should encourage long-term increases in shareholder value; and
•Focused on Talent – pay should be designed to attract, motivate and retain talented leaders.
Elements of Compensation
The table below summarizes the 2023 elements of our compensation program for NEOs and how each element supports our pay-for-performance philosophy:

Compensation Element	Description	Alignment with Principle of Pay-for-Performance	Page
Short-Term Annual Cash Compensation
Base Salary	Set in consideration of individual performance and contributions based on primary duties and responsibilities	Competitive compensation element required to recruit and retain top executive talent; pay for primary duties and responsibilities	60
Annual Incentive Plan (Bonus)	Performance-based, cash incentive opportunity earned based on:	Rewards performance against annual financial and stewardship goals	61
	■ Operating EBITDA and free cash flow
	■ Stewardship metrics (injuries, process safety, environmental releases and product quality)
Long-Term Incentive Awards (Equity)
Performance- based RSUs	Performance-based, long-term equity incentive plan: earned based on company performance and stock price	Rewards performance against long-term financial goals that are tied to corporate strategy and relative TSR performance	66

■ Adjusted EPS and Return on Capital Employed (ROCE) over a three-year performance period, with a potential payout modifier based on TSR performance relative to companies in the Dow Jones US Chemical Index

Time-based Stock Options	Time-based, long-term equity incentive that requires stock price appreciation to recognize value	Granted annually as part of the long-term incentive plan to promote strong alignment between realized executive pay and shareholder value creation	66
Employee Benefits
Retirement Plans	Retirement Savings Plan	Competitive compensation elements required to recruit and retain top executive talent	70
	Supplemental Retirement Savings Plan		81
	Retirement Pension Plan		81
Severance Arrangements	Executive Severance Benefits Plan		83
	Change in Control Agreements		83
Deferral of Compensation	Deferred Compensation Plan		82

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Executive Compensation
Setting Total Compensation

We establish overall target total compensation for each NEO and then allocate that compensation among base salary, annual incentive and long-term incentive opportunities. While no specific formula is used to determine the allocation between cash and equity-based compensation, when allocating these compensation elements we generally utilize a compensation mix more heavily weighted towards performance-based compensation. The CMDC strongly believes that the CEO’s compensation should be heavily weighted towards variable and long-term incentive awards to align her compensation with shareholder interests. The target pay mix for our CEO for 2023 is highlighted to the right, with nearly 90% performance-based or “at risk.”

Target Level of Compensation
To establish the appropriate target level of compensation for the CEO and each other NEO, each compensation element is reviewed by the CMDC relative to market data for the role within our compensation peer group.
The CMDC’s philosophy is to use the median of our compensation peer group as a guideline for establishing target total direct compensation (base salary plus target annual incentive plan award plus the grant date value of long-term incentive awards). Individual position considerations such as experience level, scope of role, personal impact on Company results, individual performance and relative compensation amounts across executives also impact how compensation is calibrated relative to market norms. The CMDC also considers general industry compensation survey data presented by its independent compensation consultant, since the talent market for many of our executives is broader than the companies in our compensation peer group.
Although the CMDC strives to set target compensation at levels that are competitive with our compensation peer group, it does not rigidly adhere to any particular market reference point in determining executive compensation.
Use of Peer Groups
Compensation Peer Group. Each year, the CMDC’s independent compensation consultant provides an analysis of compensation data and practices from a select group of peer companies in the chemical industry. The CMDC, with the assistance of its independent consultant, identifies the companies to be included in the compensation peer group.

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Executive Compensation

What we look for in our compensation peer group		How we use the compensation peer group

ü	Comparable market capitalization	ü	As an input in developing base salary ranges, annual incentive targets and long-term incentive award ranges
ü	Comparable total revenues
ü	Presence of major global operations	ü	To assess competitiveness of total direct compensation
ü	Similar business complexity	ü	To benchmark annual incentive bonus and long-term incentive plan designs as well as the form and mix of equity and cash retainer for non-employee directors
ü	Participants in the chemical industry
		ü	To evaluate share utilization (overhang levels and run rate)
		ü	To benchmark share ownership guidelines
		ü	As an input in designing compensation and benefit plans

Our CMDC reviews the compensation peer group annually in consultation with its independent compensation consultant to ensure that the individual companies in the group continue to be appropriate and that the group as a whole is appropriate.
The CMDC with its independent compensation consultant reviewed and updated the compensation peer group to ensure it remained reasonable given the increased size and complexity of the Company following the closing of the M&M Acquisition in November 2022. The CMDC considered this update important so that the compensation peer group would continue to be representative of the market for executive talent in which we compete.
To support this update, the independent compensation consultant identified companies (1) in the chemical industry, (2) with revenues in a range around Celanese’s projected post-transaction annual revenue (generally from one-half to three times our then-projected post-closing 2023 revenue), (3) that were not already in the compensation peer group, and the CMDC considered these and other factors.
The compensation peer group used by the CMDC in setting target pay for 2023 was as follows:

Compensation Peer Group
Air Products and Chemicals, Inc.	LyondellBasell Industries NV
CF Industries Holdings, Inc.	Olin Corporation (+)
Corteva, Inc. (+)	PPG Industries, Inc.
DuPont de Nemours, Inc. (+)	RPM International Inc.
Eastman Chemical Company	The Chemours Company
Ecolab Inc.	The Mosaic Company (+)
Huntsman Corporation	The Sherwin-Williams Company
International Flavors & Fragrances Inc.	Westlake Corporation (+)
Linde plc
Companies marked with “(+)” were added to the peer group following the closing of the M&M Acquisition in recognition of our increased size and wider business scope following the acquisition. Previous peer companies Albemarle Corporation, Ashland Inc., Avient Corporation, Axalta Coating Systems Ltd. and FMC Corporation were removed.
Relative Stock Performance Peer Group. The companies used to determine relative total shareholder return (relative TSR) for purposes of determining 2023-2025 PRSU payouts consist of the companies in the Dow Jones US Chemical Industry Index as of December 31, 2022. The CMDC believes the companies in this index are representative of companies that face similar operational, demand, competitive and macroeconomic environments as we do and therefore represent an effective group for comparison of our relative TSR results. These companies are listed below:

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Executive Compensation

Air Products and Chemicals, Inc.	Ingevity Corporation
Albemarle Corporation	International Flavors & Fragrances Inc.
Ashland Inc.	Linde plc
Axalta Coating Systems Ltd.	LyondellBasell Industries N.V.
Celanese Corporation	NewMarket Corporation
CF Industries Holdings, Inc.	Olin Corporation
Corteva, Inc.	PPG Industries, Inc.
Dow Inc.	RPM International Inc.
DuPont de Nemours, Inc.	The Chemours Company
Eastman Chemical Company	The Mosaic Company
Ecolab Inc.	The Scotts Miracle-Gro Company
Element Solutions Inc.	Valvoline Inc.
FMC Corporation	Westlake Chemical Corp
Huntsman Corporation

(Companies in bold text are also in the 2023 compensation peer group)
Compensation Decisions
Base Salary
The CMDC reviews and approves annually the base salaries for each of the NEOs. The CMDC also approves any increases to the base salaries of any officers at the time of promotion to an executive officer role. In setting base salaries, the CMDC considers a number of factors, including (i) the scope, complexity, and financial or business impact of the executive’s position, (ii) the executive’s level of expertise, experience (including time in the specific role) and individual performance, (iii) internal pay equity among the executive team, and (iv) how the executive’s base salary compares to the base salary of similarly situated executives at companies in our compensation peer group or in compensation surveys we review. As a result of these factors, base salaries may be set higher or lower than the median level of similarly situated executives at companies in our compensation peer group, when appropriate.
The Company’s pay philosophy is that, in general, the pay for individuals new to a role should work toward the desired competitive pay positioning over time as they gain experience in the role. In most cases, the individual’s pay is expected to reach the desired competitive positioning within one to three years after taking the role. Similarly, an individual with significant experience and demonstrated success in the role or a similar role might have pay positioned above the market median.
Based on the application of the above factors, the CMDC approved base salaries effective in March 2023 for the individuals who were our executive officers at the time. Mr. Kelly received a salary increase of approximately 20%, intended to maintain competitiveness with the updated compensation peer group and to recognize the increased size and complexity of the Engineered Materials business, which he leads, following the M&M Acquisition. To maintain competitiveness versus our compensation peer group, the CMDC also approved increases to Mr. Richardson’s, Mr. Kyrish’s and Ms. Duffie’s salaries upon their promotions to their current roles in November 2023. Base salaries as of December 31, 2023 are set forth in the table below.

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Named Executive Officer	Base Salary as of December 31, 2023(1)
Lori J. Ryerkerk	$1,300,000
Scott A. Richardson(1)	$800,000
Chuck B. Kyrish(1)	$600,000
Thomas F. Kelly	$700,000
Mark C. Murray	$550,000
Ashley B. Duffie	$530,000
Anne L. Puckett	$600,000

Overall Incentive Plan Design
Fundamentally, the CMDC believes that long-term shareholder value is created by a focus on annual earnings growth in the business, conversion of earnings into cash flow, effective capital deployment and a high level of stewardship performance. To that end, the CMDC carefully designs incentive compensation plans for NEOs to drive and reward near-term actions and long-term strategies with these objectives in mind.

Annual Incentive Plan (Performance measured over 1-year period)			Long-Term Incentive Plan (Performance measured over 3-year period)

Operating EBITDA	Free Cash Flow	Stewardship	Adjusted EPS	ROCE	Relative TSR
Daily Execution of Business Objectives	Long-Term Financial Health	Manufacturing Excellence	Deploying Excess Cash Effectively	Efficient Investment of Cash Flow	Alignment with Shareholder Outcomes

Focus on Cash Generation	Expense Control	Sustainable Business Practices	Capital Structure Optimization	Capital Expenditures	Out-Performing Industry Peers

Leverage Ratio	Pay Down Debt	People Safety	Tax Efficiency	Long-Term M&A and Investment Decisions

Product Quality

Emissions
Annual Incentive Plan Awards
Plan Summary
The CMDC approves a target annual incentive plan award, expressed as a percentage of salary, for each NEO based in part on market data for his or her position and level within the organization. 2023 target bonus percentages for each NEO, in their current roles, are shown below. For 2023, the actual annual incentive plan payouts could range from 0% – 200% of the target award based on our achievement of financial and stewardship performance targets and the achievement by the NEO of individual personal objectives established at the beginning of the year. See "2023 Business Performance Summary” below for the performance measures established for 2023 and the results against them.

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Individual performance modifier for NEOs other than the CEO. The CMDC believes that individual performance modifiers are valuable compensation components that can reward qualitative performance and value creation within each NEO’s area of responsibility or, alternatively, reduce payouts for individual performance that does not meet performance expectations. Our CEO recommends to the CMDC an individual performance modifier for each other NEO after the end of the fiscal year based on her assessment of each such NEO’s performance against his or her individual objectives.
The individual performance modifier did not apply to the annual incentive plan award granted to our CEO for 2023. The CMDC believes that the CEO holds ultimate accountability for the performance of the organization as a whole, and therefore her annual incentive plan payout is based solely on the Company’s performance against the quantitative performance objectives set forth by the CMDC, which are described in detail below under "2023 Business Performance Summary.”
Payout Formula. The formula for determining annual bonus payouts is as follows:

TARGET BONUS				BUSINESS RESULTS		INDIVIDUAL RESULTS		ANNUAL BONUS

Eligible Earnings	X	Target Bonus %	X	Business Performance Modifier [0-200%]	X	Individual Performance Modifier [0-150%]	=	Annual Performance Bonus Award [0-200%]
						(Does not apply to CEO)		(capped at 200% aggregate payout)

Eligible earnings is defined as the actual amount of base pay that is earned for the year, including the effect of any base salary adjustments made part-way through the year. The annual incentive plan award is paid in February or March of the year following the end of the performance period.
Target Annual Award Amounts. The 2023 target annual incentive plan award for each of the NEOs is set forth in the following table. In February 2023, the CMDC determined to increase the target annual incentive plan bonus amount by 5% of eligible earnings for each of Ms. Ryerkerk, Mr. Kelly and Ms. Puckett to more closely align with competitive benchmarking for these roles and for Mr. Murray upon his promotion to SVP, Acetyls. In November 2023, the CMDC increased the target annual incentive plan bonus amount for Mr. Richardson by 10% upon his promotion to Chief Operating Officer and for Mr. Kyrish and Ms. Duffie upon their promotions to their respective current roles. For each of these individuals, the overall structure of annual incentive plan compensation (including metrics) was substantially identical prior to their most recent promotion other than the percentage of eligible earnings representing their target annual incentive plan amount.

Named Executive Officer	Target Annual Incentive Plan Bonus (% of Eligible Earnings)(1)
Lori J. Ryerkerk	140%
Scott A. Richardson	100%
Chuck B. Kyrish	75%
Thomas F. Kelly	80%
Mark C. Murray	75%
Ashley B. Duffie	65%
Anne L. Puckett	80%
(1) Where an individual’s target annual incentive plan bonus is increased during the year in connection with a promotion (as was the case for Messrs. Richardson, Kyrish and Murray and Ms. Duffie in 2023), the aggregate year-end bonus is calculated in a pro-rated manner based on the time of year when the promotion and increase takes place.

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2023 Company Performance Goals and Objectives
The 2023 annual incentive plan metrics were set in February 2023 as Operating EBITDA, free cash flow, and stewardship goals relating to occupational and process safety, the environment and product quality. Within each of these performance metrics, there are three incremental performance levels: threshold, target and superior. These goals require a high level of performance during the one-year performance period to be achieved. Threshold and superior levels are designed to provide a smaller award, or potentially no award, for lower levels of performance (threshold) as well as to reward exceptional levels of performance with higher payouts (superior).
The 2023 annual incentive plan reflected refinements following the closing of the M&M Acquisition as described in the table below.

Refinement to Annual Incentive Plan Structure for 2023	Rationale
Use of Operating EBITDA(1) as the primary financial metric (in lieu of Adjusted EBIT as in recent years)(1)	ü
More closely ties our team’s efforts and results to value creation for investors, as Operating EBITDA(1) multiples are key to how investors assess value in our industry (including how we assess valuation of acquisition targets).

	ü	Operating EBITDA(1) is critical to our leverage ratio, and this metric serves to focus our teams on deleveraging and achieving our long-term leverage targets.
	ü	Removes the effect of significant transaction amortization expenses from recent acquisitions (including most significantly the M&M Acquisition), which going forward are outside the control of our management team.
Use of free cash flow(1) as the primary cash metric (in lieu of working capital as a percentage of sales as in recent years)	ü
As compared to the working capital metric in previous years, tying plan results to free cash flow(1) increases the number of employees across our business, manufacturing and functional teams that can take controllable actions to impact results.

	ü	Free cash flow(1) is a key metric for our deleveraging and a key valuation measure used more broadly by our shareholders.
200% cap on annual incentive plan payouts (versus 300% in prior years)	ü	Aligns to compensation peer group benchmarking
(1) Adjusted EBIT, Operating EBITDA and Free Cash Flow are non-U.S. GAAP financial measures. See “Exhibit A” for information concerning these measures including a definition and reconciliation to the most comparable U.S. GAAP financial measure.

When the CMDC set the performance goals for the 2023 annual incentive plan in February 2023, they considered our performance in 2022, our 2023 annual operating plan, our strategic plan to drive long-term earnings growth over time in various economic scenarios, and our objectives for the M&M Acquisition as communicated to shareholders. The CMDC set the threshold, target (or target range) and superior levels for Operating EBITDA and free cash flow to be in line with our internal, confidential business plan as of February 2023, taking into account potential business scenarios and risks as well as known business headwinds and tailwinds. The CMDC decided to set a range for the achievement of target results for Operating EBITDA and free cash flow due to (i) economic volatility, (ii) uncertainty regarding the pace of recovery of the M&M Business in 2023 following the November 2022 closing and (iii) the general difficulty of forecasting results with precision given the complexities of the industry in which we operate.
Operating EBITDA Metric. The entire target range for the Operating EBITDA metric, detailed below under “2023 Business Performance Summary,” was set above actual achievement for 2022 to reflect earnings growth as a strategic priority. The target range reflected significant earnings growth expectations in the Engineered Materials business, partially offset by an expected reduction in earnings in the Acetyl Chain, due primarily to anticipated pricing moderation, and increased corporate expenses following the addition of several thousand employees through the M&M Acquisition.

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2023 AIP Goal Setting: Key Initiatives and Factors Forecasted to Drive 2023 Performance
Acetyl Chain		Engineered Materials
s	Anticipated declines in pricing more than offsetting volume growth due to increased industry production capacity	s	Grow earnings in the M&M Business through multiple commercial initiatives
s	Achieve efficiencies and improve margins through integration of acetate tow and flake products into the Acetyl Chain business	s	Drive acquisition synergies and margin improvement throughout the Engineered Materials business
Free Cash Flow Metric. The range of free cash flow required to achieve the target level of performance was set in line with our internal annual operating plan including the key initiatives described above and expected EBITDA growth offset by increased cash interest expense associated with the debt incurred to finance the M&M Acquisition. The year-over-year increase in cash interest expense is the primary reason why the target range for free cash flow performance in 2023 was set below actual 2022 performance.
Stewardship Metrics. As part of our continued commitment to our employees and communities and the sustainability of our operations, we have included stewardship metrics in our annual incentive programs for the last 16 years. The CMDC sets the stewardship targets in consultation with the EHSQPP Committee. To demonstrate Celanese’s commitment to continuous improvement the target and superior levels are generally set to reflect improvement over recent years’ performance and in line with long-term improvement and integration objectives reviewed by the EHSQPP Committee. We believe our results on these metrics demonstrate top-tier stewardship performance within our industry. Beginning in 2023, our performance under the occupational safety metric is measured using an industry-standard rate-based reporting method (TRIR) rather than the number of reportable incidents as in prior years. In addition to aligning to our compensation peer group, this change is intended to facilitate comparison of year-over-year results as the company grows (for example, the size of our workforce, and thus the number of hours worked, grew significantly as a result of the M&M Acquisition) and aligns with metrics used by many other companies in our industry. This change did not impact payout levels.
2023 Business Performance Summary
The threshold, target (or target range) and superior annual incentive plan performance levels approved by the CMDC in February 2023, the actual performance achieved, and the corresponding payout percentages are set forth in the table below.

Metric	Weighting	Threshold	Target	Superior	Actual	Achievement	Weighted Payout
Financial Performance Metrics:
Operating EBITDA(1) ($ million)	60%	$2,408	$2,870- 3,150	$3,460	$2,444	54%	32.4%
Free Cash Flow(2)	20%	$840	$1,000- 1,100	$1,207	$1,320	200%	40.0%
Stewardship Metrics:
Occupational Safety(3)	5%	0.26	0.22	0.2	0.11	200%	10.0%
Process Safety(4)	5%	15	12	10	10	200%	10.0%
Environment(5)	5%	19	14	12	5	200%	10.0%
Quality(6)	5%	13	9-10	8	7	200%	10.0%
Aggregate Business Performance Modifier(7)							112.4%
(1)Operating EBITDA is defined as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, refinancing expense, taxes and depreciation and amortization and further adjusted for Certain Items. See “Exhibit A”.
(2)Free cash flow is defined as net cash provided by (used in) operations, less capital expenditures on property, plant and equipment, and adjusted for contributions from or distributions to our noncontrolling interest joint ventures..

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(3)For purposes of assessing occupational safety, the Company uses total recordable incident rate (TRIR) under Occupational Safety and Health Administration reporting methods, calculated as the number of incidents per 200,000 work hours of both employees and contractors.
(4)Process safety includes the actual number of incidents of an unplanned or uncontrolled release of primary containment in a process that results in an injury, fire, explosion, community impact or exceeds a threshold quantity.
(5)Environmental stewardship includes the actual number of significant and major chemical releases into the environment (defined in accordance with industry standards) that result in a shelter-in-place, evacuation or off-site impact or that require non-routine regulatory reporting.
(6)Quality stewardship includes the actual number of product quality incidents measuring ‘high-severity’ using our internal quality notification definitions.
(7)Actual annual incentive plan payouts are further impacted by the individual performance modifiers assigned to each NEO (other than the CEO).

2023 Individual Performance Assessments
Purpose and Process
Process for CEO. At the beginning of each fiscal year, the CEO and the CMDC jointly set the annual, individual performance objectives for the CEO after considering input from all independent members of the Board. Performance against objectives is reviewed throughout the year on a periodic basis.
At the end of the fiscal year, the CEO submits to the CMDC and the full Board a performance self-assessment outlining the CEO’s self-assessment of her achievement of company and individual objectives and contributions to our financial performance.
Process for other NEOs. At the beginning of each fiscal year, the CEO develops the individual performance objectives for each other NEO in consultation with each such NEO, subject to review and approval by the CMDC.
At the end of the fiscal year, the CEO conducts a final review with each of her direct reports, including each NEO, and rates their individual performance as well as contributions to company performance. The CEO then submits to the CMDC a performance assessment and compensation recommendation for each of the other NEOs.
CMDC Decisions. The CMDC refers to the individual performance of the CEO and the other NEOs in determining any merit increases in base salary as well as, for NEOs other than the CEO, the individual performance modifiers for the annual incentive plan.
The CMDC, with input from the full Board and its independent compensation consultant, determines in executive session the CEO’s base salary, target bonus and long-term incentive awards for the upcoming year. The CMDC reviews and approves these amounts and the individual performance modifiers for the other NEOs, based in part on the recommendations by the CEO.
NEO Performance Assessments for 2023
Our NEOs’ 2023 individual performance objectives revolved around the following primary themes:
•executing and delivering on synergy targets from the M&M Acquisition to drive earnings and cash flow in support of our deleveraging strategy;
•driving continuous improvement in safety, quality and reliability;
•     optimizing full-company organizational design, structure, and culture to successfully integrate the M&M Business and talent into a scalable and efficient model, through leadership engagement and talent programs;
•     building a diverse leadership pipeline through purposeful development to advance successor readiness for critical roles and align talent to key business opportunities;
•     refreshing the enterprise-wide strategy following the M&M Acquisition;

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•     driving progress against technology priorities to integrate critical systems while transforming and modernizing the organization; and
•     continuing to (i) increase our portfolio of sustainable product offerings to meet current and future customer needs and (ii) elevate our sustainability strategy and reporting.
CEO. The CMDC considered the following individual and leadership achievements of our CEO as part of her 2023 performance assessment:
•Against a difficult demand backdrop, decisively directed and executed a significant number of actions to reduce costs, secure alternative volumes, align our production and inventory levels with demand, and maximize cash generation — demonstrating Celanese’s continued focus on controllable actions to position our business and drive results;
•Advanced our manufacturing capabilities and product portfolios, including an award-winning digital initiative at our Clear Lake plant, commissioning a large carbon-capture and utilization facilitate facility to support our production of low-carbon products for customers, and expanding our portfolio of more sustainable product offerings;
•Oversaw a company-wide enterprise resource planning system upgrade in multiple phases, including the early 2024 integration of the M&M Business into this system only fifteen months after the M&M Acquisition closing, all to enable value creation, synergy capture and enhanced efficiency throughout the Company;
•Led the work to generate record free cash flow and to negotiate and complete the Nutrinova joint venture, which together enabled us to exceed our deleveraging objectives for the year; and
•Through deliberate efforts to drive a culture of people and process safety, significantly improved stewardship performance year over year.
Although these achievements were relevant in assessing overall CEO compensation, as noted above, the CEO’s annual incentive award for 2023 did not include an individual performance modifier.
During the review, the CMDC took note that our overall 2023 earnings results fell short of our objectives communicated to investors at the beginning of the year, primarily due to a difficult demand environment. In light of this shortfall, and in the broader context of our company-wide expense management efforts, the CMDC determined to cap individual modifiers for NEOs at 100% for 2023, such that no NEO’s annual incentive plan payout was increased by the individual performance modifier.
Ms. Puckett’s individual performance modifier was assessed at 100% pursuant to the terms of the separation agreement entered into in connection with her departure from the Company.
Based on the above business and individual results, the CMDC awarded annual incentive awards to the CEO and remaining NEOs as set forth in the “2023 Summary Compensation Table” under the “Non-Equity Incentive Plan Compensation” column.
Long-Term Incentive Compensation
Plan Summary
The CMDC annually grants long-term incentive awards to our NEOs with overlapping performance periods to provide them with personal financial motivation to help us reach our longer-term goals. In addition to providing the officer with a long-term stake in our success, we believe these awards also serve as a significant retention tool. The Company currently makes these awards under our shareholder-approved amended and restated 2018 Global Incentive Plan (the “2018 GIP”) and granted 2023 awards in the form of performance-based restricted stock units (PRSUs) (70% of targeted award value) and time-based stock options (30% of targeted award value).
These awards are intended to focus the NEOs on future company performance, and the actual value realized by a NEO will depend on our stock price and financial performance over time as well as the NEO’s continued employment with the Company.

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The following table summarizes the principal design elements of our 2021, 2022 and 2023 PRSUs.

Feature	Performance-Based PRSU Awards
Form of award	Performance-vesting restricted stock unit
Performance period	Three years(1)
Performance measure(s)	Adjusted EPS(2) (70%) (earnings measure) and Return on Capital Employed (ROCE)(2) (30%) (return measure)
Threshold payout	50% of target
Maximum payout	200% of target
Relative TSR Payout Modifier
2022 and 2023 PRSUs: Can modify PRSU payouts by plus or minus 20% based on our stock price performance relative to companies in the Dow Jones US Chemical Index.
Years prior to 2022: PRSU payouts limited if our TSR over the performance period falls below certain levels relative to the S&P 500 index of companies.

Dividends on unvested awards	None
(1) PRSUs granted to NEOs in 2021 included an 18-month performance period for 50% of the PRSUs and three-year performance period for the remaining 50% of the PRSUs. The performance results for the three-year tranche are described below under “Payouts on Previously-Granted LTIP Awards”
(2) Adjusted EPS and ROCE are non-U.S. GAAP financial measures. ROCE is calculated as our Adjusted EBIT divided by our by capital employed, which is the beginning and end-of-year average of the sum of property, plant and equipment, net; trade working capital (calculated as trade receivables, net plus inventories less trade payables – third party and affiliates); goodwill; intangible assets, and investments in affiliates, adjusted to eliminate noncontrolling interests, and certain items as determined by the Company. See “Exhibit A” for information concerning these measures including a definition and reconciliation of Adjusted EPS the most comparable U.S. GAAP financial measure.
LTIP Awards Granted in 2023
PRSUs. PRSUs granted in February 2023 will vest on February 15, 2026, subject to adjustment (0-200% of targeted amount) based on the Company’s achievement of target levels of Adjusted EPS and Return on Capital Employed (ROCE) during a three-year performance period from January 1, 2023 through December 31, 2025. The Adjusted EPS target was set to drive meaningfully increased earnings and shareholder value, and to achieve the earnings accretion goals publicly communicated in connection with the M&M Acquisition. The ROCE target was set based on our annual operating plan including consideration of the impact of the M&M Acquisition and the 2021 Santoprene acquisition, and these targets reflect continuation of our historical industry-leading performance on this metric.
We disclose the specific performance targets for our long-term incentive plans after completion of the relevant performance period as we view the target-setting as competitively sensitive. We will disclose the performance targets for the 2023 PRSUs in the spring 2026 Proxy Statement after completion of the applicable performance period.
The 2023 PRSUs also include a TSR modifier that can modify payouts (as determined by Adjusted EPS and ROCE performance) by plus or minus 20% based on our relative stock performance compared to the companies in the Dow Jones US Chemical Index as of December 31, 2022, as follows:

Relative TSR Compared to the Dow Jones US Chemical Index	PRSU Award Payout Modifier
Less than the 25th percentile	80%
25th - 75th percentile	100% (i.e. no modification to payout)
Greater than the 75th percentile	120%
Impact of the M&M Acquisition on in-flight PRSUs granted before closing. The M&M Acquisition closed on November 1, 2022. In February 2023, the CMDC reviewed the performance targets under the PRSUs granted to NEOs in February 2021 (the “2021 LTIP”) and February 2022 (the “2022 LTIP”) and — consistent with the terms of the award agreements and the CMDC’s established approach for unplanned events such as large transactions — determined to adjust the performance goals for these PRSUs to reflect the M&M Acquisition. To promote management accountability for meeting the financial and strategic objectives of the M&M Acquisition and alignment of pay with shareholder outcomes, the CMDC (1) adjusted the Adjusted EPS targets upwards to reflect the Company’s publicly-

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stated goals for Adjusted EPS accretion in the years after closing and (2) adjusted the ROCE target downwards to reflect the post-closing business plan as well as the significant increase in Capital Employed (the denominator used in this metric) due to the acquisition. Such adjustments were designed to preserve the rigor of the originally established goals in light of the expanded scope of the Company’s business following completion of the M&M Acquisition. These adjustments did not result in any incremental accounting or compensation expense associated with these PRSUs.
Time-Based Stock Options. Time-based options granted to NEOs under the 2023 LTIP vest in three equal annual installments on February 15, 2024, 2025 and 2026. The CMDC determined to change the time-based portion of the 2023 LTIP from time-based restricted stock units (RSUs) granted in prior years to stock options for the NEOs to promote strong alignment between executive payouts and shareholder value creation following the M&M Acquisition, including rewarding the achievement of our integration, synergy capture and deleveraging objectives. Such stock options will only have value to the extent our share price appreciates above the exercise price, which was determined based on the high and low trading prices on the grant date of the award.
Payouts on Previously-Granted LTIP Awards
Fifty percent of the PRSUs granted to NEO’s as part of the 2021 LTIP were earned and paid out based on Adjusted EPS and ROCE over a performance period of January 1, 2021 through June 30, 2022, and these results were disclosed in the Company’s 2023 proxy statement. The remaining portion of the 2021 PRSUs were earned based on Adjusted EPS and ROCE over a performance period from January 1, 2021 through December 31, 2023.
The results for the three-year tranche of the 2021 LTIP are set forth in the table below (reflecting the adjustments made by the CMDC for the M&M Acquisition as described above). Adjusted EPS results for purposes of the 2021 LTIP equate to our externally-reported results.
As noted in the table below, strong performance over the 2021-2023 performance period drove Adjusted EPS and ROCE results meaningfully above superior performance levels for the 2021 LTIP. We believe that our performance over this period was driven by actions of our leadership to (i) preserve earnings and cash flow and to optimize our production network during the height of the COVID-19 pandemic in 2020 and (ii) navigate supply chain disruptions, maintain margins and flex our production network to optimize earnings during demand recovery in 2021 and 2022. Cumulative Adjusted EPS over the 2021-2023 performance period was $42.92, exceeding our previous three-year record of $41.64 achieved from 2020 through 2022.

Performance Measure	Metric Weighting	Threshold	Target	Superior	Actual	Payout
2021 LTIP (portion vested February 15, 2024)
Adjusted EPS over 3-year period(1) (2) (3)	70%	$27.65	$33.50	$38.00	$42.92	200.0%
Return on Capital Employed(1)(4)	30%	10.7%	15.2-17.2%	19.7%	22.6%	200.0%
Aggregate payout						200.0%

(1)    See “Exhibit A” for definitions and additional information.
(2)    The Adjusted EPS goals were determined through a target increase in the cumulative amount of Adjusted EPS over the three-year performance period relative to the Adjusted EPS for the most recently-completed fiscal year (2020). The cumulative measure reflects long-term compound annual growth rates determined by the CMDC in setting the cumulative goals.
(3)    The 2021 LTIP award agreements contained a feature (TSR limiter) potentially limiting the payment for the Adjusted EPS component. If the Company’s relative TSR for the 3-year performance period had been in the bottom quartile of the S&P 500 Index for the same period, then the final payout on the Adjusted EPS performance measure would have been limited to 150% of target (instead of the full 200%). The Company’s 3-year TSR for the performance period was higher than the bottom quartile of the S&P 500 index over the performance period, therefore, the TSR limiter feature did not limit the performance payout.
(4)    The Company’s average ROCE over the three-year performance period was compared to benchmarks for Threshold, Target (a range) and Superior set by the CMDC at the time the award was granted. ROCE goals are established in a manner designed to focus management on value creation through the effective deployment of capital.

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Compensation Governance
Compensation and Management Development Committee Oversight
The CMDC, which consists entirely of independent directors, is responsible for establishing compensation policies and programs that are consistent with our business strategy and aligned with our shareholders’ interests. Specifically, the CMDC is responsible for:
•reviewing and approving the corporate goals and objectives relevant to the compensation of the CEO and our other NEOs;
•evaluating the performance and compensation of the CEO and our other NEOs in light of their established goals and objectives;
•reviewing and approving both target and actual pay levels of the CEO and our other NEOs; and
•reviewing and approving incentive and equity-based compensation plans, including our annual incentive plan and our long-term incentive plans, and all grants of awards under such plans to our NEOs.
Role of the CMDC’s Independent Compensation Consultant
Pursuant to its charter, the CMDC has authority to retain and terminate any compensation consultant.
During 2023, the CMDC retained Willis Towers Watson PLC (“WTW”) as its independent compensation consultant to advise it in connection with executive compensation matters. Representatives of WTW regularly attend CMDC meetings as requested by its chair, and report directly and exclusively to the CMDC on matters relating to compensation for the NEOs. In 2023, WTW provided the following services to the CMDC:
•reviewed and provided guidance on compensation plan design;
•reviewed the composition of our compensation peer group;
•conducted an analysis of our compensation for the CEO and the other NEOs, and assessed how target and actual compensation aligned with our philosophy and objectives as well as executive compensation paid by our compensation peer group; and
•provided market data, historical compensation information, internal equity comparisons, share usage and dilution data, competitive practice information, and recommendations regarding compensation trends, compensation strategy and our proxy statement.
In addition, WTW analyzed and benchmarked non-employee director compensation at the request of the NCG Committee, the independent committee responsible for non-employee director compensation.
In addition to the executive compensation services provided to the CMDC, and the director compensation services provided to the NCG Committee, specialized teams at WTW and affiliates provided certain services to the Company in 2023 at the request of management consisting of (i) pension valuation and other services for broad-based defined benefit plans that we sponsor; (ii) total rewards consulting services, including advice in connection with union negotiations, annuity purchases and analysis for M&A activity; (iii) non-customized executive and non-executive compensation survey data; and (iv) insurance procurement services for directors’ and officers’ and other specialized insurance coverages. In fiscal 2023, the Company paid approximately $150,000 to WTW for its executive and director compensation services to the CMDC and the NCG Committee and approximately $4,339,000 to WTW for its other services to the Company.
The CMDC believes that, given the nature and scope of these services, the provision of these additional services did not raise any conflict of interest pursuant to applicable SEC and NYSE rules and did not impair WTW’s ability to provide independent advice to the CMDC concerning executive compensation matters and concluded that no conflicts of interest existed.

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Role of Management
The CMDC regularly meets with the CEO and the Senior Vice President and Chief Human Resources Officer (CHRO) to receive reports and recommendations regarding the compensation of our NEOs other than the CEO. The CEO submits recommendations, as appropriate, to the CMDC on the base salary, target annual incentive plan award levels, and target levels of long-term incentive plan compensation to be offered to each NEO (other than herself). Recommendations are developed in consultation with the CHRO (other than for herself), are reviewed by the CMDC’s independent compensation consultant, and are accompanied by peer company and general market data prepared by such consultant. In addition, the CEO makes recommendations to the CMDC on the individual performance modifiers applied to the other NEOs’ payouts under the annual incentive plan awards as described above. Although the CMDC considers the CEO’s recommendations and discusses the CEO’s performance with the other independent Board members, the final decisions regarding base salary, annual incentive plan and long-term incentive plan opportunities and individual performance modifiers are made by the CMDC. The CEO does not make any recommendations to the CMDC regarding her own compensation.
Additional Information Regarding Executive Compensation
Other Compensation Elements
Consistent with providing a competitive total pay program to attract and retain highly qualified personnel, our NEOs receive or have access to the following benefits. We believe all of these plans have proven useful and, in many cases, necessary for recruiting and retention purposes.
Executive Benefits and Perquisites
Our NEOs receive health and welfare benefits, such as group medical, life and long-term disability insurance coverage, under plans generally available to all other salaried employees in the country where they are based. Consistent with our pay-for-performance philosophy, we provide our NEOs with limited perquisites and executive fringe benefits. We provide limited reimbursement (up to $10,000 annually with no tax gross-up) for financial planning services. For NEOs who we ask to serve on assignments outside of their home country, we provide benefits under our expatriate assignment program to help offset the additional costs of the assignment, including relocation expenses, travel, housing, car and educational allowances, cost of living differentials, tax preparation expenses, and certain related tax equalization and tax gross-up payments. For NEOs who we ask to relocate upon joining or being promoted within the company, we provide benefits under our relocation program to help offset the additional costs of the relocation, including the shipment of household goods, travel, temporary housing, and other allowances, home sale assistance, and certain related tax gross-up payments. While Company-chartered aircraft are generally used for Company business only, we maintain an Aircraft Use Policy that authorizes personal use in certain circumstances, the incremental costs of which we report as compensation to NEOs in accordance with SEC rules.
The benefits described above are also described in the notes to the “2023 Summary Compensation Table”, to the extent applicable in 2023. The CMDC reviews these arrangements regularly to assure they continue to fulfill business needs.
Retirement
Our NEOs participate in our various employee benefit plans designed to provide retirement income. Our qualified and non-qualified pension plans provide a retirement income base for eligible and participating employees, and our qualified and non-qualified 401(k) and supplemental savings and retirement plans permit additional retirement savings. To encourage retirement savings under the qualified and nonqualified 401(k) plans, we provide an employer matching contribution. We limit eligible compensation for employer contributions under the qualified and non-qualified 401(k) plans to annual base salary for our NEOs. As a result, the CMDC’s decisions to grant incentive awards (whether cash or equity) do not create any additional retirement benefits under these plans for our NEOs. Our U.S.

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defined benefit pension plan, the Celanese Americas Retirement Pension Plan, was frozen as of the end of 2013. Messrs. Richardson, Kyrish and Kelly and Ms. Duffie, who were employed by us before the freeze date, participate in the plan. For more information about these plans and NEO participation in them, see “2023 Summary Compensation Table”, “2023 Pension Benefits Table” and “2023 Nonqualified Deferred Compensation Table”.
Severance Plan
In order to offer a competitive benefit that allows for consistent administration without negotiations of special payments, we have an Executive Severance Benefits Plan (“Severance Plan”) for our NEOs. The Severance Plan provides cash payments upon involuntary termination without cause (as defined in the Severance Plan), but is not available in the event of a change in control to individuals that have a change in control agreement as described below. See “Potential Payments Upon Termination or Change In Control” for additional information.
Change in Control Agreements
We have change in control agreements with each of our NEOs to ensure that management will objectively consider potential transactions that may benefit shareholders without regard to any potential impact on their continued employment. The change in control agreements provide for a cash payment to be made following a termination of employment by the Company without cause or by the NEO with good reason (as defined in the agreements) within two years following a change in control. See “Potential Payments Upon Termination or Change In Control” for additional information.
In approving the form of change in control agreement, the CMDC considered the prevalence and terms of such agreements at the companies in our compensation peer group based on data collected for the Company by the CMDC’s independent compensation consultant at the time. The CMDC also determined that the uniform non-compete and non-solicit clauses contained in such agreements provide a significant benefit to the Company. None of the change in control agreements in effect with our NEOs contains a tax gross-up.
No Employment Agreements
We do not have any employment agreements with any of our NEOs. All of our currently employed NEOs are “at will” employees. For a description of our recent separation agreement with Ms. Puckett, please refer to “Potential Payments Upon Termination or Change In Control — Post-Termination Table — Ms. Puckett's Separation Agreement.”
Executive Stock Ownership Requirements
The CMDC has adopted stock ownership guidelines for our NEOs, as shown in the table below. The types of securities that count toward required share ownership include only (i) shares of Common Stock owned outright, whether individually or through beneficial ownership in a trust or partnership, (ii) shares of Common Stock or share equivalents held in a Company-sponsored deferred compensation or retirement plan, and (iii) 60% of unvested time-based RSUs that will vest within one year of the measurement date. Unvested PRSUs and unexercised stock options do not count toward required share ownership. Each NEO has five years from the date of hire or promotion to achieve the required ownership level. Failure to meet stock ownership requirements, or failure to make a meaningful effort to do so, may result in the NEO not receiving future base salary increases or long-term incentive awards, and may also make the NEO ineligible for promotion.
The following table sets forth the ownership requirement (expressed as a multiple of base salary) for each of our NEOs. As of December 31, 2023, with reference to base salary as of the end of 2023, and — whether using a reference stock price of $117.71, the weighted average of 2023 share trading prices, or $155.37, the closing stock price on the last trading day of the year December 29, 2023, all NEOs were in compliance with our current ownership guidelines or were on track for compliance by the applicable deadline based on their respective hire or promotion dates.

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Named Executive Officer	Minimum Required Ownership	Compliance Status (1)
Lori J. Ryerkerk	6 times base salary	In compliance
Scott A. Richardson	4 times base salary	In compliance
Chuck B. Kyrish	4 times base salary	On track
Tom F. Kelly	4 times base salary	In compliance
Mark C. Murray	4 times base salary	On track
Ashley B. Duffie	4 times base salary	On track
Anne L. Puckett	4 times base salary	(2)
(1) Calculated using $117.71, the weighted average share trading price in 2023, and base salary as of the end of 2023.
(2) As previously announced, Ms. Puckett departed the company on February 19, 2024. She was in compliance as of December 31, 2023.
Executive Compensation Clawback Policies
In order to further align management’s interests with the interests of shareholders and support good governance practices, the CMDC maintains robust clawback policies (also known as recoupment policies) applicable to bonuses paid out under our annual incentive plan and to all long-term incentive plan awards.
Our clawback policy with respect to financial restatements requires recoupment or cancellation of incentive-based compensation (defined consistently with SEC Rule 10D-1 and associated NYSE listing requirements) from SEC Section 16 officers, and allows recoupment or cancellation of such compensation from other incentive plan participants, in each case in the event of a financial restatement, including for specified periods following termination of employment with us, all in accordance with SEC Rule 10D-1 and associated NYSE listing requirements.
Our separate clawback policy with respect to detrimental conduct or the violation of restrictive covenants allows recoupment or cancellation of an award (including both time-based and performance-based equity awards) in the case of (i) an act or omission constituting a violation of the Company’s business conduct policy or other policy causing material financial harm to the Company, (ii) fraud or ethical misconduct contributing to the need for a financial restatement, (iii) an act for which the employee or the Company could be held civilly or criminally liable, or (iv) violations of restrictive covenants relating to (a) disclosing confidential or proprietary information, (b) competing with us, (c) soliciting or hiring employees or certain former employees, and (d) soliciting any consultants of ours to cease working with us, in each case, for a specified period following the termination of the award recipient’s employment with us for any reason.
In addition, pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, if we are required to restate our financial statements due to material noncompliance with any financial reporting requirements as a result of misconduct, the CEO and Chief Financial Officer will be required to reimburse us for any bonus or other incentive-based or equity-based compensation received during the 12 months following the first public issuance of the non-complying document, and any profits realized from the sale of securities of the Company during those 12 months.

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Executive Compensation
Compensation Risk Assessment
It is our policy to regularly monitor our compensation policies and practices to determine whether our risk management objectives are being met and to adjust those policies and practices to address any incentives that have the potential to encourage risks that are reasonably likely to have a material adverse effect on us and any changes in our risk profile. With respect to the compensation of our executives, the CMDC, with the input of its independent compensation consultant and management, takes into consideration whether any such programs may incentivize excessive risk taking. As part of these considerations and consistent with its compensation philosophy, our compensation program, particularly our annual and long-term incentive plans, are designed to provide incentives for the executives to achieve our objectives without encouraging excessive risk-taking because:
•our incentive programs utilize a mix of short-term and long-term performance measures, which provide executives with short-term incentive to improve our results while also providing a significant incentive to maintain those results for the long-term;
•a significant portion of our NEOs’ incentive compensation consists of long-term incentive or other equity-based compensation, which, when coupled with our stock ownership guidelines, encourages long-term equity ownership of our Common Stock by the executives, aligning their interests with those of our shareholders;
•the financial metrics utilized under each of the programs are designed to reflect measures of shareholder value over various time horizons that the CMDC believes will create long-term shareholder value;
•various non-financial metrics related to achievement of environmental, health, safety and quality goals, as well as the achievement of individual objectives for all NEOs other than the CEO are used as part of the process of determining compensation;
•in determining the exact mix of compensation from year to year, the CMDC intends to grant awards that provide an appropriate level of “market risk” that do not encourage excessive risk taking;
•compensation payment opportunities that may be excessive are avoided due to the limits placed on the amount of incentive payments that may be earned as well as the selection of performance goals that are expected to be challenging to achieve at superior levels; and
•we have recovery policies (“clawbacks”) applicable to long- and short-term incentive compensation that permit (or in some cases require) the Company to cancel awards and recoup certain gains in the event of financial restatements or certain conduct detrimental to the Company.
With respect to the compensation of employees other than the NEOs, the CMDC has reviewed our compensation policies and practices to determine whether those policies and practices encourage excessive or inappropriate risk. Our compensation programs for employees other than the NEOs are designed to incentivize employees to demonstrate the willingness to make decisions that benefit the Company as a whole, while accepting personal accountability and avoiding unnecessary risk.

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Compensation and Management Development Committee Report
The Compensation and Management Development Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management and the Committee’s independent compensation consultant and, based on its review and discussions, the Compensation and Management Development Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and this Proxy Statement. This report was submitted by the CMDC,

Edward G. Galante, Chair
William M. Brown
Kathryn M. Hill
Dr. Jay V. Ihlenfeld
Michael Koenig
This Compensation and Management Development Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the compensation and management development committee report by reference therein.

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Executive Compensation
Compensation Tables
2023 Summary Compensation Table
The following table summarizes all compensation for the fiscal years ended December 31, 2023, 2022 and 2021 awarded to, earned by, or paid to each of the NEOs:

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)		Option Awards ($)(2)		Non- Equity Incentive Plan Compen- sation ($)(3)	Change in Pension Value and Non-Qualified Deferred Compen- sation Earnings ($)(4)	All Other Compen- sation ($)(5)	Total ($)
(a)	(b)	(c)	(d)	(e)		(f)		(g)	(h)	(i)	(j)
Lori J. Ryerkerk Chair, Chief Executive Officer and President	2023	1,294,178	—	6,649,930	(6)	2,849,970	(7)	2,036,518	—	142,366	12,972,962
	2022	1,260,577	—	7,999,809		—		1,594,566	—	112,831	10,967,783
	2021	1,180,000	—	8,649,886		—		2,641,548	—	99,558	12,570,992

Scott A. Richardson Executive Vice President and Chief Operating Officer	2023	714,534	—	1,889,911	(6)	809,992	(7)	749,326	5,000	88,608	4,257,371
	2022	678,300	—	1,999,756		—		686,412	—	87,938	3,452,406
	2021	646,000	—	2,899,928		—		1,323,770	5,000	88,206	4,962,904

Chuck B. Kyrish Senior Vice President and Chief Financial Officer	2023	413,000	—	227,429	(6)	97,481	(7)	270,636	5,000	45,439	1,058,985

Thomas F. Kelly Senior Vice President, Engineered Materials	2023	673,219	—	1,189,888	(6)	509,985	(7)	605,358	1,000	84,081	3,063,531
	2022	581,135	200,000	1,299,763		—		551,331	1,000	63,925	2,697,154
	2021	557,000	200,000	1,869,984		—		872,830	—	63,516	3,563,330

Mark C. Murray Senior Vice President, Acetyls	2023	509,247	—	682,403	(6)	292,480	(7)	429,295	—	56,058	1,969,483

Ashley B. Duffie Senior Vice President and General Counsel	2023	455,153	—	349,953	(6)	149,985	(7)	298,258	4,000	60,127	1,317,476

Anne L. Puckett Former Senior Vice President, General Counsel and Corporate Secretary	2023	600,000	—	979,963	(6)	419,994	(7)	539,520	—	66,000	2,605,477
	2022	587,615	66,667	1,199,853		—		557,477	—	64,638	2,476,250
	2021	536,000	66,667	1,869,984		—		796,081	—	61,182	3,329,914

(1)Effective November 8, 2023, Mr. Richardson was appointed Executive Vice President and Chief Operating Officer, Mr. Kyrish was appointed Senior Vice President and Chief Financial Officer, and Ms. Duffie was appointed Senior Vice President and General Counsel. As previously announced, Ms. Puckett departed from the Company in February 2024, following service in a transition role. Information is not provided for years prior to 2023 for Mr. Murray, Mr. Kyrish and Ms. Duffie, because such individuals were not named executive officers prior to such year.
(2)Represents the grant date fair value of long-term incentive (equity) awards granted in the year indicated under our 2018 GIP computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC

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Topic 718”). The method and assumptions used to calculate such value are set forth in notes 6 and 7 below and additional information is set forth in the “2023 Grants of Plan-Based Awards Table” on a grant-by-grant basis.
(3)For 2023, represents Annual Incentive Plan award cash payouts with respect to 2023 performance. Further information about the Annual Incentive Plan is set forth in “Compensation Discussion and Analysis — Compensation Decisions — Annual Incentive Plan Awards" and the “2023 Grants of Plan-Based Awards Table”.
(4)Consists entirely of the respective aggregate change in the actuarial present value of each individual’s pension benefits based on a discount rate of 5.12% for 2023. The values shown assume retirement from the Celanese Americas Retirement Pension Plan (“CARPP”) and the Celanese Americas Supplemental Retirement Savings Plan (“CASRSP”) (as applicable) for Messrs. Richardson, Kyrish and Kelly and Ms. Duffie at age 65 with a life only benefit under the CARPP and the CASRSP, as applicable. See “2023 Pension Benefits Table” and accompanying text.
(5)The amounts reported in this column with respect to fiscal 2023 consist of the following:
(a) Aggregate Company contributions, including matching and retirement contributions made for 2023, under the Company’s tax-qualified and non-qualified defined-contribution retirement plans, including the Celanese Americas Retirement Savings Plan (“CARSP”), a tax-qualified, defined contribution (401(k)) plan, and the CASRSP, an unfunded, non-qualified defined contribution plan: Ms. Ryerkerk, $142,366, Mr. Richardson, $78,608, Mr. Kyrish $45,439, Mr. Kelly $74,081, Mr. Murray $56,058, Ms. Duffie $48,874, and Ms. Puckett, $66,000.
The CARSP is available to substantially all of our U.S. employees, including all the NEOs based in the U.S. The plan is subject to the provisions of ERISA. Each eligible participant is entitled to a 6% match of his or her pre-tax and after-tax contributions to the CARSP and an allocation of 5% of his or her salary up to the Code Section 401(a)(17) limit ($330,000 in 2023) in lieu of the former pension plan contribution under the Celanese Americas Retirement Pension Plan (“Retirement Contributions”). The amount contributed to the plan by or on behalf of a participant is limited by Code Section 415 and is credited with earnings based on the earnings rate of an investment fund maintained for investments under the CARSP chosen by the participant.
Each of the NEOs is entitled to an allocation under the CASRSP equal to (a) Retirement Contributions limited by Code Section 415 and not contributed to the CARSP, and (b) 6% of his or her salary in excess of the compensation limits under the CARSP (“Excess Earnings Contributions”). The amount contributed to the plan on behalf of a participant is credited with earnings based on the earnings rate of an investment fund maintained for investments under the CARSP which is currently the 1-3 year Government/Credit Bond Index Fund. Additional information about the CASRSP is set forth in the “2023 Nonqualified Deferred Compensation Table” and accompanying text.
(b) The Company provides reimbursement of up to $10,000 annually (with no tax gross-up) for personal financial planning and wealth management services to the NEOs. The Company also provided certain tax and financial advisory services benefits in 2023 to Ms. Duffie related to a prior expatriate assignment in China.
From time to time, our NEOs travel for business purposes on Company-provided aircraft for security and safety reasons and to maximize the efficiency of their travel and availability for Company business.
Perquisites and personal benefits were excluded for all of the NEOs to the extent that the total value of all perquisites and personal benefits for an NEO was less than $10,000. In addition, the table does not include any amounts for personal benefits provided to any of the NEOs for which we believe there is no aggregate incremental cost to us.
No tax gross-ups were paid to any NEO during 2023.

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(6)The stock awards for 2023 consisted of annual equity awards of PRSUs under the 2023 long-term incentive plan (LTIP).
The per-unit fair value of the 2023 PRSUs was calculated to be $116.69, as determined using a Monte Carlo simulation model with reference to the date of grant, discounted for lack of dividend participation and for implications of the potential application of the TSR modifier feature, and adjusted for a performance premium. Payout of such PRSUs can range from a minimum of 0% to a maximum of 200% of target. The target and maximum potential values of the award of PRSUs for the NEOs granted in 2023 using the fair value discussed above, assuming performance at the target and maximum levels of performance conditions, is set forth below. Actual performance, and the stock price at the eventual payout dates, is uncertain.

	2023 Annual PRSU Awards
Name	Target Number of PRSUs	Value at Target Performance	Maximum Number of PRSUs	Value at Highest Performance
Lori J. Ryerkerk	56,988	$6,649,930	113,976	$13,299,860
Scott A. Richardson	16,196	$1,889,911	32,392	$3,779,822
Chuck B. Kyrish	1,949	$227,429	3,898	$454,858
Thomas F. Kelly	10,197	$1,189,888	20,394	$2,379,776
Mark C. Murray	5,848	$682,403	11,696	$1,364,806
Ashley B. Duffie	2,999	$349,953	5,998	$699,906
Anne L. Puckett	8,398	$979,963	16,796	$1,959,926

(7)The fair value of the stock options granted to our NEOs under the 2023 LTIP as part of the annual award was calculated to be $36.36 per stock option. The fair value of each stock option granted is estimated on the grant date using the Black-Scholes option pricing method. Stock option awards are granted with an exercise price equal to the average of the high and low price of the Company's Common Stock on the grant date. The expense related to the Company's stock option awards is recognized over the vesting period of the respective grant on a straight-line basis. Stock options issued under the 2023 LTIP have a contractual term of ten years and vest in three annual installments. The Company recognizes forfeitures as they occur. The assumptions used in the Company’s Black-Scholes option pricing model for stock options include expected volatility, expected life, risk-free interest rate, and expected dividends. The computation of the expected volatility assumption used in the Black-Scholes calculation for new grants is based on the historical volatility of the price of the Company’s Common Stock for periods commensurate with the expected life. When establishing the expected life assumptions, as the Company does not have sufficient historical exercise or post-vest cancellation activity, the expected life of stock options is determined using the “simplified” method, as prescribed in the SEC’s Staff Accounting Bulletin No. 107, whereby the expected life equals the arithmetic average of the vesting term and the original contractual term of the stock option. The risk-free interest rate is determined by converting the semi-annual zero-coupon U.S. Treasury rates as of the grant date to continuously compounded rates. The continuously compounded risk-free rate is then selected that is commensurate with the expected life. The dividend yield is based on the quotient of the Company’s latest quarterly dividend annualized and the grant price of the Company’s Common Stock.

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2023 Grants of Plan-Based Awards Table
The following table summarizes incentive awards and other plan-based awards granted to each of the NEOs during the fiscal year ended December 31, 2023:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Option Awards		Grant Date Fair Value of Stock and Option Awards ($)
								Number of Securities Under- lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date	Thres- hold ($)	Target ($)	Maxi- mum ($)	Thres-hold (#)	Target (#)	Maxi- mum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(j)		(l)
Lori J. Ryerkerk
AIP(1)	N/A	905,925	1,811,849	3,623,698	—	—	—	—	—	—
PRSUs(2)	2/28/23	—	—	—	28,494	56,988	113,976	—	—	6,649,930
Stock Options(2)	2/28/23	—	—	—	—	—	—	78,382	116.93	2,849,970
Scott A. Richardson
AIP(1)	N/A	333,330	666,660	1,999,980	—	—	—	—	—	—
PRSUs(2)	2/28/23	—	—	—	8,098	16,196	32,392	—	—	1,889,911
Stock Options(2)	2/28/23	—	—	—	—	—	—	22,277	116.93	809,992
Chuck B. Kyrish
AIP(1)	N/A	120,390	240,779	722,337	—	—	—	—	—	—
PRSUs(2)	44985	—	—	—	975	1,949	3,898	—	—	227,429
Stock Options(2)	44985	—	—	—	—	—	—	2,681	116.93	97,481
Thomas F. Kelly
AIP(1)	N/A	269,288	538,575	1,615,725	—	—	—	—	—	—
PRSUs(2)	2/28/23	—	—	—	5,099	10,197	20,394	—	—	1,189,888
Stock Options(2)	2/28/23	—	—	—	—	—	—	14,026	116.93	509,985
Mark C. Murray
AIP(1)	N/A	190,968	381,935	1,145,805	—	—	—	—	—	—
PRSUs(2)	2/28/23	—	—	—	2,924	5,848	11,696	—	—	682,403
Stock Options(2)	2/28/23	—	—	—	—	—	—	8,044	116.93	292,480
Ashley B. Duffie
AIP(1)	N/A	132,677	265,354	796,062	—	—	—	—	—	—
PRSUs(2)	2/28/23	—	—	—	—	2,999	5,998	—	—	349,953
Stock Options(2)	2/28/23	—	—	—	—	—	—	4,125	116.93	149,985

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Anne L. Puckett
AIP(1)	N/A	240,000	480,000	1,440,000	—	—	—	—	—	—
PRSUs(2)	2/28/23	—	—	—	4,199	8,398	16,796	—	—	979,963
Stock Options(2)	2/28/23	—	—	—	—	—	—	11,551	116.93	419,994
(1)2023 Annual Incentive Plan. For purposes of this table, (i) the “threshold” bonus amount is calculated based on all performance measures being achieved at the plan threshold levels (50% of target bonus); (ii) the “target” bonus amount is calculated based on all performance measures being achieved at the plan target levels (100% of target bonus); (iii) the “maximum” bonus amount is calculated based on all performance measures being achieved at the plan superior levels (200% of target bonus); and (iv) the individual performance modifier (0-150%) for each NEO (other than our CEO) being equal to 100% in the “threshold” and “target” scenarios and 150% in the “maximum” scenarios, in each case with respect to the executive’s eligible earnings for 2023 as set forth in the “Salary” column in the “2023 Summary Compensation Table”. Annual Incentive Plan awards are capped at 200% of target for NEOs. See “Compensation Discussion and Analysis — Compensation Decisions — Annual Incentive Plan Awards” for additional information.
(2)2023 LTIP. The 2023 LTIP was comprised of 70% PRSUs and 30% time-based stock options. The PRSUs were awarded under the 2018 GIP and vest, if at all, in full on February 15, 2026, subject to the Company’s achievement of target levels of Adjusted EPS and Return on Capital Employed during fiscal years 2023-2025. See “Compensation Decisions — Long-Term Incentive Compensation” and “Exhibit A” for more information about these awards and performance measures. The time-based stock options were awarded under the 2018 GIP and vested 33% on February 15, 2024 and will vest 33% on February 15, 2025 and 34% on February 15, 2026.

Outstanding Equity Awards at Fiscal 2023 Year-End Table
The following table summarizes outstanding equity awards held by each of the NEOs as of December 31, 2023, including the vesting dates for the portions of these awards that have not yet vested:

		Option Awards(1)					Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexer- cised Options (#) Exercisable	Number of Securities Underlying Unexer- cised Options (#) Unexer-cisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested (2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (2) ($)
(a)		(b)	(c)		(e)	(f)	(g)		(h)	(i)		(j)
Lori J. Ryerkerk
	2/10/21	—	—		—	—	3,556	(4)	552,496	61,828	(5)	9,606,216
	2/9/22	—	—		—	—	10,381	(6)	1,612,896	35,191	(7)	5,467,626
	2/28/23	—	—		—	—	—		—	56,988	(8)	8,854,226
	2/28/23	—	78,382	(3)	116.93	2/27/33	—		—	—		—
Scott A. Richardson
	2/10/21	—	—		—	—	1,194	(4)	185,512	20,728	(5)	3,220,509
	2/9/22	—	—		—	—	2,595	(6)	403,185	8,797	(7)	1,366,790
	2/28/23	—	—		—	—	—		—	16,196	(8)	2,516,373
	2/28/23	—	22,277	(3)	116.93	2/27/33	—		—	—		—

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Chuck B. Kyrish
2/10/21	—	—		—	—	247	(4)	38,376	3,460	(5)	537,580
2/9/22	—	—		—	—	422	(6)	65,566	1,429	(7)	222,024
2/28/23	—	—		—	—	—		—	1,949	(8)	302,816
2/28/23	—	2,681	(3)	116.93	2/27/2033	—		—	—		—
Thomas F. Kelly
2/10/21	—	—		—	—	769	(4)	119,480	13,366	(5)	2,076,675
2/9/22	—	—		—	—	1,687	(6)	262,109	5,718	(7)	888,406
2/28/23	—	—		—	—	—		—	10,197	(8)	1,584,308
2/28/23	—	14,026	(3)	116.93	2/27/2033	—		—	—		—
Mark C. Murray
7/13/22	—	—		—	—	4,767	(9)	740,649	3,023	(7)	469,684
2/28/23	—	—		—	—	—		—	5,848	(8)	908,604
2/28/23	—	8,044	(3)	116.93	2/27/2033	—		—	—		—
Ashley B. Duffie
2/10/21	—	—		—	—	247	(4)	38,376	3,460	(5)	537,580
2/9/22	—	—		—	—	422	(6)	65,566	1,429	(7)	222,024
2/28/23	—	—		—	—	—		—	2,999	(8)	465,955
2/28/23	—	4,125	(3)	116.93	2/27/2033	—		—	—		—
Anne L. Puckett(10)
2/10/21	—	—		—	—	769	(4)	119,480	13,366	(5)	2,076,675
2/9/22	—	—		—	—	1,558	(6)	242,066	5,278	(7)	820,043
2/28/23	—	—		—	—	—		—	8,398	(8)	1,304,797
2/28/23	—	11,551	(3)	116.93	2/27/2033	—		—	—		—
(1)Vesting treatment upon termination of employment is described under “Potential Payments Upon Termination or Change in Control — Long-Term Incentive Awards”.
(2)For PRSUs, the market or payout value has been computed based on the number of units set forth in the preceding column for the 2021, 2022 and 2023 PRSUs, multiplied by the closing stock price of $155.37 on December 29, 2023, the last trading day in 2023. Actual performance and payout value may vary. For time-based RSUs, the market value has been computed based on the number of unvested RSUs outstanding at the close of business on December 31, 2023 multiplied by the closing stock price on December 29, 2023 (the last trading day of 2023). Actual payout values may vary.
(3)Represents stock options granted in February 2023 under our 2023 LTIP. These stock options vested 33% on February 15, 2024 and will vest 33% on February 15, 2025 and 34% on February 15, 2026.
(4)Represents RSUs granted in February 2021 under our 2021 LTIP. These RSUs vested 33% on each of February 15, 2022 and 2023, and 34% on February 15, 2024.
(5)Represents PRSUs granted under our 2021 LTIP, adjusted for actual performance at 200% of target. These PRSUs vested in full on February 15, 2024.
(6)Represents RSUs granted in February 2022 under our 2022 LTIP. These RSUs vested 33% on each of February 15, 2023 and 2024, and will vest 34% on February 15, 2025.
(7)Represents PRSUs granted under our 2022 LTIP. These PRSUs vest in full on February 15, 2025 subject to adjustment (0-200% of targeted amount shown) based on Company performance in 2022-2024 against pre-established performance measures.
(8)Represents PRSUs granted under our 2023 LTIP. These PRSUs vest in full on February 15, 2026 subject to adjustment (0-200% of targeted amount shown) based on Company performance in 2023-2025 against pre-established performance measures.
(9)Represents RSUs granted in July 2022 under our 2022 LTIP. These RSUs vested 33% on July 13, 2023 and will vest 33% on July 13, 2024 and 34% on July 13, 2025.
(10)Ms. Puckett’s awards granted in 2021 vested in full on February 15, 2024. A pro-rata portion of her outstanding time-based equity awards will vest and a pro-rata portion of her outstanding performance-based restricted stock units will remain outstanding and eligible to vest based on attainment of the applicable performance goals over the relevant performance periods, in each case consistent with the terms of the award agreements for a termination without cause.
For additional information, see “2023 Compensation Decisions — Long-Term Incentive Compensation” above.

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2023 Option Exercises and Stock Vested Table
The following table summarizes the vesting of stock awards of each NEO during the fiscal year ended December 31, 2023. No NEOs exercised any stock options during fiscal 2023.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
(a)	(b)	(c)	(d)	(e)
Lori J. Ryerkerk	—	—	64,028	7,783,244
Scott A. Richardson	—	—	23,387	2,842,924
Chuck B. Kyrish	—	—	4,851	589,688
Thomas F. Kelly	—	—	15,132	1,839,446
Mark C. Murray	—	—	2,346	286,280
Ashley B. Duffie	—	—	4,746	576,924
Anne L. Puckett	—	—	15,068	1,831,666
(1)Gross shares acquired (includes shares withheld to cover taxes).
(2)Value realized reflects the number of shares vested multiplied by the average of the high and low market price of our Common Stock as reported by the NYSE on the applicable vesting date.
2023 Pension Benefits Table
The following table summarizes the present value of the accumulated retirement benefits of each NEO as of the end of the fiscal year ended December 31, 2023:

Name	Plan Name(1)	Number of Years Credited Service (#)(2)	Present Value of Accumulated Benefit ($)(3)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Lori J. Ryerkerk	CARPP	—	—	—
Scott A. Richardson	CARPP	8.7500	97,000	—
Chuck B. Kyrish	CARPP	7.5833	98,000	—
Thomas F. Kelly	CARPP	1.3333	19,000	—
Mark C. Murray	CARPP	—	—	—
Ashley B. Duffie	CARPP	6.4167	76,000	—
Anne L. Puckett	CARPP	—	—	—
(1)     As noted below, the CARPP has been frozen, meaning that benefits (other than earnings) are no longer accrued for compensation or service after the plan freeze date.
(2)     Accrued benefits under the CARPP for Messrs. Richardson, Kyrish and Kelly and Ms. Duffie were frozen as of December 31, 2013, and the credited service reflects their years of service prior to that date.
(3)     The present value amounts shown in the table above are the amount needed today that, with interest, would provide the NEO’s future retirement benefit. Retirement is assumed to occur at age 65 and participants receive their cash balance benefit as a lump sum.

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CARPP. The Celanese Americas Retirement Pension Plan (“CARPP”) is a tax-qualified, defined benefit pension plan sponsored by Celanese Americas. This plan covers substantially all of our U.S. employees who were hired prior to the plan’s 2013 freeze date. The plan is subject to the provisions of ERISA. Mr. Richardson, Mr. Kyrish Mr. Kelly and Ms. Duffie participated in this plan in 2023.
Effective January 1, 2001, the plan began providing benefits for new employees, as defined by the plan, hired after December 31, 2000, based on a different benefit formula (“Cash Balance Plan”). The Cash Balance Plan provides that for each plan year that employees work as defined, we credit 5% of the employee’s annual pensionable earnings (up to Internal Revenue Code limits) to a hypothetical plan account that has been established for each employee, and credit that account with interest. For a given year, the plan’s interest rate is the annual rate of interest on 30-year United States Treasury Securities for the August before the first day of that year. Effective January 1, 2008, employees vest in their accrued benefit after completing three years of service with us, as defined in the plan. If employees are vested when they leave the Company, they have the option to take their account balance with them, either in a lump-sum payment or as an annuity. Employees also have the choice to leave their account balance in the plan until the normal retirement age of 65. The amount of benefit depends on the employee’s pay and any interest earned on the Company contributions. Once vested, survivor benefits are applicable to married participants.
Under the CARPP, if an employee’s employment with us is terminated as a result of a corporate reorganization, layoff or corporate restructuring, including divestiture, that employee will receive an additional year of vesting service.
In connection with amendments to the CARPP in 2013, accrued benefits under the CARPP were frozen as of December 31, 2013, no further contributions will be made to the CARPP other than interest credits for the cash balance participants (Mr. Richardson, Mr. Kyrish, Mr. Kelly and Ms. Duffie), and future pension-related contributions (“Retirement Contributions”) will be made to the CARSP or the CASRSP, depending on the level of eligible earnings of the participant.
2023 Nonqualified Deferred Compensation Table
The following table contains certain information concerning benefits under nonqualified deferred compensation plans and similar plans for the fiscal year ended December 31, 2023:

Name	Plan Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawal/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Lori J. Ryerkerk	CASRSP	—	106,066	27,574	—	270,870
	2008 Deferred Plan	—	—	118,338	—	718,602
Scott A. Richardson	CASRSP	—	42,308	48,591	—	323,406
Chuck B. Kyrish	CASRSP	—	20,712	9,336	—	58,565
Thomas F. Kelly	CASRSP	—	40,181	13,938	—	118,566
Mark C. Murray	CASRSP	—	21,200	—	—	—
Ashley B. Duffie	CASRSP	—	26,974	19,366	—	130,881
Anne L. Puckett	CASRSP	—	29,700	11,265	—	111,184
(1)Amounts in this column for the CASRSP represent Company contributions credited under the plan for 2023, which amounts are also included as All Other Compensation in the “2023 Summary Compensation Table.”
(2)Amounts in this column for the CASRSP represent earnings during 2023 under such plans. None of the amounts in this column were reported as compensation in the “2023 Summary Compensation Table.”

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(3)Amounts in this column do not include contributions credited for 2023 (column (d)) but not yet deposited into the participant’s account. The following amounts for each NEO were previously reported as compensation to the NEO in the Summary Compensation Table for previous years: Ms. Ryerkerk, $259,284 (for the CASRSP) and $645,750 (for the 2008 Deferred Plan); Mr. Richardson, $181,623; Mr. Kelly, $93,641; and Ms. Puckett, $105,800. Messrs. Kyrish and Murray and Ms. Duffie were not NEOs in previous years.
CASRSP. All of our NEOs were eligible in 2023 to participate in the CASRSP, an unfunded, nonqualified defined contribution plan sponsored by Celanese Americas that is available only to persons who have a full year base salary in excess of the Code Section 401(a)(17) limit ($330,000 in 2023) or had their Retirement Contributions limited in the CARSP by Code Section 415. If a person is eligible to participate in the CASRSP because their salary exceeded the Code Section 401(a)(17) limit, he or she is entitled to an allocation under this plan equal to 6% of his or her salary in excess of the compensation limits under the CARSP (“Excess Earnings Contributions”). In addition, eligible participants are entitled to an allocation under this plan equal to 5% of his or her qualified earnings in excess of the Retirement Contribution made to the CARSP. The amount contributed to the plan on behalf of a participant is credited with earnings based on the earnings rate of one of the funds maintained for investments under the CARSP, which is currently the 1-3 year Government/Credit Bond Index Fund. The aggregate annualized rate of return for the credited earnings in 2023 was 4.64%. Beginning in 2015, participants are credited with earnings based on the performance of certain hypothetical investment choices selected by the participant. These investment choices are the same investment choices available under the CARSP (other than the Celanese Stock Fund). Participants may change their investment elections at any time under the same rules that apply under the CARSP. Distributions under the CASRSP are in the form of a lump sum payment which is paid as soon as administratively practicable after termination of employment for most participants. Distributions to participants who are top 50 key employees of the Company must be delayed six months following termination based on Code Section 409A requirements.
2008 Deferred Plan. Our 2008 Deferred Plan is an unfunded, nonqualified deferred compensation plan that provides certain of our senior employees and directors the opportunity to defer a portion of their compensation in exchange for a future payment amount equal to their deferrals plus or minus certain amounts based on the market performance of specified measurement funds selected by the participant. Ms. Ryerkerk was the only NEO that made contributions to, or had balances in, this plan during 2023.

Potential Payments Upon Termination or Change In Control
The particular events that trigger payments to our NEOs upon termination of employment or a change in control are generally defined in our Severance Plan and the individual executives’ change in control agreements, deferred compensation agreements, and PRSU, RSU or stock option award agreements. The CMDC believes that the primary benefits to the Company of employment agreements are the non-competition and non-solicitation provisions found therein. In order to achieve the benefit of these provisions without incurring the generally negative obligations associated with employment agreements, the CMDC offers a more limited change in control agreement to each executive officer. However, the deferred compensation agreements and PRSU, RSU and stock option award agreements are still effective and provide for some potential payments upon termination and change in control as described below.
Severance Plan
Our Executive Severance Benefits Plan (“Severance Plan”) applies to all our executive officers and other eligible employees, and provides, upon involuntary termination without cause or termination by the executive for good reason, for the payment of (i) 150% of one year’s base salary for named executive officers (200% for the CEO); (ii) 150% of one year’s annual incentive plan bonus award for named executive officers (200% for the CEO) based on target Company performance and a 1.0 individual modifier; and (iii) a prorated portion of the annual incentive plan award for the year in which the termination occurs based on actual Company performance and a 1.0 individual modifier. The Severance Plan also provides for the payment of premiums for post-termination health insurance

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coverage (“COBRA premiums”) for a period of one year from the date of termination (eighteen months for the CEO) and out-placement benefits. As a condition to the receipt of any benefits under the Severance Plan, an executive must agree to standard release, non-compete, non-solicitation, and confidentiality provisions. In addition, the Severance Plan provides that the vesting of long-term incentive or other equity awards upon termination without cause will be governed by the terms of the applicable award agreements. Executives who are involuntarily terminated for any other reason (e.g., death, disability, retirement, termination for cause) are not eligible to receive severance benefits under the Severance Plan.
Change in Control Agreements
We have change in control agreements with each of our executive officers. The change in control agreements provide for a payment to be made to these officers following a termination of employment by the Company without cause or by the officer with good reason within two years following a change in control or following the first public announcement of a potential change in control transaction, provided certain conditions are satisfied. These benefits are in lieu of payments under the Severance Plan. Generally, the change in control agreements provide for each executive officer to receive:
•a lump sum payment equal to up to two times (three times for the CEO) the sum of:
▪the named executive officer’s then current annualized base salary, and
▪the higher of (a) the officer’s target bonus in effect on the last day of the fiscal year that ended immediately prior to the year in which the date of termination occurs, or (b) the average of the cash bonuses paid by the Company to the NEO for the three fiscal years preceding the date of termination;
•a pro rata bonus award under our annual incentive plan award for the year in which the termination occurs based on actual Company performance;
•group health and dental coverage for the NEO and his or her dependents for a period of up to eighteen months following the date of termination; and
•out-placement benefits for up to 12 months at the option of the executive officer.
The Company’s current form of change in control agreement, which was executed by all of the NEOs, does not contain a tax reimbursement provision and requires a cutback of benefits to avoid excise taxes if the after-tax benefit to the executive is greater than without the cutback. Each change in control agreement has a two-year term that is automatically renewed for successive two-year terms unless 90 days’ notice of non-renewal is given by either party to the agreement.

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For purposes of the change in control agreements:

“cause” generally means (i) a willful failure to perform one’s duties (other than as a result of total or partial incapacity due to physical or mental illness) for a period of 30 days following written notice by the Company of such failure; (ii) conviction of, or a plea of nolo contendere to, (x) a felony under the laws of the United States or any state thereof or any similar criminal act in a jurisdiction outside the United States or (y) a crime involving moral turpitude; (iii) willful malfeasance or willful misconduct which is demonstrably injurious to the Company or its Affiliates (as defined); (iv) any act of fraud; (v) any material violation of the Company’s code of conduct; (vi) any material violation of the Company’s policies concerning harassment or discrimination; (vii) conduct that causes material harm to the business reputation of the Company or its Affiliates; or (viii) breach of the confidentiality, non-competition, or non-solicitation provisions of the change in control agreement.

“good reason” generally means (i) a material diminution in base salary or annual bonus opportunity; (ii) a material diminution in authority, duties, or responsibilities (including status, offices, titles and reporting requirements); (iii) a material change in the geographic location; (iv) the failure of the Company to pay compensation or benefits when due, or (v) any other action or inaction that constitutes a material breach by the Company of the change in control agreement.

“change in control” generally means any one of the following events: (a) any person becoming the beneficial owner of thirty percent (30%) or more of Company’s voting securities (other than as a result of certain issuances or open market purchases approved by incumbent directors); (b) the Company’s incumbent directors ceasing to constitute at least a majority of the board of directors; (c) the shareholders of the Company approving a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction, or the sale or other disposition of all or substantially all of the Company’s assets, unless immediately following such transaction, (i) all or substantially all of the beneficial owners of the Company’s voting securities prior to such transaction are the beneficial owners of more than 50% of the combined voting power of the securities of the surviving entity in the transaction, (ii) no person is the beneficial owner of 30% or more of the combined voting power of the surviving entity in the transaction and (iii) at least a majority of the members of the board of directors of the surviving entity are incumbent directors; or (d) approval by the Company’s shareholders of a complete liquidation and dissolution of the Company. The preceding was a summary of the definition of a change in control, so please refer to actual text of the definition as set forth in the change in control agreements.

Long-Term Incentive Awards
The award agreements under which our PRSU, RSU and stock option awards were issued describe the circumstances under which the awards will vest (or become non-forfeitable), if earlier than the stated date. The following is a general summary of the provisions applicable to the NEO awards that were unvested at December 31, 2023.
Upon the death or disability of a participant, a prorated portion of the award will generally vest. Upon a termination without cause, a similar prorated portion of the award will generally vest. For time-based RSUs and stock options, a retiring participant is eligible to receive the full award on the original vesting timeline if the participant is at the time of retirement at least 55 years of age and has at least 10 years of service with the Company, subject to provision of a release to the Company and compliance with two-year noncompetition and non-solicitation covenants. For other awards, an eligible retiree receives prorated vesting. For PRSUs, proration upon retirement is based on service over the applicable performance period. Annual PRSUs, RSUs and stock options granted to our CEO, Ms. Ryerkerk, during and after 2022, provide that she will be eligible to receive the full award on the original vesting timeline (and in the case of PRSUs, subject to actual performance results over the full performance period) upon her retirement on or after attaining age 62, provided that, unless waived by the Board, (1) she provides at least 12 months’ advance notice of her planned retirement as CEO and (2) the Board has designated a successor CEO. These benefits would also be subject to an agreement to provide any requested transition services as well as the above-referenced release and non-competition / non-solicitation covenants in favor of the Company. For all grant participants, PRSUs that vest after retirement remain subject to actual performance results in case of termination without cause or retirement, and are vested at target in case of death or disability. Unvested awards are forfeited upon a termination with cause or voluntary resignation.
In the case of a change in control, all awards are “double trigger” – if a change in control occurs, the award is continued or replaced with an award of comparable value, and the participant is subsequently terminated without cause within two years of the change in control, then the portion of the award that was unvested at the time of termination will be accelerated. If in connection with a change in control the participant’s rights in the award are adversely affected (i.e., such as by the award not being continued) and the award is not replaced with an award of comparable value, then the unvested portion of the award would be accelerated upon the change in control without requiring termination of employment. PRSUs would vest at the greater of target level or estimated actual performance if otherwise payable upon a change in control.

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Under such long-term incentive award agreements, a “change in control” of the Company generally means, in accordance with Treasury Regulation Section 1.409A-3(i)(5), any of the following: (i) any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 30% of the total voting power of the stock of the Company; (ii) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; (iii) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to 50% of more of all of the assets of the Company immediately prior to such acquisition or acquisitions; or (iv) certain other business transactions affecting the Company.
Post-Termination Table
The table below shows an estimate of the amount of additional compensation that each of our NEOs would receive in the event of a termination or change in control, taking into consideration the circumstances of the termination and payments that the NEO would be entitled to under the various agreements described above. The amounts shown are generally categorized as follows: voluntary termination or termination for cause; involuntary termination without cause or by the executive for good reason; termination due to death or disability; qualified retirement (if eligible); and change in control (with and without termination). The amounts shown assume that such termination was effective as of December 31, 2023, and with reference to stock values on December 29, 2023, the last trading day of the year. On December 29, 2023, the closing price of our Common Stock was $155.37 per share.
The table below includes additional benefits triggered by a termination and change in control only. Please see the following tables for details of the NEOs’ vested payments and benefits that they would be entitled to receive regardless of the occurrence of a termination or change of control:
•For PRSUs / RSUs / Stock Options – See “Outstanding Equity Awards at Fiscal 2023 Year-End Table”;
•For Pension Benefits – See “2023 Pension Benefits Table”; and
•For Nonqualified Deferred Compensation – See “2023 Nonqualified Deferred Compensation Table”.
The actual amounts that will be paid upon termination can only be determined at the time of the NEO’s termination from the Company. The following table shows the potential payments to our NEOs upon termination or change in control.

	Termination of Employment					Change in Control
	Voluntarily or for Cause	Involuntarily without Cause	Death	Disability	Retirement	Without Termination	With Termination
Lori J. Ryerkerk
Cash Payments
Severance Payment(1)	$—	$8,260,216.00	$—	$—	$—	$—	$11,557,631
Equity Value
Stock Options(2)	—	1,680,251	1,680,251	1,680,251	—	3,013,004	3,013,004
RSUs(2)	—	1,762,362	1,762,362	1,762,362	—	2,165,392	2,165,392
PRSUs(3)	—	15,177,008	10,640,670	10,640,670	—	23,928,068	23,928,068
Benefits & Perquisites
Welfare Benefits Continuation(4)	—	13,091	—	—	—	—	13,091
Outplacement Services(5)	—	16,200	—	—	—	—	—
Reduction to Avoid Excise Tax(6)	—	—	—	—	—	—	—
Total	$—	$26,909,128	$14,083,283	$14,083,283	$—	$29,106,464	$40,677,186

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	Termination of Employment					Change in Control
	Voluntarily or for Cause	Involuntarily without Cause	Death	Disability	Retirement	Without Termination	With Termination
Scott A. Richardson
Cash Payments
Severance Payment(1)	$—	$3,021,127	$—	$—	$—	$—	$4,113,140
Equity Value
Stock Options(2)	—	477,579	477,579	477,579	—	856,328	856,328
RSUs(2)	—	485,531	485,531	485,531	—	588,697	588,697
PRSUs(3)	—	4,660,323	3,139,562	3,139,562	—	7,103,672	7,103,672
Benefits & Perquisites
Welfare Benefits Continuation(4)	—	27,892	—	—	—	—	41,838
Outplacement Services(5)	—	16,200	—	—	—	—	—
Reduction to Avoid Excise Tax(6)	—	—	—	—	—	—	(1,118,542)
Total	$—	$8,688,652	$4,102,672	$4,102,672	$—	$8,548,697	$11,585,133

Chuck B. Kyrish
Cash Payments
Severance Payment(1)	$—	$1,635,261	$—	$—	$—	$—	$1,901,481
Equity Value
Stock Options(2)	—	57,506	57,506	57,506	—	103,058	103,058
RSUs(2)	—	87,007	87,007	87,007	—	103,943	103,943
PRSUs(3)	—	738,474	484,599	484,599	—	1,062,420	1,062,420
Benefits & Perquisites
Welfare Benefits Continuation(4)	—	27,892	—	—	—	—	41,838
Outplacement Services(5)	—	16,200	—	—	—	—	—
Reduction to Avoid Excise Tax(6)	—	—	—	—	—	—	—
Total	$—	$2,562,340	$629,112	$629,112	$—	$1,269,421	$3,212,740
Thomas F. Kelly
Cash Payments
Severance Payment(1)	$—	$2,463,220	$—	$—	$—	$—	$3,183,278
Equity Value
Stock Options(2)	—	300,716	300,716	300,716	—	539,159	539,159
RSUs(2)	—	314,624	314,624	314,624	—	381,589	381,589
PRSUs(3)	—	2,997,864	2,017,169	2,017,169	—	4,549,389	4549389
Benefits & Perquisites
Welfare Benefits Continuation(4)	—	27,892	—	—	—	—	41,838
Outplacement Services(5)	—	16,200	—	—	—	—	—
Reduction to Avoid Excise Tax(6)	—	—	—	—	—	—	—
Total	$—	$6,120,516	$2,632,509	$2,632,509	$—	$5,470,137	$8,695,253

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	Termination of Employment					Change in Control
	Voluntarily or for Cause	Involuntarily without Cause	Death	Disability	Retirement	Without Termination	With Termination
Mark C. Murray
Cash Payments
Severance Payment(1)	$—	$1,827,198	$—	$—	$—	$—	$1,904,295
Equity Value
Stock Options(2)	—	172,442	172,442	172,442	—	309,211	309,211
RSUs(2)	—	462,536	462,536	462,536	—	740,649	740,649
PRSUs(3)	—	541,931	541,931	541,931	—	1,378,287	1,378,287
Benefits & Perquisites
Welfare Benefits Continuation(4)	—	27,892	—	—	—	—	41,838
Outplacement Services(5)	—	16,200	—	—	—	—	—
Reduction to Avoid Excise Tax(6)	—	—	—	—	—	—	—
Total	$—	$3,048,199	$1,176,909	$1,176,909	$—	$2,428,147	$4,374,280
Ashley B. Duffie
Cash Payments
Severance Payment(1)	$—	$1,537,032	$—	$—	$—	$—	$1,967,574
Equity Value
Stock Options(2)	$—	$88,450	$88,450	$88,450	$—	$158,565	$158,565
RSUs(2)	$—	$87,007	$87,007	$87,007	$—	$103,943	$103,943
PRSUs(3)	$—	$788,347	$534,473	$534,473	$—	$1,225,559	$1,225,559
Benefits & Perquisites
Welfare Benefits Continuation(4)	$—	$27,892	$—	$—	$—	$—	$41,838
Outplacement Services(5)	$—	$16,200	$—	$—	$—	$—	$—
Reduction to Avoid Excise Tax(6)	—	—	—	—	—	—	—
Total	$—	$2,544,928	$709,930	$709,930	$—	$1,488,067	$3,497,479

(1)Reflects amounts that would be payable pursuant to our Executive Severance Benefits Plan and change in control agreements, as applicable as of December 31, 2023, and discussed above.
(2)Time-based RSUs and stock options vest in full and, in the case of stock options, become exercisable, upon a Change in Control if the award is adversely affected and is not replaced with an award of equivalent economic value. The numbers presented in the Change in Control scenarios assume that the awards are adversely affected and not replaced with an award of equivalent economic value. To the extent the awards are replaced with awards of equivalent economic value and the Executive remained employed following a Change in Control, the numbers shown in the Change in Control without termination column would be different.
In the event of other eligible termination events, generally a prorated amount will vest and, in the case of stock options, become exercisable, based on the portion of the service period that has lapsed. For time-based RSUs and stock options, an eligible retiree would receive the full award on the original vesting timeline, subject to provision of a release to the Company and compliance with two-year noncompetition and non-solicitation covenants.
(3)    Upon a Change in Control, 2021, 2022 and 2023 PRSUs vest at the greater of target or estimated actual performance (200% for 2021 PRSUs and target performance for 2022 for 2023 PRSUs have been assumed) if the award is adversely affected and is not replaced with an award of equivalent economic value. The numbers presented in the Change in Control scenarios assume that the awards are adversely affected and not replaced with an award of equivalent economic value. To the extent estimated performance at the time of such an event exceeds target, or the awards are replaced with awards of equivalent economic value and the Executive remains employed following a Change in Control, the numbers shown in the Change in Control without termination column would be different.
    In the event of death or disability, a prorated amount of the unvested 2021, 2022 and 2023 PRSUs would vest based on target performance.

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    In the event the executive is terminated without Cause, a prorated amount of the unvested 2021, 2022 and 2023 PRSUs would vest based on actual performance.
    In the event the executive retires, a prorated amount of the unvested 2021, 2022 and 2023 PRSUs would vest based on actual performance.
(4)    Represents reimbursement of premiums for 18 months of medical and dental coverage continuation upon a termination in connection with a change in control as applicable, and the payment of COBRA premiums for a period of one year (1.5 years for Ms. Ryerkerk) from the date of termination under our Executive Severance Benefits Plan, each based on 2023 rates.
(5)    Upon termination by the Company without cause, each Executive would receive up to $16,200 in outplacement services.
(6)    The CIC Agreements provide for a “best net” feature which would reduce the parachute payments to the safe-harbor limit if it is more financially advantageous to the executive on an after-tax basis (taking into consideration federal, state and local income taxes, and the imposition of the excise tax). In the event it is more advantageous for the executive's payments to be reduced, the Company shall reduce or eliminate the payments by first reducing or eliminating those payments which are not payable in cash and then by reducing or eliminating cash payments, in each case in reverse order of when they would have otherwise been paid.
Ms. Puckett’s Separation Agreement. On November 1, 2023, we entered into an agreement (the “Separation Agreement”) with Ms. Puckett pursuant to which she ceased to serve as Senior Vice President, General Counsel and Corporate Secretary effective November 8, 2023 and departed the Company on February 19, 2024 following service in a transition role. The CMDC determined her separation was a termination without cause under the Company's Executive Benefits Severance Plan.
Under the Separation Agreement, Ms. Puckett will receive severance benefits consistent with the terms of the Company’s Executive Benefits Severance Plan, including a severance payment of $1,620,000 and the 2023 bonus payment set forth in the “Non-Equity Incentive Plan Compensation” column of the “2023 Summary Compensation Table” above. Additionally, a pro-rata portion of her outstanding time-based RSUs and stock options will vest and a pro-rata portion of her outstanding PRSUs will remain outstanding and eligible to vest based on attainment of the applicable performance goals over the relevant performance periods, in each case in accordance with the terms of the award agreements for her termination without cause, through her last day of service (with an estimated aggregate value of approximately $1,180,000 based on our closing stock price on February 16, 2024, the most recent trading day prior to her departure, and assuming target performance for PRSUs). Ms. Puckett will not receive an annual incentive bonus nor a long-term incentive award for fiscal 2024. The Separation Agreement includes a customary waiver and release of claims and confidentiality and non-solicitation covenants in favor of the Company.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of SEC Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median-compensated employee and the annual total compensation of our CEO.
For the year ended December 31, 2023:
•the annual total compensation of our median-compensated employee, was $77,662; and
•the annual total compensation of our CEO, as reported in the Summary Compensation Table presented elsewhere in this Proxy Statement, was $12,972,962.
•based on this information, the ratio of the total compensation of Ms. Ryerkerk, our CEO, to the annual total compensation of our median-compensated employee was 167.0 to 1.
To identify our median employee, as well as to determine the annual total compensation of the “median employee” for this purpose, the methodology and the material assumptions, adjustments, and estimates that we used were as follows:
•We selected November 1, 2023 as the date upon which we would identify the “median employee” to allow sufficient time to identify the median employee given the global scope of our operations.

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•We determined that, as of November 1, 2023, our employee population for pay ratio disclosure purposes consisted of approximately 12,403 individuals. We did not exclude any employees working outside of the U.S., and we did not use any statistical sampling techniques.
•To identify the median employee from our employee population, we used actual salary payments reflected in our payroll records, which we believe is a reasonable method of identifying the median employee. The substantial majority of our employees do not participate in annual bonus or long-term incentive programs, therefore we believe that excluding those programs from consideration does not meaningfully impact the identification of the median employee.
•In making these determinations, we annualized the compensation of all permanent employees who were hired in 2023 but did not work for us or our consolidated subsidiaries for the entire fiscal year. We did not make any cost-of-living adjustments in identifying the median employee.
The CEO pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodologies and assumptions described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s total annual compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, which were chosen from a wide range of permissible methodologies, estimates and assumptions. As a result, the CEO pay ratios reported by other companies, which may have employed other permitted methodologies, exclusions, estimates or assumptions, and which may have a significantly different work force structure, geographic locations, or compensation practices from ours, are likely not comparable to our CEO pay ratio.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as computed in accordance with SEC rules) and certain financial performance of the Company. For information concerning the Company’s pay for performance philosophy and how the Company’s executive compensation aligns with the Company’s performance, refer to “Compensation Discussion and Analysis.”
Pay Versus Performance Table

						Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO ($)(1)	“Compensation Actually Paid” to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average “Compensation Actually Paid” to Non-PEO NEOs ($)(4)		Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(6)	Net Income (millions) ($)(7)	Adjusted Earnings Per Share ($)(8)
2023	12,972,962	16,563,635	2,378,721	2,995,073		138.16	142.61	1,960	8.92
2022	10,967,783	(8,923,734)	2,671,920	(2,104,339)		88.75	130.40	1,894	15.88
2021	12,570,992	41,533,922	3,747,607	11,455,491		142.59	143.70	1,890	18.12
2020	7,067,446	3,747,450	2,446,600	1,367,951	(9)	108.26	116.32	1,985	7.64
(1)Our Principal Executive Officer (PEO) for each of the years reported was Lori J. Ryerkerk, our Chair, CEO and President. The dollar amounts reported are the amounts of total compensation reported in our Summary Compensation Table.
(2)The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned or realized by or paid to an NEO during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid for 2023:

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Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	“Compensation Actually Paid” to PEO
2023	12,972,962	9,499,900	13,090,573	16,563,635
(a)The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)The amounts deducted or added in calculating the equity award adjustments for 2023 are set forth in the following table. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Year	Year End Fair Value of Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value from Prior Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Equity Award Adjustments
2023	8,056,100	3,544,836	—	1,489,637	—	—	13,090,573
(3)The dollar amounts reported represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding our CEO) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding our CEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023, Mr. Richardson, Mr. Kyrish, Mr. Kelly, Mr. Murray, Ms. Duffie and Ms. Puckett; (ii) for 2022, Mr. Richardson, Mr. Kelly, John G. Fotheringham, our Former Senior Vice President, Acetyls, and Ms. Puckett; (iii) for 2021, Mr. Richardson, Mr. Kelly, Mr. Fotheringham and Ms. Puckett; (iv) for 2020, Mr. Richardson, Mr. Kelly, Ms. Puckett, Shannon L. Jurecka, our former Senior Vice President and Chief Human Resources Officer, and Todd L. Elliott, our Former Senior Vice President, Acetyl Chain.
(4)The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our CEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our CEO) during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our CEO) for 2023 to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Equity Award Adjustments(a)	Average “Compensation Actually Paid” to Non-PEO NEOs
2023	2,378,721	1,266,577	1,882,929	2,995,073
(a)The amounts deducted or added in calculating the total average equity award adjustments for 2023 are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Change in Fair Value from Prior Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Average Equity Award Adjustments
2023	1,074,100	556,850	—	251,979	—	—	1,882,929
(5)Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end of each applicable fiscal

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year and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period (December 31, 2019).
(6)Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the Dow Jones (US) Chemical Index.
(7)The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(8)The CMDC has selected Adjusted EPS as the Company-Selected Financial Measure representing the most important financial measure used to link performance to pay in 2023. Adjusted EPS is the most heavily-weighted metric in our PRSU design, and under our pay-for-performance approach PRSUs represent a significant portion of the NEOs’ compensation. Adjusted EPS is a non-U.S. GAAP financial measure. See “Exhibit A” for information concerning this measure including a definition and reconciliation to the most comparable U.S. GAAP financial measure.
(9)The amount reported in the “Average Compensation Actually Paid to Non-PEO NEOs” column for 2020 was previously reported as $1,477,958 due to an inadvertent arithmetical error that has been corrected herein.
Financial Performance Measures
The most important financial performance measures used by the Company to link executive “compensation actually paid” to the Company’s NEOs in 2023 to the Company’s performance are listed below. These metrics are further described in “Compensation Discussion and Analysis — Compensation Decisions — Annual Incentive Plan Awards” and “— Long Term Incentive Compensation.”

Most Important Performance Measures
s	Adjusted EPS
s	Operating EBITDA
s	Return on Capital Employed (ROCE)
s	Free Cash Flow
Description of Certain Relationships of Information Presented in the Pay Versus Performance Table
The Company uses several performance measures to align executive compensation with Company performance, which are described in “Compensation Discussion and Analysis — Compensation Philosophy and Elements of Pay” and “— Compensation Decisions”. Not all of these measures are presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Total Shareholder Return: Company versus Peer Group (Dow Jones US Chemicals Index) and (2) "Compensation Actually Paid” versus Company Total Shareholder Return
As shown in the chart below, the Company’s 4-year cumulative TSR is aligned to that of the companies included in our industry index, the Dow Jones US Chemicals Index.
Our CEO and other NEOs’ “compensation actually paid” amounts are generally aligned with the trend in TSR performance, as shown in the chart below. This is primarily because “compensation actually paid” is significantly impacted by year-over-year changes in stock prices due to the significant portion of each NEO’s compensation that is equity-based.

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TSR: Company vs. Peer Group
$175
$150
$125
$100
$75
$50
$25
$0
2019
2020
2021
2022
2023
Celanese TSR
Peer Group (DJUSCH)

"CAP" v. Company TSR
CAP
Millions
$50
$40
$30
$20
$10
$0
($10)
($20)
Company TSR
$150
$120
$90
$60
$30
$0
($30)
($60)
2020
2021
2022
2023
CEO CAP
Average CAP to Non-CEO NEOs
Celanese TSR

“Compensation Actually Paid” versus GAAP Net Income and Adjusted EPS
Like many companies, our sales and earnings in 2020 were significantly adversely affected by the COVID-19 pandemic. Our relatively high GAAP net income in 2020 was primarily due to a $1,408 million gain on the sale of our joint venture interest in Polyplastics Co. Ltd. that was completed in October 2020 (and which was excluded from the Adjusted EPS results for that year). Excluding the impact of this transaction, we believe our GAAP net income trend over the past three years is not misaligned to the trend in “compensation actually paid.”
While the CMDC has selected Adjusted EPS as the Company-Selected Financial Measure representing the most important financial measure used to link performance to pay in 2023, the CMDC does not use GAAP net income to make decisions regarding compensation levels or design, or incentive plan payouts.

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MANAGEMENT PROPOSAL
ITEM 4: Approval of the Amendment of our Certificate of Incorporation to Provide for Officer Exculpation and Indemnification under Delaware Law
Background and Reasons for the Approval
We are requesting that shareholders approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as it has been previously amended (the “Restated Certificate”), to add language exculpating certain officers of the Company from certain liabilities and extending to our officers a right to mandatory indemnification.
Background
A recent amendment to Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”) authorizes Delaware corporations to eliminate or limit the personal liability of certain officers for monetary damages associated with claims of breach of the duty of care in certain limited circumstances (referred to as “exculpation”). Prior to this amendment, exculpation from personal liability for monetary damages associated with breaches of the duty of care could be provided to directors but could not be provided to officers. As a result of the amendment, the DGCL permits exculpation for claims brought by shareholders for breach of an officer’s fiduciary duty of care, but would not eliminate officers’ monetary liability for any such claims brought by the Company itself or brought as a derivative claims on behalf of the Company. As with directors, exculpation also is not available for breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which an officer derived an improper personal benefit.
The Restated Certificate provides for the exculpation of directors from personal liability for monetary damages associated with breaches of the duty of care but does not have a similar limitation of liability for our officers. The proposed amendment to the Restated Certificate (the “Officer Amendment”) adds language exculpating officers from personal liability for monetary damages associated with claims of breach of the duty of care to the fullest extent now permitted under the DGCL.
In addition, the Restated Certificate currently provides that the Company shall, to the fullest extent permitted by the DGCL, indemnify its directors in proceedings where the director is made or threatened to be made a party by reason of the fact that the person is or was a Company director. In contrast, the Restated Certificate permits, but does not require, the Company to indemnify officers for claims brought against them by reason of the fact that the person is or was a Company officer, and pursuant to that provision our by-laws provide for mandatory indemnification of our officers. To align these provisions, the Officer Amendment adds language to the Restated Certificate providing that officers shall be indemnified to the fullest extent permitted under the DGCL. Finally the Officer Amendment provides that, just as is currently the case with respect to directors, the scope of exculpation or indemnification available to officers shall be extended to the fullest extent permitted by the DGCL, as it may be amended from time to time.
Reasons for Amendment
The Board believes that it is important to provide protection from certain liabilities that may discourage prospective or current officers from serving the Company or acting in the best interests of shareholders. Officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of

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investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. In the absence of exculpation, qualified persons might be deterred from serving as officers, and our officers might be deterred from making time-sensitive decisions, due to concerns over potential lawsuits questioning their decisions in hindsight. Although we indemnify our officers against such claims, exculpation from liability could help to mitigate the risk of officers being distracted by extensive proceedings and reduce the amounts the Company might be required to advance in defending such lawsuits. As such, the Board believes that the Officer Amendment strikes an appropriate balance between protecting shareholders’ interest in accountability and empowering officers to best exercise their business judgment in furtherance of shareholder interests. The Company also expects that many public companies, including certain of the Company’s peers, will adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation and that failing to adopt the Officer Amendment could impact our recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceed the benefits of serving as an officer of the Company. The foregoing considerations also support providing that officers shall be entitled to indemnification, which is the same treatment afforded to directors and is currently provided for in the by-laws. The Officer Amendment will more generally align the protections available to our officers with those currently available to our directors.
On February 8, 2024, the Board approved and declared advisable the Officer Amendment and recommends that the shareholders of the Company approve the Officer Amendment.
The Proposed Amendment
Proposed Article IX of the Restated Certificate would read as follows:
“SECTION 9.1. Limitation of Liability. To the fullest extent permitted by the DGCL as the same exists or may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for any liability imposed by law (as in effect from time to time) (i) for any breach of the director's or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for any act or omission not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) of a director under Section 174 of the DGCL, (iv) for any transaction from which the director or officer derived an improper personal benefit or (v) of an officer in any action by or in the right of the Corporation.”
SECTION 9.2 Indemnification of Directors, Officers, Employees or Agents. The Corporation shall, to the fullest extent permitted by the DGCL as the same exists or may hereafter be amended, indemnify its directors and officers where such director or officer is made party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative, by reason of the fact that the person is or was a director or officer of the Corporation. The Corporation may accord to any current or former director, officer, employee or agent of the Corporation the right to, or regulate the manner of providing to any current or former director, officer, employee or agent of the Corporation, indemnification to the fullest extent permitted by the DGCL.
SECTION 9.3 Adjustments; Amendments. If the DGCL is amended after the date of the filing of this Second Amended and Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors or officers or permitting indemnification to a fuller extent, then the liability of a director or officer of the Corporation shall be eliminated or limited, and indemnification shall be extended, in each case to the fullest extent permitted by the DGCL, as so amended from time to time. No repeal or modification of the foregoing provisions of this Article IX by the stockholders shall adversely affect any right or protection of a director of the Corporation existing by virtue of this Article IX at the time of such repeal or modification.”

Other than the replacement of the existing Article IX with the proposed Article IX, the remainder of our Restated Certificate will remain unchanged. If approved by our shareholders, the Officer Amendment would become effective upon its filing with the Secretary of State of the State of Delaware, which the Company would complete promptly following the Annual Meeting.

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Vote Required
The approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote on this proposal.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” THE APPROVAL OF THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION
TO PROVIDE FOR OFFICER EXCULPATION AND INDEMNIFICATION UNDER DELAWARE LAW.

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Questions and Answers about the Annual Meeting
QUESTIONS AND ANSWERS
Annual Meeting Information
1. What is the purpose of the Annual Meeting?
At our Annual Meeting, shareholders will vote upon several important Company matters, including the election of directors. In addition, following our meeting, our management will be available to respond to questions from shareholders.
2. How do I attend and participate in the Annual Meeting?

IMPORTANT NOTE: If you plan to attend the Annual Meeting virtually, you must follow these instructions to gain access to the meeting.
This year’s Annual Meeting will be held as a “virtual meeting.” To attend, participate in, vote, and submit questions during the annual meeting, shareholders will need to log-in to the virtual meeting at www.virtualshareholdermeeting.com/CE2024 using the 16-digit control number found on the proxy card, voting instruction form, or Notice of Internet Availability made available to shareholders entitled to vote at the 2024 Annual Meeting. Beneficial owners whose voting instruction form or Notice of Internet Availability does not indicate that their shares may be voted through the www.proxyvote.com website should contact their bank, broker or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.
The live webcast of the 2024 Annual Meeting will begin promptly at 11:30 a.m. Central Time. Online access to the audio webcast will open 15 minutes prior to the start of the 2024 Annual Meeting. We encourage shareholders wishing to attend the meeting to access the meeting in advance of the designated start time and test their device’s audio system.
Beginning 15 minutes prior to, and during, the 2024 Annual Meeting, technical support will be available to assist shareholders with any technical difficulties they may have accessing or hearing the virtual meeting. Shareholders encountering any difficulties accessing, or during, the virtual meeting, please call the technical support team number that will be posted on the virtual meeting website’s login page.
In addition, any person may access the audio webcast of and listen to, but not participate in, ask questions or vote at, the 2024 Annual Meeting by logging on at the virtual meeting site www.virtualshareholdermeeting.com/CE2024.
Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to, or are unable to, attend the Annual Meeting.
3. What different methods can I use to vote?
See page 4 for additional information about how to vote.
By Telephone or Internet. All shareholders of record can submit a proxy through the Internet, using the procedures and instructions described on the Notice of Internet Availability or proxy card, or by touch tone telephone within the U.S., U.S. territories and Canada, using the toll-free telephone number on the notice or proxy card. Beneficial owners may submit a proxy through the Internet or by telephone if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will include the instructions on the Notice of Internet Availability or voting instruction form that it provides with the proxy materials. The Internet and telephone proxy submission procedures are designed to authenticate shareholders’ identities, to allow shareholders to submit

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Questions and Answers about the Annual Meeting
their proxies and to confirm that their voting instructions have been recorded properly.
By Written Proxy. All shareholders of record can submit their voting instructions by written proxy card. If you are a shareholder of record and receive a Notice of Internet Availability, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee.
At the meeting. All shareholders as of the record date (March 18, 2024) who attend the virtual annual meeting may vote at the meeting.
If you have questions or require assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003. Shareholders may call toll free: (800) 574-5971.
4. How can I submit questions for the Annual Meeting?
Shareholders will be able to submit questions during the 2024 Annual Meeting. Beginning 15 minutes prior to, and during, the 2024 Annual Meeting, shareholders may submit questions through the virtual meeting website at www.virtualshareholdermeeting.com/CE2024. After the business portion of the 2024 Annual Meeting concludes and the meeting is adjourned, the Company intends to answer all questions submitted during the meeting that are pertinent to the Company and the items being brought before the shareholder vote at the 2024 Annual Meeting, as time permits and in accordance with our Rules of Conduct for the 2024 Annual Meeting. To promote fairness and efficient conduct of the meeting, we will respond to no more than two questions from any single shareholder.
The Agenda and the Rules of Conduct for the 2024 Annual Meeting will be available beginning 15 minutes prior to, and during, the 2024 Annual Meeting, at www.virtualshareholdermeeting.com/CE2024.
Answers to any appropriate questions that are not addressed during the meeting will be posted following the meeting on our website at https://investors.celanese.com under the heading “News & Events – Annual Meeting”. Questions and answers may be grouped by topic and substantially similar questions answered only once.
5. What are my voting choices for each of the proposals to be voted on at the 2024 Annual Meeting and what are the voting standards?

Proposal	Voting Choices and Board Recommendation		Voting Standard
Item 1: Election of Directors	•	Vote in favor of all or specific nominees;	Majority of votes cast
	•	Vote against all or specific nominees; or
	•	Abstain from voting with respect to all or specific nominees.
The Board recommends a vote FOR each of the Director nominees.

Item 2: Ratification of the Appointment of KPMG LLP as Independent Registered Public Accounting Firm	•	Vote in favor of the ratification;	Majority of the shares of Common Stock present in person or represented by proxy and entitled to vote
	•	Vote against the ratification; or
	•	Abstain from voting on the ratification.
The Board recommends a vote FOR the ratification.

Item 3: Advisory Vote to Approve Executive Compensation	•	Vote in favor of the advisory proposal;	Majority of the shares of Common Stock present in person or represented by proxy and entitled to vote
	•	Vote against the advisory proposal; or
	•	Abstain from voting on the advisory proposal.
The Board recommends a vote FOR the advisory vote to approve executive compensation.

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Questions and Answers about the Annual Meeting

Proposal	Voting Choices and Board Recommendation		Voting Standard
Item 4: Proposal Regarding Approval of the Amendment to our Certificate of Incorporation to provide for officer exculpation and indemnification under Delaware law	•	Vote in favor of the proposal;	Majority of the outstanding shares of Common Stock entitled to vote on this proposal
	•	Vote against the proposal; or
	•	Abstain from voting on the proposal.
The Board recommends a vote FOR the proposal.

6. Could any additional proposals be raised at the Annual Meeting?
Management does not know of any items, other than those referred to in the accompanying Notice of Annual Meeting or other matters incident to the conduct of the meeting, that may properly come before the meeting. As to any other item or proposal that may properly come before the meeting, including voting on a proposal omitted from this proxy statement pursuant to the rules of the SEC, it is intended that proxies will be voted in accordance with the discretion of the proxy holders. See the response to question 22 for how to submit a proposal for action at the 2025 Annual Meeting of Shareholders.
7. What if I am unable to attend the Annual Meeting?
All shareholders are encouraged to vote in advance of the meeting by one of the means addressed above. A webcast playback of the 2024 Annual Meeting will be available to the public at www.virtualshareholdermeeting.com/CE2024 within approximately 24 hours after the completion of the meeting.
8. What information is included on the Annual Meeting page of the Company’s website?
The Annual Meeting page of our website allows our shareholders to (a) easily access the Company’s proxy materials for the Annual Meeting, (b) submit a proxy through the Internet, and (c) learn more about our Company. Go to https://investors.celanese.com, and choose “Annual Meeting” under “News & Events”.
Proxy Materials and Voting Information
9. What is the difference between holding shares as a shareholder of record and as a beneficial owner?
If your shares are registered directly in your name with the Company’s registrar and transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered a shareholder of record with respect to those shares. If your shares are held in a bank or brokerage account or through another nominee, you are considered the “beneficial owner” of those shares.
10. What is the process to vote if I hold shares through the Celanese 401(k) savings plan?
If you are a Company employee and hold shares of Common Stock in our 401(k) savings plan, it is important that you direct the plan’s trustee how to vote your shares. If you hold shares of Common Stock in the Celanese Americas Retirement Savings Plan administered by Fidelity or a successor and do not vote your shares or specify your voting instructions on your proxy card, the trustee of the plan will vote your shares in the same proportion as the shares for

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Questions and Answers about the Annual Meeting
which they have received voting instructions, unless contrary to ERISA. To allow sufficient time for voting by the trustee, your voting instructions must be received by May 8, 2024.
11. What if I am a shareholder of record and do not specify a choice for a matter when returning a proxy?
Shareholders should specify their choice for each matter on the proxy card. If no specific instructions are given, proxies which are signed and returned will be voted:

●	FOR the election of all director nominees as set forth in this Proxy Statement;
●	FOR the proposal to ratify the appointment of KPMG LLP as independent registered public accounting firm;
●	FOR the advisory vote to approve executive compensation; and
●	FOR the proposal to approve the amendment to our Certificate of Incorporation to provide for officer exculpation and indemnification under Delaware law.
12. What if I am a beneficial owner and do not give voting instructions to my broker?
As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote. Brokers are not permitted to vote on certain proposals (including the election of directors), and may elect not vote on any of the proposals, unless you provide voting instructions. If you do not provide voting instructions and the broker elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the broker does not vote.
13. How are abstentions and broker non-votes counted?
Abstentions and broker non-votes are included in determining whether a quorum is present, but they are not considered as votes cast and will not be included with respect to determining the outcome of the vote on director elections. With respect to the approval of the amendment to our Certificate of Incorporation to provide for officer exculpation and indemnification under Delaware law, abstentions and broker non-votes will have the same effect as a vote against that proposal. With respect to the proposal to ratify the appointment of KPMG LLP as independent registered public accounting firm and the advisory vote to approve executive compensation, and any other matters properly presented at the meeting, abstentions will count in the denominator and broker non-votes will not be included in determining the vote on the particular proposal.
14. What can I do if I change my mind after I vote my shares?
Shareholders can revoke a proxy prior to the completion of voting at the meeting by:

●	giving written notice to the Corporate Secretary of the Company;
●	delivering a later-dated proxy; or
●	voting at the virtual meeting
If a broker, bank or other nominee holds your shares, you must contact them in order to find out how to revoke or change your vote.

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Questions and Answers about the Annual Meeting
15. Can I access the proxy materials on the Internet? How can I sign up for the electronic proxy delivery service?
The Notice of Annual Meeting, this Proxy Statement and the 2023 Annual Report are available at www.proxyvote.com. In addition, shareholders are able to access these documents on the Annual Meeting page of our website, https://investors.celanese.com, by clicking “News & Events”. Instead of receiving future copies of our notice of annual meeting, proxy statement and annual report by mail, shareholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents, and also will give you an electronic link to the proxy voting site.
Shareholders of Record. If you submit your proxy over the Internet, simply follow the prompts for enrolling in the electronic shareholder document delivery service. You also may enroll in this service at any time in the future by going directly to www.proxyvote.com and following the enrollment instructions.
Beneficial Owners. If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information in the proxy materials provided to you by your bank, broker or other nominee regarding the availability of this service.
16. Are votes confidential? Who counts the votes?
We will continue our long-standing practice of holding the votes of all shareholders in confidence from directors, officers and employees except:

●	as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;
●	in the case of a contested proxy solicitation;
●	if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or
●	to allow the independent inspector of election to certify the results of the vote.
We also will continue, as we have for many years, to retain an independent tabulator to receive and tabulate the proxies and an independent inspector of election to certify the results.
17. How are proxies solicited and what is the cost?
We bear all expenses incurred in connection with the solicitation of proxies. We have engaged Alliance Advisors, LLC to assist with the solicitation of proxies for a fee of $10,000. We have also agreed to reimburse Alliance Advisors, LLC for certain expenses and to indemnify Alliance Advisors, LLC against certain losses and expenses. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock.
Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.
18. What is householding?
As permitted by the 1934 Act, only one copy of this Proxy Statement and our 2023 Annual Report is being delivered to shareholders residing at the same address who have the last same name, who we reasonably believe to be members of the same family or from whom we have previously received written consent to such a delivery unless, in each case, those shareholders have notified the Company of their desire to receive multiple copies of the Proxy Statement and our 2023 Annual Report. This is known as householding.
Even if the shareholders residing at the same address have received only one Proxy Statement and our 2023 Annual Report, each of those shareholders will receive a separate proxy card with which to submit their voting instructions

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Questions and Answers about the Annual Meeting
by proxy as to that shareholder’s shares. It is important that each shareholder receiving a proxy card, sign, date, and return each proxy card received, submit their proxy via the internet or by phone in accordance with the instructions appearing on the proxy card or vote at the annual meeting.
The Company will promptly deliver, upon oral or written request, a separate copy of the Proxy Statement and our 2023 Annual Report to any shareholder residing at an address to which only one copy of the Proxy Statement and our 2023 Annual Report was mailed. Requests for additional copies of the Proxy Statement and our 2023 Annual Report or for a copy of our proxy statements and annual reports in future years to be delivered to each shareholder residing at an address should be directed to the Corporate Secretary at the address listed in the response to question 22.
Beneficial owners residing at the same address should contact their bank, broker or other nominee if they do not wish to receive multiple copies of our proxy statements and annual reports to shareholders or if they are receiving only one copy and want to receive multiple copies of the Proxy Statement and our 2023 Annual Report and our proxy statements and annual reports to shareholders in future years. Each beneficial owner residing at the same address will receive a voting instruction form from their bank, broker or other nominee with which to direct how that beneficial owner’s shares are to be voted. It is important that each beneficial owner receiving a voting instruction form, sign, date, and return each voting instruction form received, submit such beneficial owner’s voting instructions by internet or phone if their bank, broker or other nominee makes such means of voting available, or vote at the annual meeting, in each case, in accordance with the instructions appearing on the voting instruction form.
19. Will you make a list of shareholders entitled to vote at the Annual Meeting available?
We will make available a list of shareholders of record as of the record date for inspection by shareholders or for any purpose germane to the meeting during normal business hours from May 3 through May 12, 2024 at 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039.
Company Documents, Communications and Shareholder Proposals
20. How can I view or request copies of the Company’s corporate documents and SEC filings?
The Company’s website contains the Company’s certificate of incorporation, by-laws, corporate governance guidelines, Board committee charters, Code of Business Conduct and the Company’s SEC filings. To view these documents, go to our website, https://investors.celanese.com, and click “Corporate Governance.” To view the Company’s SEC filings, including Forms 3, 4 and 5 filed by the Company’s directors and executive officers, go to https://investors.celanese.com, and click “Financial Information.”
We will promptly deliver free of charge, upon request, a copy of the corporate governance guidelines, Board committee charters or Code of Business Conduct or our most recent Form 10-K or Annual Report to any shareholder requesting a copy. Requests should be directed to the Company’s Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039.
21. How can I communicate with the directors?
Communications can be addressed to directors in care of the Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039. At the direction of the Board, all mail received may be opened and screened for security purposes. All mail, other than trivial, obscene, unduly hostile, threatening, advertising, illegal or

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Questions and Answers about the Annual Meeting
similarly unsuitable items, will be forwarded. Mail addressed to a particular director or Board committee will be forwarded or delivered to that director or the chair of such committee, respectively. Mail addressed to “Outside Directors” or “Non-Employee Directors” will be forwarded or delivered to the lead independent director. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chair of the Board.
22. How do I submit a proposal for action or nominate individuals for election as directors at the 2025 Annual Meeting of Shareholders?
Any shareholder who wishes to present a proposal, director nomination, or other business at 2025 Annual Meeting of Shareholders, must comply with applicable SEC requirements and provisions of our by-laws (including the associated deadlines) which are summarized in the table below.

Submission Type	Applicable Rules and Requirements	Deadline
Shareholder proposals for inclusion in next year’s annual meeting proxy materials	SEC Rule 14a-8	No later than the close of business (5:30 p.m. Central Time) on November 21, 2024
Proxy Access Director Nominees	Section 2.03(B) of our by-laws	Between October 22, 2024 and the close of business on November 21, 2024
Notice Provision for Other Items of Business or non-Proxy Access Director Nominees *Includes information required under Rule 14a-19	Section 2.03(A) of our by-laws*
Between January 13, 2025 and the close of business on February 12, 2025 (assuming we do not change the date of our 2025 Annual Meeting of Shareholder to be more than 30 days from the first anniversary date of our 2024 Annual Meeting)

Any proposal for action to be presented by any shareholder at the 2025 Annual Meeting of Shareholders will be deemed timely submitted only if submitted in accordance with the applicable deadlines. In addition, the shareholder proponent, or a representative who is qualified under state law, must appear in person at the 2025 Annual Meeting of Shareholders to present such proposal or nomination.
Any such submission will be acted upon only if timely notice of the proposal or nomination is delivered in writing to the attention of the Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039. We will not entertain any director nominations or other proposals from our shareholders at the 2025 Annual Meeting of Shareholders that do not meet the timing, disclosure, procedural and other requirements set forth in applicable SEC rules and/or our by-laws.
23. How do I submit a recommendation for a director nominee?
The NCG Committee will consider recommendations for director nominees made by shareholders. Shareholder recommendations should be sent to: Celanese Corporation, Board of Directors, 222 W. Las Colinas Blvd., Suite 900N, Irving, Texas 75039, Attn: Corporate Secretary. Generally, recommended candidates are considered at the first or second board meeting held prior to the annual meeting of shareholders.
The NCG Committee considers individuals recommended by shareholders in the same manner and to the same extent as it considers director nominees identified by other means. The chair of the NCG Committee will make exploratory contacts with those nominees whose skills, experiences, qualifications and personal attributes satisfy those that the NCG Committee has identified as essential for a nominee to possess, as described above. Then, an opportunity will be arranged for the members of the NCG Committee or as many members as can do so to meet any nominee so identified by the NCG for further consideration. The NCG Committee will then choose whether to recommend a nominee to the Board of Directors for consideration and appointment. Board members appointed in

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this manner will serve, absent unusual circumstances, until their election by our shareholders at the next annual meeting of shareholders.
The Annual Report on Form 10-K for the year ended December 31, 2023 includes our financial statements for the year ended December 31, 2023. We have furnished the 2023 Annual Report on Form 10-K to all shareholders as part of our Annual Report. The Annual Report on Form 10-K does not form any part of the material for the solicitation of proxies.
On behalf of the Board of Directors of Celanese Corporation
Michael R. Sullivan
Vice President, Deputy General Counsel
and Corporate Secretary
March 21, 2024

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / 104

Exhibit A
Exhibit A
Non-U.S. GAAP Financial Measures

Definitions and Rationale
This Proxy Statement contains information regarding Operating EBITDA, adjusted EBIT, free cash flow, adjusted earnings per share, and return on invested capital (adjusted) which are non-GAAP financial measures used by the Company. These measures are not recognized in U.S. GAAP and should not be viewed as alternatives to U.S. GAAP measures of performance. Non-GAAP financial measures are provided as additional information to shareholders, investors, analysts and other parties as the Company believes them to be important supplemental measures for assessing our financial and operating results and as a means to evaluate our financial condition and period-to-period comparisons. These non-GAAP financial measures should be viewed as supplemental to, and should not be considered in isolation or as alternatives to, net earnings (loss), operating profit (loss), cash flow from operating activities (together with cash flow from investing and financing activities), earnings per share or any other U.S. GAAP financial measure. These non-GAAP financial measures should be considered within the context of our complete audited and unaudited financial results for the given period, which are available on the Financial Information/Financial Document library page of our website, https://investors.celanese.com. The definition and method of calculation of the non-GAAP financial measures used herein may be different from other companies’ methods for calculating measures with the same or similar titles. Investors, analysts and other parties should understand how another company calculates such non-GAAP financial measures before comparing the other company’s non-GAAP financial measures to any of our own. These non-GAAP financial measures may not be indicative of the historical operating results of the Company nor are they intended to be predictive or projections of future results.
Adjusted EBIT is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense and taxes, and further adjusted for Certain Items. We believe that adjusted EBIT provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. Our management recognizes that adjusted EBIT has inherent limitations because of the excluded items. Adjusted EBIT is one of the measures management uses for planning and budgeting, monitoring and evaluating financial and operating results and as a performance metric in the Company’s incentive compensation plan. Adjusted EBIT margin is defined by the Company as adjusted EBIT divided by net sales. Adjusted EBIT margin has the same uses and limitations as Adjusted EBIT.
Operating EBITDA is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense, taxes and depreciation and amortization, and further adjusted for Certain Items, which Certain Items include accelerated depreciation and amortization expense. Operating EBITDA is equal to adjusted EBIT plus depreciation and amortization. We believe that Operating EBITDA provides transparent and useful information to investors, analysts and other parties in evaluating our operating performance relative to our peer companies.
Adjusted earnings per share is a performance measure used by the Company and is defined by the Company as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, Certain Items, and refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. We believe that adjusted earnings per share provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of the

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / A-1

Exhibit A
above stated items that affect comparability and as a performance metric in the Company’s incentive compensation plan.
Note: The income tax expense (benefit) on Certain Items (“Non-GAAP adjustments”) is determined using the applicable rates in the taxing jurisdictions in which the Non-GAAP adjustments occurred and includes both current and deferred income tax expense (benefit). The income tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year. This range may include certain partial or full-year forecasted tax opportunities and related costs, where applicable, and specifically excludes changes in uncertain tax positions, discrete recognition of GAAP items on a quarterly basis, other pre-tax items adjusted out of our GAAP earnings for adjusted earnings per share purposes and changes in management’s assessments regarding the ability to realize deferred tax assets for GAAP. In determining the adjusted earnings per share tax rate, we reflect the impact of foreign tax credits when utilized, or expected to be utilized, absent discrete events impacting the timing of foreign tax credit utilization. We analyze this rate quarterly and adjust it if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ from the actual tax rate used for GAAP reporting in any given reporting period. The estimated GAAP rate excludes discrete recognition of GAAP items due to our inability to forecast such items. As part of the year-end reconciliation, we will update the reconciliation of the GAAP effective tax rate to the adjusted tax rate for actual results.
Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operations, less capital expenditures on property, plant and equipment, and adjusted for contributions from or distributions to our noncontrolling interest joint ventures. We believe that free cash flow provides useful information to management, investors, analysts and other parties in evaluating the Company’s liquidity and credit quality assessment because it provides an indication of the long-term cash generating ability of our business. Although we use free cash flow as a measure to assess the liquidity generated by our business, the use of free cash flow has important limitations, including that free cash flow does not reflect the cash requirements necessary to service our indebtedness, lease obligations, unconditional purchase obligations or pension and postretirement funding obligations.
Return on invested capital (adjusted) is defined by the Company as adjusted EBIT, tax effected using the adjusted tax rate, divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation shareholders’ equity. We believe that return on invested capital (adjusted) provides useful information to management, investors, analysts and other parties in order to assess our income generation from the point of view of our shareholders and creditors who provide us with capital in the form of equity and debt and whether capital invested in the Company yields competitive returns.
The most directly comparable financial measure presented in accordance with U.S. GAAP in our consolidated financial statements for adjusted EBIT and operating EBITDA is net earnings (loss) attributable to Celanese Corporation; for adjusted EBIT margin is operating margin; for adjusted earnings per share is earnings (loss) from continuing operations attributable to Celanese Corporation per common share-diluted; for free cash flow is net cash provided by (used in) operations; and for return on invested capital (adjusted) is net earnings (loss) attributable to Celanese Corporation divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation shareholders' equity.

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / A-2

Exhibit A
Adjusted EBIT and Operating EBITDA - Reconciliation of Non-GAAP Measures - Unaudited

	Year Ended December 31,
	2023		2022
	(In $ millions, except percentages)
Net sales	10,940		9,673

Net earnings (loss) attributable to Celanese Corporation	1,960		1,894
(Earnings) loss from discontinued operations	9		8
Interest income	(39)		(69)
Interest expense	720		405
Refinancing expense	7		—
Income tax provision (benefit)	(790)		(489)
Certain items attributable to Celanese Corporation(1)	(114)		422
Adjusted EBIT / Adjusted EBIT Margin	1,753	16.0%	2,171	22.4%
Depreciation and amortization expense(2)	691		446
Operating EBITDA	2,444		2,617

	Year Ended December 31,
	2021		2020		2019
	(In $ millions, except percentages)
Net sales	8,537		5,655		6,297

Net earnings (loss) attributable to Celanese Corporation	1,890		1,985		852
(Earnings) loss from discontinued operations	22		12		6
Interest income	(8)		(6)		(6)
Interest expense	91		109		115
Refinancing expense	9		—		4
Income tax provision (benefit)	330		247		124
Certain items attributable to Celanese Corporation(1)	139		(1,216)		381
Adjusted EBIT / Adjusted EBIT Margin	2,473	29.0%	1,131	20.0%	1,476	23.4%
Depreciation and amortization expense(2)	362		344		329
Operating EBITDA	2,835		1,475		1,805
(1)Information about Certain items is included in the Company’s Non-GAAP Financial Measures and Other Information document available on the Financial Information/Financial Document Library page of our website, investors.celanese.com, and is also available as Exhibit 99.2 to our Form 8-K furnished to the SEC on February 20, 2024.
(2)Excludes accelerated depreciation and amortization expense, which amounts are included in Certain Items above.

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / A-3

Exhibit A
Adjusted Earnings (Loss) Per Share - Reconciliation of a Non-GAAP Measure - Unaudited

	Year Ended December 31,				Year over Year Change
	2023		2022
		per share		per share
	(In $ millions, except per share data and percentages)
Earnings (loss) from continuing operations attributable to Celanese Corporation	1,969	18.00	1,902	17.41	3.4%
Income tax provision (benefit)	(790)		(489)
Earnings (loss) from continuing operations before tax	1,179		1,413
Certain items attributable to Celanese Corporation(1)	(114)		422
Refinancing and related expenses	7		158	(2)
Adjusted earnings (loss) from continuing operations before tax	1,072		1,993
Income tax (provision) benefit on adjusted earnings(3)	(96)		(259)
Adjusted earnings (loss) from continuing operations(4)	976	8.92	1,734	15.88	(43.8)%

	Diluted shares (in millions)(5)
Weighted average shares outstanding	108.8		108.4
Incremental shares attributable to equity awards	0.6		0.8
Total diluted shares	109.4		109.2

	Year Ended December 31,
	2021		2020		2019
		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations attributable to Celanese Corporation	1,912	17.06	1,997	16.85	858	6.89
Income tax provision (benefit)	330		247		124
Earnings (loss) from continuing operations before tax	2,242		2,244		982
Certain items attributable to Celanese Corporation(1)	139		(1,216)		381
Refinancing and related expenses	9		—		4
Adjusted earnings (loss) from continuing operations before tax	2,390		1,028		1,367
Income tax (provision) benefit on adjusted earnings(3)	(359)		(123)		(178)
Adjusted earnings (loss) from continuing operations(4)	2,031	18.12	905	7.64	1,189	9.53

	Diluted shares (in millions)(5)
Weighted average shares outstanding	111.2		117.8		123.9
Incremental shares attributable to equity awards	0.9		0.7		0.8
Total diluted shares	112.1		118.5		124.7
(1)Information about Certain items is included in the Company’s Non-GAAP Financial Measures and Other Information document available on the Financial Information/Financial Document Library page of our website, investors.celanese.com, and is also available as Exhibit 99.2 to our Form 8-K furnished to the SEC on February 20, 2024.
(2)Includes net interest expense and certain fees related to debt issued as part of our acquisition of the M&M Business.
(3)The adjusted effective tax rates for the years ended December 31, 2023, 2022, 2021, 2020 and 2019 are detailed in the Adjusted Tax Rate table below.

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / A-4

Exhibit A
(4)Excludes the immediate recognition of actuarial gains and losses and the impact of actual vs. expected plan asset returns.

	Actual Plan Asset Returns	Expected Plan Asset Returns
	(In percentages
2023	8.1	5.2
2022	(18.4)	5.4
2021	1.1	6.3
2020	12.4	6.5
2019	16.7	6.5
(5)Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.
Adjusted Tax Rate - Reconciliation of a Non-GAAP Measure - Unaudited

	Year Ended December 31,
	2023	2022	2021	2020	2019
	(In percentages)
US GAAP effective tax rate	(67)	(34)	15	11	13
Discrete quarterly recognition of GAAP items(1)	2	(6)	(2)	12	—
Tax impact of other charges and adjustments(2)	(3)	9	(1)	(9)	—
Utilization of foreign tax credits	—	—	(1)	(3)	(3)
Changes in valuation allowances, excluding impact of other charges and adjustments(3)	13	(1)	3	—	3
Other, includes effect of discrete current year transactions(4)(5)	64	45	1	1	—
Adjusted tax rate	9	13	15	12	13
(1)Such as changes in tax laws (including US tax reform), deferred taxes on outside basis differences, changes in uncertain tax positions and prior year audit adjustments.
(2)Reflects the tax impact on pre-tax adjustments presented in Certain Items, which are excluded from pre-tax income for adjusted earnings per share purposes. Information about Certain items is included in the Company’s Non-GAAP Financial Measures and Other Information document available on the Financial Information/Financial Document Library page of our website, investors.celanese.com, and is also available as Exhibit 99.2 to our Form 8-K furnished to the SEC on February 20, 2024.
(3)Reflects changes in valuation allowances related to changes in judgment regarding the realizability of deferred tax assets or current year operations, excluding other charges and adjustments.
(4)Includes tax impacts related to full-year actual tax opportunities and related costs.
(5)Includes the reversal of certain US GAAP deferred tax benefits related to non-recurring internal restructuring transactions related to the M&M Acquisition, to centralize ownership of intellectual property with the business and to facilitate future deployment of cash to service acquisition indebtedness. Certain benefits of the internal restructuring will be realized in future periods for adjusted earnings purposes.

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / A-5

Exhibit A
Free Cash Flow - Reconciliation of a Non-GAAP Measure - Unaudited

	Year Ended December 31,
	2023	2022	2021	2020	2019
	(In $ millions)
Net cash provided by (used in) investing activities	(134)	(11,141)	(1,119)	592	(493)
Net cash provided by (used in) financing activities	(1,456)	10,290	(1,042)	(1,471)	(935)

Net cash provided by (used in) operating activities	1,899	1,819	1,757	1,343	1,454
Capital expenditures on property, plant and equipment	(568)	(543)	(467)	(364)	(370)
Contributions from/(Distributions) to NCI	(11)	(13)	(27)	(29)	(10)
Free cash flow(1)	1,320	1,263	1,263	950	1,074
(1)Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operating activities, less capital expenditures on property, plant and equipment, and adjusted for contributions from or distributions to our noncontrolling interest joint ventures.
Return on Invested Capital (Adjusted) - Presentation of a Non-GAAP Measure - Unaudited

			2023
			(In $ millions, except percentages)
Net earnings (loss) attributable to Celanese Corporation			1,960

Adjusted EBIT			1,753
Adjusted effective tax rate			9%
Adjusted EBIT tax effected			1,595

	2023	2022	Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	1,383	1,306	1,345
Long-term debt, net of unamortized deferred financing costs	12,301	13,373	12,837
Celanese Corporation shareholders’ equity	7,091	5,637	6,364
Invested capital			20,546

Return on invested capital (adjusted)			7.8%

Net earnings (loss) attributable to Celanese Corporation as a percentage of invested capital			9.5%

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / A-6

Exhibit A

			2022
			(In $ millions, except percentages)
Net earnings (loss) attributable to Celanese Corporation			1,894

Adjusted EBIT			2,171
Adjusted effective tax rate			13%
Adjusted EBIT tax effected			1,889

	2022	2021	Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	1,306	791	1,049
Long-term debt, net of unamortized deferred financing costs	13,373	3,176	8,275
Celanese Corporation shareholders’ equity	5,637	4,189	4,913
Invested capital			14,237

Return on invested capital (adjusted)			13.3%

Net earnings (loss) attributable to Celanese Corporation as a percentage of invested capital			13.3%

			2021
			(In $ millions, except percentages)
Net earnings (loss) attributable to Celanese Corporation			1,890

Adjusted EBIT			2,473
Adjusted effective tax rate			15%
Adjusted EBIT tax effected			2,102

	2021	2020	Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	791	496	644
Long-term debt, net of unamortized deferred financing costs	3,176	3,227	3,202
Celanese Corporation shareholders’ equity	4,189	3,526	3,858
Invested capital			7,704

Return on invested capital (adjusted)			27.3%

Net earnings (loss) attributable to Celanese Corporation as a percentage of invested capital			24.5%

Celanese 2024 / Notice of Annual Meeting and Proxy Statement / A-7

Celanese

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (EDT) on May 12, 2024 (May 8, 2024 for participants in the Celanese Americas Retirement Savings Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CE2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. (EDT) on May 12, 2024 (May 8, 2024 for participants in the Celanese Americas Retirement Savings Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V41075-P08788-Z87198 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CELANESE CORPORATION

The Board of Directors recommends that you vote FOR all director nominees in Item 1, and FOR Items 2, 3, and 4.

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Edward G. Galante			
1b. Timothy Go			
1c. Kathryn M. Hill			
1d. David F. Hoffmeister			
1e. Dr. Jay V. Ihlenfeld			
1f. Deborah J. Kissire			
1g. Michael Koenig			
1h. Ganesh Moorthy			
1i. Kim K.W. Rucker			
1j. Lori J. Ryerkerk			

The proxies are authorized to vote, in their discretion, for a substitute should any nominee become unavailable for election and upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V41076-P08788-Z87198

PROXY AND VOTING INSTRUCTIONS CARD

The undersigned hereby constitutes and appoints Scott A. Richardson and Michael R. Sullivan, and each of them (collectively, the "Proxyholders"), his/her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of CELANESE CORPORATION (the "Company") to be held on Monday, May 13, 2024 at 11:30 a.m. (CDT), and at any adjournments thereof (the "Meeting"), and to vote the undersigned's shares of Company Common Stock on all matters coming before the Meeting in the manner directed on the reverse side of this card. You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. **ON MATTERS FOR WHICH YOU DO NOT SPECIFY A CHOICE, THE SHARES OF COMPANY COMMON STOCK WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS; THEREFORE, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE COMPANY'S DIRECTOR NOMINEES IN ITEM 1; AND FOR ITEMS 2, 3, AND 4.** The Proxyholders cannot vote the shares unless you sign and return this card.

If you are a participant in the Celanese Americas Retirement Savings Plan (the "Plan") this card also constitutes voting instructions to the trustee for any shares held on your behalf under the Plan. The trustee will vote the shares as instructed. Your voting instructions must be received by May 8, 2024, to allow sufficient time for the trustee to vote the shares. If no voting instructions are provided, the trustee will vote the shares in the same proportion as shares to which voting instructions have been received, unless contrary to ERISA.

(Continued and to be signed on reverse side)